Fidelity®

Select

Portfolios®

Air Transportation

Automotive

Banking

Biotechnology

Brokerage and Investment Management

Business Services and Outsourcing

Chemicals

Computers

Construction and Housing

Consumer Industries

Cyclical Industries

Defense and Aerospace

Developing Communications

Electronics

Energy

Energy Service

Environmental

Financial Services

Food and Agriculture

Gold

Health Care

Home Finance

Industrial Equipment

Industrial Materials

Insurance

Leisure

Medical Delivery

Medical Equipment and Systems

Money Market

Multimedia

Natural Gas

Natural Resources

Networking and Infrastructure

Paper and Forest Products

Retailing

Software and Computer Services

Technology

Telecommunications

Transportation

Utilities Growth

Wireless

Annual Report

for the year ending
February 28, 2001
and

Prospectus

dated April 29, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance Overview	A-4
Fund Updates*
Consumer Sector	A-6	Consumer Industries
	A-13	Food and Agriculture
	A-19	Leisure
	A-25	Multimedia
	A-31	Retailing
Cyclicals Sector	A-36	Air Transportation
	A-41	Automotive
	A-46	Chemicals
	A-51	Construction and Housing
	A-57	Cyclical Industries
	A-64	Defense and Aerospace
	A-69	Environmental Services
	A-74	Industrial Equipment
	A-80	Industrial Materials
	A-86	Paper and Forest Products
	A-91	Transportation
Financial Services Sector	A-97	Banking
	A-102	Brokerage and Investment Management
	A-107	Financial Services
	A-113	Home Finance
	A-118	Insurance
Health Care Sector	A-124	Biotechnology
	A-130	Health Care
	A-136	Medical Delivery
	A-142	Medical Equipment and Systems
Natural Resources Sector	A-148	Energy
	A-154	Energy Service
	A-159	Gold
	A-165	Natural Resources

* Fund updates for each Select Portfolio include: Performance and Investment Summary, Manager's Overview, Investments, and Financial Statements.

Annual Report

Technology Sector	A-171	Business Services and Outsourcing
	A-177	Computers
	A-184	Developing Communications
	A-190	Electronics
	A-196	Networking and Infrastructure
	A-202	Software and Computer Services
	A-208	Technology
Utilities Sector	A-215	Natural Gas
	A-221	Telecommunications
	A-227	Utilities Growth
	A-233	Wireless
	A-239	Money Market
Notes to Financial Statements	A-246	Notes to the Financial Statements
Report of Independent Accountants	A-250	The auditors' opinion
Distributions	A-251
Proxy Voting Results	A-252
Fidelity Select Portfolios Prospectus	P-1

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Because of their narrow focus, sector funds tend to be more volatile than funds that diversify across many sectors and companies.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance Overview

Weak corporate earnings and a softer economy were two of the pins that burst the speculative technology bubble during the 12-month period ending February 28, 2001, dropping a number of major equity indexes into bear-market territory. The tech-heavy NASDAQ Composite ® Index suffered the biggest decline. After breaking the 5,000 point ceiling just days after the period opened, the NASDAQ ® finished the 12-month period down 54.10%, losing nearly 3,000 points in the process. The Standard & Poor's 500 SM Index - a large-capitalization index of 500 widely held stocks - didn't fall nearly as far, declining 8.20% during the period. But to illustrate the technology sector's negative influence, the S&P 500 ® would have gained nearly 10% for the year minus its tech weighting, which averaged 29% during the period. One benchmark that did hold up relatively well was the Dow Jones Industrial Average SM, a proxy of 30 well-known, blue chip stocks, which gained 5.27%. However, small-cap stocks, particularly those in the growth universe, fared much worse: The small-cap oriented Russell 2000 ® Index lost 16.84% for the one-year period.

While broad stock market performance was generally weak, Select Portfolio returns fared well on a relative basis. Of the 38 Select equity portfolios in existence for at least one full year at the close of the period, 74% - or 28 out of 38 - beat the S&P 500's 12-month return. At the same time, 61%, or 23 out of 38, topped their respective Goldman Sachs indexes. The best-performing Portfolio was Select Insurance, which gained 73.17%. Select Technology posted the lowest return, falling 59.05%. Two new Portfolios, Select Networking & Infrastructure and Select Wireless, were introduced in September 2000.

Turning to individual market segments, our Portfolios that focus on the consumer sector offered mixed results. Food and Agriculture was a standout, as investors rotated from riskier growth stocks to defensive food and supermarket stocks. In a difficult period for retailers overall, Retailing ended the period with a positive return, helped by a focus on strong-performing drug store chains. Consumer Industries also was a positive contributor, but a slowdown in consumer spending held back its relative return. Despite limited direct exposure to the technology sector, both Leisure and Multimedia suffered when the dot-com demise caused a significant deceleration in advertising spending.

As growth-oriented investing fell from favor, the value-oriented cyclical sector was a prime beneficiary. All 11 of our cyclical sector Portfolios beat the S&P 500, and eight of the 11 topped the Goldman Sachs Cyclical Industries Index. Air Transportation returned 50% on the heels of a better supply/demand environment and improved fundamentals for airlines. These factors, and the strong performance of railroad and trucking stocks, boosted Transportation's return. Favorable security selection among pollution control stocks was a positive for Environmental Services. The prospects of increased military spending drove a strong year for Defense and Aerospace. Falling mortgage rates were good news for homebuilder stocks, a key contributor to Construction and Housing, while the rebound of previously underappreciated and undervalued stocks propelled Cyclical Industries, Chemicals and Industrial Materials to strong returns. Elsewhere, higher inventories and lower demand hurt many stocks in Paper and Forest Products, but the Portfolio still posted a double-digit gain. Automotive handily beat the broader market but underperformed the overall cyclical sector, as did Industrial Equipment, a segment of the market hit particularly hard by recession fears later in the period.

As a general rule, when interest rates fall, the financial services sector benefits. To illustrate, all five of our finance-related Select Portfolios significantly outperformed the broader market. Insurance benefited from the industry's ability to command higher premiums, particularly the property and casualty insurers; Home Finance was a beneficiary of the sector's stable earnings growth; Banking, with a focus on companies with sound credit quality, gained 40%; and Financial Services nearly matched that return thanks to quality stock picks in government-sponsored enterprises. Although its 12-month return was nearly 24%, Brokerage and Investment Management's return was tempered by weak trading volumes in the industry and extreme market volatility.

The health care sector emerged relatively unscathed from the market's volatility, with one exception: biotechnology. Investors linked this segment of the market with the performance of technology stocks. Unfortunately, this sentiment hurt our Biotechnology and Health Care Portfolios, both of which were largely exposed to the biotech industry. Conversely, Medical Delivery returned more than 67% thanks to the rebound in hospital and HMO stocks, while Medical Equipment and Systems was rewarded for good stock picks in orthopedics-related companies.

Higher crude oil and natural gas prices fueled a strong showing for the natural resources sector. Energy Service, Natural Resources and Energy all benefited from this environment, returning nearly 33%, 30% and 29%, respectively. Each outperformed the Goldman Sachs Natural Resources Index. But while Select Gold outperformed the S&P 500, the weak price of the precious metal led to the Portfolio's underperformance of the Goldman Sachs index.

The technology sector's troubles of the past year were reflected in the returns of our Technology, Computers and Developing Communications Portfolios; each declined more than 55%. Networking & Infrastructure suffered a similar fate in its five-plus months since inception. Business Services and Outsourcing bucked the trend, however, as many companies in that industry posted decent earnings growth. While Software and Computer Services had a negative return, other areas of technology were hit harder by the correction, and the Portfolio outperformed the Goldman Sachs Technology Index. Electronics also topped the index, but record-high valuations and inventory surpluses in the industry led to a negative return.

In the telecommunications and utilities sectors, telecom was one of the weakest market segments of the past year, hurt by a slowdown in capital spending and increased competition. This environment held back returns of Telecommunications, Utilities Growth and our new Wireless Portfolio. On the other hand, Natural Gas - a more "pure-play" utilities vehicle - returned more than 55% due to strong demand, limited supply and high prices of the commodity.

In the pages that follow, you'll find detailed summaries for each of the Select Portfolios. We hope that you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity® Select ® Portfolios.

Sincerely,

/s/William R. Ebsworth

William R. Ebsworth

Group Leader, FMR Research
Select Group Leader

Annual Report

Cumulative Total Returns

For the year ended February 28, 2001

Insurance 73.17%
Home Finance 68.78%
Medical Delivery 67.80%
Natural Gas 55.49%
Air Transportation 50.37%
Food & Agriculture 45.47%
Transportation 41.09%
Banking 40.08%
Financial Services 39.19%
Environmental Services 35.63%
Energy Service 32.98%
Construction & Housing 30.67%
Defense & Aerospace 30.45%
Natural Resources 29.57%
Energy 28.84%
Medical Equipment & Systems 28.41%
Cyclical Industries 26.88%
Brokerage & Investment Management 23.77%
Chemicals 19.09%
Industrial Materials 18.28%
Health Care 16.40%
Business Services & Outsourcing 15.21%
Paper & Forest Products 13.48%
Automotive 8.16%
Retailing 5.77%
Consumer Industries 2.74%
Gold –7.41%
Industrial Equipment –7.69%
S&P 500 –8.20%
Leisure –12.04%
Multimedia –13.97%
Utilities Growth –17.65%
Biotechnology –31.61%
Software & Computer Services –35.27%
Electronics –49.66%
Telecommunications –49.80%
Computers –55.11%
Developing Communications –55.71%
Technology –59.05%
–60 –50 –40 –30 –20 –10 0 10 20 30 40 50 60 70 80

Past performance is no guarantee of future results. Total returns include changes in a fund's share price, plus reinvestment of any dividends and capital gains but do not include Select's 3% sales charge, and certain fees paid by shareholders upon exchange or redemption. Figures for the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, include reinvestment of dividends. S&P 500 is a registered trademark of Standard & Poor's. All performance numbers are historical; each equity fund's share price and return will vary and shareholders may have a gain or loss when they sell their shares. If FMR had not reimbursed certain fund expenses for some of the funds, those returns would have been lower.

Annual Report

Consumer Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	2.74%	91.57%	299.92%
Select Consumer Industries (load adj.)	-0.35%	85.82%	287.92%
S&P 500	-8.20%	109.18%	320.75%
GS Consumer Industries	6.60%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 269 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	2.74%	13.88%	14.87%
Select Consumer Industries (load adj.)	-0.35%	13.19%	14.52%
S&P 500	-8.20%	15.91%	15.45%
GS Consumer Industries	6.60%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Consumer Industries Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $38,792 - a 287.92% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Philip Morris Companies, Inc.	6.8
Procter & Gamble Co.	6.4
The Coca-Cola Co.	4.9
Kimberly-Clark Corp.	4.2
Viacom, Inc. Class B (non-vtg.)	4.2
Gillette Co.	3.6
Walt Disney Co.	3.3
Clear Channel Communications, Inc.	3.2
Avon Products, Inc.	2.9
Colgate-Palmolive Co.	2.2
41.7
Top Industries as of February 28, 2001
% of fund's net assets
Media	24.3%
Household Products	12.9%
Personal Products	8.8%
Beverages	8.0%
Specialty Retail	7.6%
All Others*	38.4%
* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Consumer Industries Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Porter, Portfolio Manager of Fidelity Select Consumer Industries Portfolio

Q. How did the fund perform, John?

A. For the 12-month period that ended February 28, 2001, the fund returned 2.74%. In comparison, the Goldman Sachs Consumer Industries Index - an index of 269 stocks designed to measure the performance of companies in the consumer industries sector - gained 6.60%. During the same period, the Standard & Poor's 500 Index fell 8.20%.

Q. What factors caused the fund to underperform the Goldman Sachs index during the past year?

A. Overall, the slowing domestic economy had much to do with the fund's positioning and, subsequently, its performance. Going into the period, I positioned the fund defensively toward retail, as these economically sensitive stocks generally underperform during periods of economic weakness. At the same time, the fund was offensively positioned in consumer products because these stocks typically outperform the broader market in a weak economy. This strategy worked well for the majority of the period as the economy worsened. However, a surprise interest-rate cut by the Federal Reserve Board on January 3, 2001, altered the perception of the macroeconomic outlook significantly. The Fed's action, which gave investors hope that an economic recovery was soon possible, was the catalyst for sharp monthly gains in the retail sector and a sizable pullback in defensive stocks, such as consumer products. As a result of this abrupt change in sentiment and sector performance during January, the fund's overall defensive positioning, which included underweighting retail and overweighting consumer staples, made up the bulk of its shortfall in relative performance for the period. The fund's defensive strategy toward cyclically sensitive retail stocks worked favorably again in February, as the market reversed the prior month's course and investors grew pessimistic about the economy. However, our gains in February didn't make up for the prior month's weakness.

Q. What about the fund's positioning in the wireless industry?

A. Our out-of-benchmark positions in wireless communications, such as Nextel Communications and Crown Castle International, hurt our relative performance as the telecommunications sector faced a number of negative short-term factors. Increased competition, slower demand for handsets and electronic components, and higher-than-expected licensing costs for 3G - or third generation bandwidth - all caused price depreciation within the sector. Both Nextel and Crown Castle were sold off during the period.

Q. Which strategies worked out well?

A. Overweighting household products stocks, such as Kimberly-Clark and Colgate-Palmolive, and personal care stocks, such as Avon Products, all of which rose briskly in value during the past six months, boosted our relative return. Shares of consumer products and personal care manufacturers historically have done well during slowing economies because these basic necessities are among the last items on which people will cut back their spending. Consumers will continue to spend money on basic necessities even if they've foregone purchasing big-ticket items such as automobiles. Elsewhere, our overweighting of tobacco stocks helped. Specifically, both Philip Morris and RJ Reynolds Tobacco rose sharply on the recognition of their strong fundamentals and as concerns about the tobacco litigation backdrop subsided.

Q. What stocks stood out as top performers? Which disappointed?

A. Drug store giant Walgreen was the fund's third-largest contributor to performance, behind Philip Morris and Kimberly-Clark. Investors bid up shares of the company as a defensive play on consumers' need for prescription drugs and the company's attractive earnings growth relative to other areas of the market. Consumer products manufacturer Kimberly-Clark, which makes tissues and diapers, performed well in response to investors' shift into stable growth companies and its inherently strong fundamentals. On the down side, several retailers underperformed as the economy weakened and curtailed earnings growth, including Gap and Home Depot. Elsewhere, Walt Disney suffered from a decline in revenue at its ABC-TV network due to a softer advertising market and lower ratings, while weaker-than-expected holiday sales hurt its Disney Stores consumer retail chain.

Q. What's your outlook?

A. I'll continue to position the fund to benefit from a slowing economy during the next six months, paying close attention to the monetary policy of the Federal Reserve Board. At the same time, should the sluggish economy begin to turn around in favor of faster growth, our positions in early cyclical stocks - or those that tend to move higher earlier in an expected recovery, such as media/broadcasting - should benefit the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 29, 1990

Fund number: 517

Trading symbol: FSCPX

Size: as of February 28, 2001, more than
$20 million

Manager: John Porter, since 1999; manager, Fidelity Advisor Consumer Industries Fund, since 1999; several Fidelity Select Portfolios, 1996-1999; joined Fidelity in 1995

3

Annual Report

Consumer Industries Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value (Note 1)
AUTOMOBILES - 0.1%
Harley-Davidson, Inc.	400	$ 17,340
BEVERAGES - 8.0%
Anheuser-Busch Companies, Inc.	3,000	131,100
Pepsi Bottling Group, Inc.	2,500	100,875
PepsiCo, Inc.	8,700	400,896
The Coca-Cola Co.	19,000	1,007,570
TOTAL BEVERAGES		1,640,441
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Cintas Corp.	500	18,008
Dun & Bradstreet Corp. (a)	1,000	25,100
Manpower, Inc.	2,300	78,269
Robert Half International, Inc. (a)	2,600	62,556
TOTAL COMMERCIAL SERVICES & SUPPLIES		183,933
DIVERSIFIED FINANCIALS - 0.1%
Moody's Corp.	900	24,264
FOOD & DRUG RETAILING - 6.1%
CVS Corp.	5,450	332,450
Kroger Co. (a)	8,800	213,312
Rite Aid Corp. (a)	1,300	6,786
Safeway, Inc. (a)	3,400	184,654
Sysco Corp.	2,300	62,698
Walgreen Co.	8,000	354,560
Whole Foods Market, Inc. (a)	2,200	94,875
TOTAL FOOD & DRUG RETAILING		1,249,335
FOOD PRODUCTS - 4.0%
Earthgrains Co.	3,200	61,440
H.J. Heinz Co.	5,000	212,900
Hershey Foods Corp.	500	32,045
Kellogg Co.	3,700	98,383
Quaker Oats Co.	1,900	185,288
Unilever NV (NY Shares)	2,900	162,110
Wm. Wrigley Jr. Co.	600	55,872
TOTAL FOOD PRODUCTS		808,038
HOTELS RESTAURANTS & LEISURE - 5.7%
Carnival Corp.	2,400	80,016
CEC Entertainment, Inc. (a)	2,000	80,000
Harrah's Entertainment, Inc. (a)	3,000	93,060
Hilton Hotels Corp.	3,400	36,414
Jack in the Box, Inc. (a)	3,300	98,406
Mandalay Resort Group (a)	4,400	89,232
Marriott International, Inc. Class A	1,100	46,948
McDonald's Corp.	11,100	326,340
MGM Mirage, Inc.	2,500	67,200
Papa John's International, Inc. (a)	1,200	28,650
Park Place Entertainment Corp. (a)	3,300	36,795

	Shares	Value (Note 1)
Starbucks Corp. (a)	900	$ 42,863
Starwood Hotels & Resorts Worldwide, Inc. unit	1,600	55,840
Tricon Global Restaurants, Inc. (a)	2,000	77,000
TOTAL HOTELS RESTAURANTS & LEISURE		1,158,764
HOUSEHOLD DURABLES - 0.2%
Tupperware Corp.	1,900	44,840
HOUSEHOLD PRODUCTS - 12.9%
Colgate-Palmolive Co.	7,600	448,780
Kimberly-Clark Corp.	12,200	872,300
Procter & Gamble Co.	18,500	1,304,250
Reckitt Benckiser PLC	1,600	21,962
TOTAL HOUSEHOLD PRODUCTS		2,647,292
INDUSTRIAL CONGLOMERATES - 0.1%
Minnesota Mining & Manufacturing Co.	200	22,550
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Mattel, Inc.	1,300	22,048
MEDIA - 24.3%
AOL Time Warner, Inc. (a)	1,000	44,030
AT&T Corp. - Liberty Media Group Class A (a)	25,400	373,380
Cablevision Systems Corp. Class A (a)	200	15,520
Citadel Communications Corp. (a)	1,700	42,500
Clear Channel Communications, Inc. (a)	11,458	654,825
Comcast Corp. Class A (special) (a)	6,200	268,538
Cox Communications, Inc. Class A (a)	2,600	107,952
Dow Jones & Co., Inc.	300	18,480
E.W. Scripps Co. Class A	500	31,465
EchoStar Communications Corp. Class A (a)	700	18,288
Fox Entertainment Group, Inc. Class A (a)	13,600	325,040
Gannett Co., Inc.	2,100	138,894
Gemstar-TV Guide International, Inc. (a)	1,200	54,300
General Motors Corp. Class H	800	18,136
Houghton Mifflin Co.	600	25,488
Interpublic Group of Companies, Inc.	2,400	90,240
McGraw-Hill Companies, Inc.	3,000	176,880
Omnicom Group, Inc.	4,700	426,243
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	2,000	25,800
Radio One, Inc. Class A (a)	4,800	72,000
Scholastic Corp. (a)	900	38,475
Sinclair Broadcast Group, Inc. Class A (a)	4,200	38,063
The New York Times Co. Class A	1,200	53,040
Tribune Co.	2,700	109,620
True North Communications	3,000	115,500
Univision Communications, Inc. Class A (a)	4,600	151,800
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
Viacom, Inc. Class B (non-vtg.) (a)	17,428	$ 866,172
Walt Disney Co.	21,800	674,710
TOTAL MEDIA		4,975,379
MULTILINE RETAIL - 3.9%
BJ's Wholesale Club, Inc. (a)	1,900	86,469
Dillards, Inc. Class A	1,200	22,560
Dollar General Corp.	2,800	52,080
Federated Department Stores, Inc. (a)	1,400	67,690
Kohls Corp. (a)	800	52,728
Sears, Roebuck & Co.	700	28,735
The May Department Stores Co.	1,500	59,385
Wal-Mart Stores, Inc.	8,500	425,765
TOTAL MULTILINE RETAIL		795,412
OFFICE ELECTRONICS - 0.1%
Xerox Corp.	2,900	17,516
PERSONAL PRODUCTS - 8.8%
Alberto-Culver Co. Class A	1,600	53,920
Avon Products, Inc.	14,100	598,686
Estee Lauder Companies, Inc. Class A	10,700	413,448
Gillette Co.	22,400	728,224
TOTAL PERSONAL PRODUCTS		1,794,278
PHARMACEUTICALS - 0.5%
Pfizer, Inc.	1,200	54,000
Schering-Plough Corp.	1,000	40,250
TOTAL PHARMACEUTICALS		94,250
SPECIALTY RETAIL - 7.6%
Abercrombie & Fitch Co. Class A (a)	1,500	42,540
American Eagle Outfitters, Inc. (a)	2,400	83,550
AnnTaylor Stores Corp. (a)	1,400	36,162
AutoNation, Inc.	4,500	37,350
Bed Bath & Beyond, Inc. (a)	1,800	44,325
Best Buy Co., Inc. (a)	7,600	311,296
Circuit City Stores, Inc. - Circuit City Group	2,600	39,442
Gap, Inc.	10,037	273,408
Gymboree Corp. (a)	4,900	57,575
Home Depot, Inc.	7,600	323,000
RadioShack Corp.	1,200	51,360
Staples, Inc. (a)	575	8,553
Talbots, Inc.	1,800	91,476
The Limited, Inc.	6,802	120,055
Ultimate Electronics, Inc. (a)	1,700	43,350
TOTAL SPECIALTY RETAIL		1,563,442

	Shares	Value (Note 1)
TEXTILES & APPAREL - 1.6%
Coach, Inc.	2,300	$ 69,322
Gucci Group NV (NY Shares)	700	61,509
Jones Apparel Group, Inc. (a)	700	26,880
NIKE, Inc. Class B	2,400	93,720
Timberland Co. Class A (a)	300	16,794
Tommy Hilfiger Corp. (a)	4,500	68,400
TOTAL TEXTILES & APPAREL		336,625
TOBACCO - 7.1%
DIMON, Inc.	1,000	8,760
Philip Morris Companies, Inc.	28,800	1,387,581
RJ Reynolds Tobacco Holdings, Inc.	1,100	62,150
TOTAL TOBACCO		1,458,491
TOTAL COMMON STOCKS (Cost $15,871,677)		18,854,238
Cash Equivalents - 9.9%

Fidelity Cash Central Fund, 5.61% (b)	1,550,233	1,550,233
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	482,850	482,850
TOTAL CASH EQUIVALENTS (Cost $2,033,083)		2,033,083
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $17,904,760)		20,887,321
NET OTHER ASSETS - (2.0)%		(404,500)
NET ASSETS - 100%		$ 20,482,821
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $21,328,730 and $62,269,860, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,708 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $18,163,990. Net unrealized appreciation aggregated $2,723,331, of which $3,436,803 related to appreciated investment securities and $713,472 related to depreciated investment securities.

The fund hereby designates approximately $4,066,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Consumer Industries Portfolio
Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $457,798) (cost $17,904,760) - See accompanying schedule		$ 20,887,321
Cash		15,336
Receivable for investments sold		66,828
Receivable for fund shares sold		181,113
Dividends receivable		11,226
Interest receivable		6,126
Redemption fees receivable		59
Other receivables		267
Total assets		21,168,276
Liabilities
Payable for investments purchased	$ 123,832
Payable for fund shares redeemed	45,044
Accrued management fee	9,569
Other payables and accrued expenses	24,160
Collateral on securities loaned, at value	482,850
Total liabilities		685,455
Net Assets		$ 20,482,821
Net Assets consist of:
Paid in capital		$ 15,057,662
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,442,607
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,982,552
Net Assets, for 809,382 shares outstanding		$ 20,482,821
Net Asset Value and redemption price per share ($20,482,821 ÷ 809,382 shares)		$25.31
Maximum offering price per share (100/97.00 of $25.31)		$26.09

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 226,309
Interest		92,905
Security lending		1,926
Total income		321,140
Expenses
Management fee	$ 130,191
Transfer agent fees	166,930
Accounting and security lending fees	60,483
Non-interested trustees' compensation	89
Custodian fees and expenses	20,449
Registration fees	17,932
Audit	12,274
Legal	217
Miscellaneous	110
Total expenses before reductions	408,675
Expense reductions	(4,224)	404,451
Net investment income (loss)		(83,311)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,582,937
Foreign currency transactions	(385)	5,582,552
Change in net unrealized appreciation (depreciation) on:
Investment securities	(6,380,331)
Assets and liabilities in foreign currencies	80	(6,380,251)
Net gain (loss)		(797,699)
Net increase (decrease) in net assets resulting from operations		$ (881,010)
Other Information Sales charges paid to FDC		$ 63,530
Deferred sales charges withheld by FDC		$ 165
Exchange fees withheld by FSC		$ 3,435
Expense reductions
Directed brokerage arrangements		$ 4,224

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (83,311)	$ 41,337
Net realized gain (loss)	5,582,552	4,505,335
Change in net unrealized appreciation (depreciation)	(6,380,251)	(7,292,511)
Net increase (decrease) in net assets resulting from operations	(881,010)	(2,745,839)
Distributions to shareholders From net investment income	-	(42,261)
From net realized gain	(2,546,244)	(4,852,121)
Total distributions	(2,546,244)	(4,894,382)
Share transactions Net proceeds from sales of shares	16,721,070	32,937,853
Reinvestment of distributions	2,429,097	4,772,156
Cost of shares redeemed	(58,632,173)	(49,036,030)
Net increase (decrease) in net assets resulting from share transactions	(39,482,006)	(11,326,021)
Redemption fees	61,431	52,792
Total increase (decrease) in net assets	(42,847,829)	(18,913,450)
Net Assets
Beginning of period	63,330,650	82,244,100
End of period	$ 20,482,821	$ 63,330,650
Other Information Shares
Sold	590,436	1,041,150
Issued in reinvestment of distributions	99,228	149,653
Redeemed	(2,105,216)	(1,551,354)
Net increase (decrease)	(1,415,552)	(360,551)

Financial Highlights

Years ended February 28,	2001	2000 G	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 28.46	$ 31.81	$ 27.31	$ 20.66	$ 17.84
Income from Investment Operations
Net investment income (loss) C	(.11)	.02 D	(.04)	(.22)	(.22)
Net realized and unrealized gain (loss)	.68 F	(1.29)	5.41	8.34	2.93
Total from investment operations	.57	(1.27)	5.37	8.12	2.71
Less Distributions
From net investment income	-	(.02)	-	-	-
From net realized gain	(3.80)	(2.08)	(.90)	(1.52)	-
Total distributions	(3.80)	(2.10)	(.90)	(1.52)	-
Redemption fees added to paid in capital	.08	.02	.03	.05	.11
Net asset value, end of period	$ 25.31	$ 28.46	$ 31.81	$ 27.31	$ 20.66
Total Return A, B	2.74%	(4.55)%	20.18%	40.36%	15.81%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 20,483	$ 63,331	$ 82,244	$ 72,152	$ 18,392
Ratio of expenses to average net assets	1.80%	1.27%	1.34%	2.01%	2.49%
Ratio of expenses to average net assets after expense reductions	1.78% E	1.25% E	1.32% E	1.97% E	2.44% E
Ratio of net investment income (loss) to average net assets	(.37)%	.06%	(.15)%	(.90)%	(1.13)%
Portfolio turnover rate	92%	96%	150%	199%	340%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.04 per share. EFMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. FThe amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund. GFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Food and Agriculture Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	45.47%	58.86%	245.60%
Select Food and Agriculture (load adj.)	41.11%	54.09%	235.23%
S&P 500	-8.20%	109.18%	320.75%
GS Consumer Industries	6.60%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 269 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	45.47%	9.70%	13.20%
Select Food and Agriculture (load adj.)	41.11%	9.03%	12.86%
S&P 500	-8.20%	15.91%	15.45%
GS Consumer Industries	6.60%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $33,523 - a 235.23% increase on the initial investment. For comparison - look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Philip Morris Companies, Inc.	6.1
Unilever NV (NY Shares)	5.1
Anheuser-Busch Companies, Inc.	4.8
PepsiCo, Inc.	4.8
The Coca-Cola Co.	4.7
Safeway, Inc.	4.3
Kroger Co.	4.0
Quaker Oats Co.	3.7
McDonald's Corp.	3.6
Sysco Corp.	3.2
44.3
Top Industries as of February 28, 2001
% of fund's net assets
Food Products	34.5%
Food & Drug Retailing	18.6%
Beverages	18.1%
Hotels Restaurants & Leisure	8.5%
Tobacco	8.5%
All Others *	11.8%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Food and Agriculture Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Matthew Fruhan, who managed Fidelity Select Food and Agriculture Portfolio for most of the period covered by this report, with additional comments from Gail Lese, who became Portfolio Manager of the fund on January 31, 2001.

Q. How did the fund perform, Matt?

M.F. Quite well. For the 12 months that ended February 28, 2001, the fund returned 45.47%. By comparison, the Goldman Sachs Consumer Industries Index - an index of 269 stocks designed to measure the performance of companies in the consumer industries sector - returned 6.60%. During the same period, the Standard & Poor's 500 Index fell 8.20%.

Q. How was the fund able to sharply outpace both indexes during the period?

M.F. As technology stocks continued their freefall of the past 12 months, investors sought out defensive, safe haven names, such as food companies and supermarket stocks. For the most part, the fund invests in industries that tend to have better relative fundamentals during periods of economic weakness because demand for these types of products - food, beverages and tobacco - are fairly stable and less cyclical than the broader market. Investors reward these companies with higher valuations when their earnings growth potential is more attractive than the market's. In particular, strong stock picking within these industries boosted the fund's return versus its Goldman Sachs benchmark.

Q. Were there any other market factors that affected the performance of food and agriculture stocks?

M.F. Consolidation in the food and beverage industry bolstered the prices of many food stocks during the period. The fund held large positions in many of the key players in this consolidation trend. For example, PepsiCo announced plans to buy Quaker Oats, and Philip Morris won regulatory approval to complete its purchase of Nabisco. In addition, traditional grocers received a sentimental boost as the threat that e-commerce grocers would steal market share from their brick-and-mortar competitors disappeared. Investors began to question the viability of many e-commerce grocers whose earnings growth plans were predicated on raising capital from the stock market.

Q. Which of the fund's holdings performed well during the past year?

M.F. Philip Morris - the fund's largest holding - was actually the best-performing stock within the Dow Jones Industrial Average during the year 2000. I believed the stock's valuation was cheap relative to its earnings prowess, especially considering that the company's litigation outlook was expected to improve. In addition, tobacco stocks may have received a sentimental boost from a new Bush presidency. I believed Quaker Oats - another top 10 holding - had the best earnings growth outlook of all food stocks because of its popular Gatorade sports drink, which made it an attractive acquisition candidate for companies seeking faster growth. Quaker Oats' stock price shot up when PepsiCo announced plans to purchase the company. Acceleration in the sales growth of supermarkets, along with the aforementioned market factors, helped boost the returns of Kroger and Safeway, two more of the fund's top 10 holdings. Finally, Anheuser-Busch benefited from investors' defensive market moves and strong pricing trends during the period.

Q. Which stocks were the most disappointing?

M.F. One of the biggest disappointments was McDonald's. The company's sales slumped in Europe as fears about mad cow disease kept many former customers at bay. On top of that, the company's overseas sales were hurt by exposure to the weak euro. Another detractor was Outback Steakhouse. The restaurant chain reported no real company-specific problems during the period, but its stock's valuation was hurt by investor fears that restaurant sales would slump if the economy slowed. Finally, one of the fund's smaller positions - Wild Oats - detracted from performance as the company continued to experience problems with its store formats. The fund sold its position in Wild Oats by the end of the period.

Q. Turning to you, Gail, what's your outlook?

G.L. Food stocks tend to outperform during periods of economic uncertainty, like the one we are currently experiencing. I believe that intrinsic factors, such as earnings stability and visibility, and extrinsic factors, such as declining consumer confidence and fears of an economic slowdown, may continue to drive sentiment to these traditionally defensive names. Further erosion in the NASDAQ also is likely to propel additional investments in this area. My investment style is to favor those companies with solid fundamentals and strong leadership. The strength of management teams is very important to me as I assess each company's ability to deliver optimal performance for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based upon market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 29, 1985

Fund number: 009

Trading symbol: FDFAX

Size: as of February 28, 2001, more than $119 million

Manager: Gail Lese, since January 2001; analyst, since 1998; joined Fidelity in 1998

3

Annual Report

Food and Agriculture Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 90.9%
	Shares	Value (Note 1)
BEVERAGES - 18.1%
Adolph Coors Co. Class B	7,800	$ 522,210
Anheuser-Busch Companies, Inc.	131,400	5,742,180
Brown-Forman Corp. Class B (non-vtg.)	8,400	533,400
Coca-Cola Enterprises, Inc.	91,800	2,083,860
Constellation Brands, Inc. Class A (a)	3,500	223,475
Pepsi Bottling Group, Inc.	32,000	1,291,200
PepsiCo, Inc.	124,000	5,713,920
The Coca-Cola Co.	104,954	5,565,711
TOTAL BEVERAGES		21,675,956
CHEMICALS - 2.0%
Monsanto Co.	55,700	1,782,400
The Scotts Co. Class A (a)	13,200	544,500
TOTAL CHEMICALS		2,326,900
FOOD & DRUG RETAILING - 18.6%
Albertson's, Inc.	118,186	3,433,303
Fleming Companies, Inc.	25,000	617,500
Koninklijke Ahold NV sponsored ADR	21,240	692,636
Kroger Co. (a)	199,200	4,828,608
Safeway, Inc. (a)	95,900	5,208,329
SUPERVALU, Inc.	31,300	439,139
Sysco Corp.	142,800	3,892,728
Walgreen Co.	54,000	2,393,280
Winn-Dixie Stores, Inc.	31,600	807,064
TOTAL FOOD & DRUG RETAILING		22,312,587
FOOD PRODUCTS - 34.5%
Archer-Daniels-Midland Co.	143,737	2,163,242
Corn Products International, Inc.	8,300	210,820
Dean Foods Co.	13,800	454,848
Delta & Pine Land Co.	11,700	288,405
Dole Food Co., Inc.	12,700	209,550
Dreyer's Grand Ice Cream, Inc.	28,500	856,781
Earthgrains Co.	9,700	186,240
Flowers Industries, Inc.	28,400	499,840
General Mills, Inc.	53,900	2,417,415
H.J. Heinz Co.	77,000	3,278,660
Hain Celestial Group, Inc. (a)	53,118	1,646,658
Hershey Foods Corp.	28,600	1,832,974
Hormel Foods Corp.	22,400	481,600
IBP, Inc.	14,000	371,700
International Multifoods Corp.	12,000	225,480
Interstate Bakeries Corp.	11,700	191,412
Kellogg Co.	131,400	3,493,926

	Shares	Value (Note 1)
McCormick & Co., Inc. (non-vtg.)	26,600	$ 1,045,380
Nestle SA ADR (Reg.)	26,900	2,942,188
Quaker Oats Co.	45,400	4,427,408
Ralston Purina Co.	68,100	2,123,358
Sara Lee Corp.	150,700	3,268,683
Sensient Technologies Corp.	11,000	238,150
Tootsie Roll Industries, Inc.	800	39,600
Tyson Foods, Inc. Class A	26,800	337,948
Unilever NV (NY Shares)	108,678	6,075,100
Wm. Wrigley Jr. Co.	21,000	1,955,520
TOTAL FOOD PRODUCTS		41,262,886
HOTELS RESTAURANTS & LEISURE - 8.5%
Applebee's International, Inc.	5,800	177,625
Bob Evans Farms, Inc.	8,300	166,000
Brinker International, Inc. (a)	21,100	623,716
CBRL Group, Inc.	12,700	240,506
CEC Entertainment, Inc. (a)	6,300	252,000
Cheesecake Factory, Inc. (a)	7,200	284,850
Darden Restaurants, Inc.	25,200	547,596
McDonald's Corp.	146,200	4,298,280
Outback Steakhouse, Inc. (a)	18,700	497,420
P.F. Chang's China Bistro, Inc. (a)	8,900	298,150
Ruby Tuesday, Inc.	14,300	243,100
Sonic Corp. (a)	5,900	138,281
Tricon Global Restaurants, Inc. (a)	55,200	2,125,200
Wendy's International, Inc.	13,500	334,125
TOTAL HOTELS RESTAURANTS & LEISURE		10,226,849
HOUSEHOLD PRODUCTS - 0.2%
Procter & Gamble Co.	4,000	282,000
MULTILINE RETAIL - 0.3%
Kmart Corp. (a)	28,400	265,540
Wal-Mart Stores, Inc.	2,100	105,189
TOTAL MULTILINE RETAIL		370,729
SPECIALTY RETAIL - 0.2%
Krispy Kreme Doughnuts, Inc.	2,900	208,256
TOBACCO - 8.5%
DIMON, Inc.	33,240	291,182
Philip Morris Companies, Inc.	152,700	7,357,087
RJ Reynolds Tobacco Holdings, Inc.	22,950	1,296,675
Universal Corp.	6,200	234,112
UST, Inc.	35,900	1,035,356
TOTAL TOBACCO		10,214,412
TOTAL COMMON STOCKS (Cost $89,468,485)		108,880,575
Cash Equivalents - 9.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.61% (b)	10,195,334	$ 10,195,334
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	734,700	734,700
TOTAL CASH EQUIVALENTS (Cost $10,930,034)		10,930,034
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $100,398,519)		119,810,609
NET OTHER ASSETS - 0.0%		(41,940)
NET ASSETS - 100%		$ 119,768,669

Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $153,970,304 and $154,737,146, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $13,670 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $101,876,739. Net unrealized appreciation aggregated $17,933,870, of which $20,161,529 related to appreciated investment securities and $2,227,659 related to depreciated investment securities.

The fund hereby designates approximately $302,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Food and Agriculture Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $719,574) (cost $100,398,519) - See accompanying schedule		$ 119,810,609
Receivable for investments sold		723,020
Receivable for fund shares sold		807,383
Dividends receivable		151,654
Interest receivable		42,936
Redemption fees receivable		2,684
Other receivables		1,092
Total assets		121,539,378
Liabilities
Payable for investments purchased	$ 274,136
Payable for fund shares redeemed	654,680
Accrued management fee	56,054
Other payables and accrued expenses	51,139
Collateral on securities loaned, at value	734,700
Total liabilities		1,770,709
Net Assets		$ 119,768,669
Net Assets consist of:
Paid in capital		$ 97,524,378
Undistributed net investment income		1,605
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,831,288
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,411,398
Net Assets, for 2,603,238 shares outstanding		$ 119,768,669
Net Asset Value and redemption price per share ($119,768,669 ÷ 2,603,238 shares)		$46.01
Maximum offering price per share (100/97.00 of $46.01)		$47.43

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 1,960,356
Interest		573,992
Security lending		27,052
Total income		2,561,400
Expenses
Management fee	$ 639,157
Transfer agent fees	641,499
Accounting and security lending fees	74,037
Non-interested trustees' compensation	657
Custodian fees and expenses	14,239
Registration fees	32,840
Audit	15,337
Legal	276
Miscellaneous	314
Total expenses before reductions	1,418,356
Expense reductions	(42,537)	1,375,819
Net investment income		1,185,581
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,354,721
Foreign currency transactions	(3,296)	4,351,425
Change in net unrealized appreciation (depreciation) on:
Investment securities	30,518,043
Assets and liabilities in foreign currencies	546	30,518,589
Net gain (loss)		34,870,014
Net increase (decrease) in net assets resulting from operations		$ 36,055,595
Other Information Sales charges paid to FDC		$ 253,458
Deferred sales charges withheld by FDC		$ 2,997
Exchange fees withheld by FSC		$ 9,908
Expense reductions
Directed brokerage arrangements		$ 41,538
Custodian credits		12
Transfer agent credits		987
		$ 42,537

See accompanying notes which are an integral part of the financial statements.

Annual Report

Food and Agriculture Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income	$ 1,185,581	$ 1,514,152
Net realized gain (loss)	4,351,425	2,903,853
Change in net unrealized appreciation (depreciation)	30,518,589	(45,267,235)
Net increase (decrease) in net assets resulting from operations	36,055,595	(40,849,230)
Distributions to shareholders From net investment income	(1,180,679)	(1,366,746)
From net realized gain	-	(6,551,980)
In excess of net realized gain	-	(752,061)
Total distributions	(1,180,679)	(8,670,787)
Share transactions Net proceeds from sales of shares	155,000,267	25,160,713
Reinvestment of distributions	1,120,304	8,301,729
Cost of shares redeemed	(149,763,878)	(111,774,157)
Net increase (decrease) in net assets resulting from share transactions	6,356,693	(78,311,715)
Redemption fees	249,268	112,538
Total increase (decrease) in net assets	41,480,877	(127,719,194)
Net Assets
Beginning of period	78,287,792	206,006,986
End of period (including undistributed net investment income of $1,605 and $381,112, respectively)	$ 119,768,669	$ 78,287,792
Other Information Shares
Sold	3,736,972	602,218
Issued in reinvestment of distributions	24,728	205,962
Redeemed	(3,613,883)	(2,743,334)
Net increase (decrease)	147,817	(1,935,154)

Financial Highlights

Years ended February 28,	2001	2000 F	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 31.88	$ 46.92	$ 48.81	$ 44.53	$ 42.15
Income from Investment Operations
Net investment income C	.44	.42 E	.21	.33	.42
Net realized and unrealized gain (loss)	13.96	(13.07)	3.50	9.22	4.91
Total from investment operations	14.40	(12.65)	3.71	9.55	5.33
Less Distributions
From net investment income	(.36)	(.42)	(.16)	(.37)	(.24)
From net realized gain	-	(1.79)	(5.47)	(4.95)	(2.77)
In excess of net realized gain	-	(.21)	-	-	-
Total distributions	(.36)	(2.42)	(5.63)	(5.32)	(3.01)
Redemption fees added to paid in capital	.09	.03	.03	.05	.06
Net asset value, end of period	$ 46.01	$ 31.88	$ 46.92	$ 48.81	$ 44.53
Total Return A, B	45.47%	(27.86)%	7.83%	23.58%	13.59%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 119,769	$ 78,288	$ 206,007	$ 250,567	$ 223,423
Ratio of expenses to average net assets	1.28%	1.31%	1.31%	1.49%	1.52%
Ratio of expenses to average net assets after expense reductions	1.24% D	1.29% D	1.29% D	1.48% D	1.50% D
Ratio of net investment income to average net assets	1.07%	1.00%	.45%	.73%	1.01%
Portfolio turnover rate	151%	38%	68%	74%	91%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. EInvestment income per share reflects a special dividend which amounted to $.28 per share. FFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Leisure Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Leisure	-12.04%	123.50%	436.09%
Select Leisure (load adj.)	-14.68%	116.80%	420.00%
S&P 500	-8.20%	109.18%	320.75%
GS Consumer Industries	6.60%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 269 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Leisure	-12.04%	17.45%	18.28%
Select Leisure (load adj.)	-14.68%	16.74%	17.92%
S&P 500	-8.20%	15.91%	15.45%
GS Consumer Industries	6.60%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $52,000 - a 420.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Viacom, Inc. Class B (non-vtg.)	8.2
Fox Entertainment Group, Inc. Class A	5.5
Walt Disney Co.	5.3
Comcast Corp. Class A (special)	4.1
AT&T Corp. - Liberty Media Group Class A	4.1
Clear Channel Communications, Inc.	3.9
AT&T Corp.	3.6
AOL Time Warner, Inc.	3.4
Omnicom Group, Inc.	3.3
General Motors Corp. Class H	2.8
44.2
Top Industries as of February 28, 2001
% of fund's net assets
Media	66.4%
Hotels Restaurants & Leisure	13.2%
Diversified Telecommunication Services	3.6%
IT Consulting & Services	1.6%
Internet Software & Services	1.6%
All Others*	13.6%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Leisure Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Charles Hebard became Portfolio Manager of Fidelity Select Leisure Portfolio on January 31, 2001.

Q. How did the fund perform, Charles?

A. For the 12-month period that ended February 28, 2001, the fund fell 12.04%. By comparison, the Goldman Sachs Consumer Industries Index - an index of 269 stocks designed to measure the performance of companies in the consumer industries sector - returned 6.60%. The fund also compares its performance to the Standard & Poor's 500 Index, which dropped 8.20% during the same time period.

Q. Why did the fund have such a tough time during the fiscal year?

A. The majority of the fund's holdings derived the bulk of their revenue from advertising. During the period, the growth in advertising decelerated significantly, due primarily to a slowdown in the economy. The demise of many dot-com companies, which had helped drive growth, also contributed to the decline in advertising activity. Additionally, the fund held a relatively low percentage of strong-performing personal care, beverage, hotel and gaming stocks, which hurt its performance. On the positive side, the fund had limited exposure to Internet stocks and greater exposure to restaurant stocks, factors that helped its performance. By comparison, the Goldman Sachs index held a larger component of consumer staple stocks that are, by nature, more defensive, and they did relatively well during the period.

Q. What changes have you made since taking over the fund?

A. I adopted a somewhat more defensive stance, adding more cable and restaurant stocks. I also added gaming stocks very selectively. Although media still represents the fund's largest sector weighting, I pared back on some of these holdings, as well as satellite communications stocks.

Q. What stocks helped the fund's performance during the period?

A. Scripps Co. delivered good performance. This diversified publishing, broadcasting and cable networks company was attractively valued. Its flourishing cable networks business - including the HGTV and Food Network channels - helped Scripps achieve strong earnings growth. The company also recently entered into a joint venture with a newspaper publisher in Denver, which offers the potential for future earnings growth. Anheuser-Busch benefited from improved fundamentals due to growth in sales volumes and improvement in pricing. In addition, the stock was driven higher by investors' flight to more defensive stocks. Travelocity, an Internet travel agency, was the exception to the rule for dot-com companies, reporting strong revenue growth from its core travel and advertising business. The company announced that it would achieve profitability several quarters earlier than originally anticipated, a big boost to its stock price.

Q. What stocks detracted from performance?

A. AT&T's earnings declined throughout 2000. It was hurt by a deterioration of its long-distance voice business due to price competition and market share losses. Along with the rest of the industry, Viacom was hurt by a deceleration in advertising growth. In addition, its stock was held back by investor concern about integration following its merger with CBS. Ticketmaster performed poorly as management struggled to find the right model for its city guide business. In addition, its stock declined along with other Internet stocks as investors began to question their high valuations and lack of profitability.

Q. What's your outlook going forward, Charles?

A. I remain concerned about the continuing economic slowdown. Advertising activity is sluggish, and protracted weakness in the economy and stock market could hurt consumer spending on leisure activities. While we have yet to see the consumer cut back on discretionary spending, consumer-oriented companies will be hurt if the unemployment rate increases. Looking further ahead, I see relatively more attractive investment opportunities in the media and entertainment sector. The 2002 Winter Olympics and political campaigns next year should improve the prospects for advertising. If the Fed continues to cut interest rates, the outlook for leisure stocks could improve. Just as investors sold these stocks in 2000 in anticipation of slowing advertising growth, they will likely drive them higher in expectation of a potential reacceleration of growth in 2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: May 8, 1984

Fund number: 062

Trading symbol: FDLSX

Size: as of February 28, 2001, more than
$269 million

Manager: Charles Hebard, since January 2001; research analyst, newspaper, printing, gaming and cruise ship industries, since 1999; joined Fidelity in 1999

3

Annual Report

Leisure Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value (Note 1)
AUTOMOBILES - 1.0%
Harley-Davidson, Inc.	62,300	$ 2,700,705
BEVERAGES - 1.2%
Anheuser-Busch Companies, Inc.	78,200	3,417,340
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Dun & Bradstreet Corp. (a)	31,550	791,905
Pegasus Solutions, Inc. (a)	142,700	1,507,269
R.R. Donnelley & Sons Co.	42,700	1,266,055
TOTAL COMMERCIAL SERVICES & SUPPLIES		3,565,229
DIVERSIFIED FINANCIALS - 0.5%
Moody's Corp.	48,500	1,307,560
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.6%
AT&T Corp.	418,700	9,630,100
HOTELS RESTAURANTS & LEISURE - 13.2%
Anchor Gaming (a)	20,000	978,750
Brinker International, Inc. (a)	51,250	1,514,950
Carnival Corp.	76,800	2,560,512
CEC Entertainment, Inc. (a)	37,950	1,518,000
Cheesecake Factory, Inc. (a)	43,550	1,722,947
Darden Restaurants, Inc.	30,000	651,900
Harrah's Entertainment, Inc. (a)	141,400	4,386,228
Hilton Hotels Corp.	93,400	1,000,314
Jack in the Box, Inc. (a)	9,300	277,326
Mandalay Resort Group (a)	27,800	563,784
Marriott International, Inc. Class A	52,800	2,253,504
McDonald's Corp.	199,800	5,874,120
MGM Mirage, Inc.	69,600	1,870,848
Outback Steakhouse, Inc. (a)	115,050	3,060,330
Park Place Entertainment Corp. (a)	104,300	1,162,945
Royal Caribbean Cruises Ltd.	29,100	822,075
Six Flags, Inc. (a)	106,700	2,303,653
Starwood Hotels & Resorts Worldwide, Inc. unit	47,000	1,640,300
Tricon Global Restaurants, Inc. (a)	39,100	1,505,350
TOTAL HOTELS RESTAURANTS & LEISURE		35,667,836
HOUSEHOLD DURABLES - 0.2%
Sony Corp. sponsored ADR	7,300	522,023
Yankee Candle Co., Inc. (a)	400	5,340
TOTAL HOUSEHOLD DURABLES		527,363
INTERNET & CATALOG RETAIL - 0.0%
Ticketmaster Online CitySearch, Inc. Class B (a)	800	7,450
INTERNET SOFTWARE & SERVICES - 1.6%
ARTISTdirect, Inc.	300	234
DoubleClick, Inc. (a)	128	1,720

	Shares	Value (Note 1)
RealNetworks, Inc. (a)	1,500	$ 10,781
Travelocity.com, Inc. (a)	191,700	4,265,325
TOTAL INTERNET SOFTWARE & SERVICES		4,278,060
IT CONSULTING & SERVICES - 1.6%
Ceridian Corp. (a)	216,700	4,383,841
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Callaway Golf Co.	52,400	1,260,220
MEDIA - 66.4%
AOL Time Warner, Inc. (a)	207,104	9,118,789
AT&T Corp. - Liberty Media Group Class A (a)	746,788	10,977,784
Cablevision Systems Corp. Class A (a)	37,700	2,925,520
Charter Communications, Inc. Class A (a)	70,100	1,498,388
Citadel Communications Corp. (a)	15,200	380,000
Clear Channel Communications, Inc. (a)	184,041	10,517,943
Comcast Corp. Class A (special) (a)	254,400	11,018,700
Cox Communications, Inc. Class A (a)	162,387	6,742,308
E.W. Scripps Co. Class A	65,000	4,090,450
EchoStar Communications Corp. Class A (a)	140,000	3,657,500
EMI Group PLC	126,900	894,755
Fox Entertainment Group, Inc. Class A (a)	627,100	14,987,690
Gannett Co., Inc.	74,400	4,920,816
Gemstar-TV Guide International, Inc. (a)	83,200	3,764,800
General Motors Corp. Class H	329,100	7,460,697
Harcourt General, Inc.	13,600	762,144
Harte-Hanks, Inc.	12,500	294,250
Hearst-Argyle Television, Inc. (a)	13,000	262,210
Interpublic Group of Companies, Inc.	52,500	1,974,000
Knight-Ridder, Inc.	14,300	854,425
Lamar Advertising Co. Class A (a)	18,000	742,500
McGraw-Hill Companies, Inc.	89,100	5,253,336
Meredith Corp.	25,400	912,876
Metro-Goldwyn-Mayer, Inc. (a)	39,300	755,739
News Corp. Ltd. sponsored ADR	118,700	4,338,485
Omnicom Group, Inc.	98,800	8,960,172
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	294,900	3,804,210
Radio One, Inc. Class D (non-vtg.) (a)	94,400	1,327,500
Reader's Digest Association, Inc. Class A (non-vtg.)	23,200	744,488
The New York Times Co. Class A	79,300	3,505,060
Tribune Co.	57,900	2,350,740
True North Communications	34,600	1,332,100
Univision Communications, Inc. Class A (a)	56,600	1,867,800
USA Networks, Inc. (a)	65,000	1,531,563
Viacom, Inc. Class B (non-vtg.) (a)	447,296	22,230,611
Vivendi Universal SA sponsored ADR	102,540	6,480,528
Walt Disney Co.	464,856	14,387,293
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
Westwood One, Inc. (a)	36,000	$ 775,440
WPP Group PLC sponsored ADR	13,960	823,640
TOTAL MEDIA		179,227,250
PERSONAL PRODUCTS - 1.1%
Avon Products, Inc.	67,900	2,883,034
REAL ESTATE - 0.2%
Host Marriott Corp.	56,000	706,720
SPECIALTY RETAIL - 0.0%
Intimate Brands, Inc. Class A	670	10,586
Williams-Sonoma, Inc. (a)	100	2,725
TOTAL SPECIALTY RETAIL		13,311
TEXTILES & APPAREL - 0.8%
NIKE, Inc. Class B	53,500	2,089,175
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
American Tower Corp. Class A (a)	43,500	1,258,890
TOTAL COMMON STOCKS (Cost $215,899,791)		252,924,084
Cash Equivalents - 7.5%

Fidelity Cash Central Fund, 5.61% (b)	17,262,786	17,262,786
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	3,029,600	3,029,600
TOTAL CASH EQUIVALENTS (Cost $20,292,386)		20,292,386
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $236,192,177)		273,216,470
NET OTHER ASSETS - (1.2)%		(3,368,242)
NET ASSETS - 100%		$ 269,848,228
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $174,577,202 and $178,844,926, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $21,686 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $236,637,452. Net unrealized appreciation aggregated $36,579,018, of which $50,294,191 related to appreciated investment securities and $13,715,173 related to depreciated investment securities.

The fund hereby designates approximately $29,532,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $5,784,000 of losses recognized during the period November 1, 2000 to February 28, 2001.
The fund designates 6% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Leisure Portfolio
Financial Statements

Statement of Assets and Liabilities

February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $2,920,618) (cost $236,192,177) - See accompanying schedule		$ 273,216,470
Receivable for fund shares sold		9,363,251
Dividends receivable		114,641
Interest receivable		100,421
Redemption fees receivable		385
Other receivables		9,442
Total assets		282,804,610
Liabilities
Payable for investments purchased	$ 8,654,883
Payable for fund shares redeemed	1,037,161
Accrued management fee	129,169
Other payables and accrued expenses	105,569
Collateral on securities loaned, at value	3,029,600
Total liabilities		12,956,382
Net Assets		$ 269,848,228
Net Assets consist of:
Paid in capital		$ 238,531,320
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,707,050)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,023,958
Net Assets, for 4,074,925 shares outstanding		$ 269,848,228
Net Asset Value and redemption price per share ($269,848,228 ÷ 4,074,925 shares)		$66.22
Maximum offering price per share (100/97.00 of $66.22)		$68.27

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 1,064,857
Interest		1,424,969
Security lending		70,987
Total income		2,560,813
Expenses
Management fee	$ 1,523,698
Transfer agent fees	1,211,725
Accounting and security lending fees	173,849
Non-interested trustees' compensation	588
Custodian fees and expenses	11,304
Registration fees	36,037
Audit	19,356
Legal	951
Miscellaneous	797
Total expenses before reductions	2,978,305
Expense reductions	(21,057)	2,957,248
Net investment income (loss)		(396,435)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,484,537)
Foreign currency transactions	11,336	(4,473,201)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(31,646,466)
Assets and liabilities in foreign currencies	44	(31,646,422)
Net gain (loss)		(36,119,623)
Net increase (decrease) in net assets resulting from operations		$ (36,516,058)
Other Information Sales charges paid to FDC		$ 315,775
Deferred sales charges withheld by FDC		$ 11,498
Exchange fees withheld by FSC		$ 12,825
Expense reductions
Directed brokerage arrangements		$ 19,970
Custodian credits		1,087
		$ 21,057

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (396,435)	$ (1,270,384)
Net realized gain (loss)	(4,473,201)	84,105,033
Change in net unrealized appreciation (depreciation)	(31,646,422)	(32,145,268)
Net increase (decrease) in net assets resulting from operations	(36,516,058)	50,689,381
Distributions to shareholders from net realized gains	(35,092,771)	(34,566,142)
Share transactions Net proceeds from sales of shares	124,653,987	342,207,955
Reinvestment of distributions	33,599,839	33,284,316
Cost of shares redeemed	(131,297,770)	(424,039,556)
Net increase (decrease) in net assets resulting from share transactions	26,956,056	(48,547,285)
Redemption fees	153,356	632,323
Total increase (decrease) in net assets	(44,499,417)	(31,791,723)
Net Assets
Beginning of period	314,347,645	346,139,368
End of period	$ 269,848,228	$ 314,347,645
Other Information Shares
Sold	1,754,955	3,958,787
Issued in reinvestment of distributions	424,938	381,645
Redeemed	(1,815,094)	(4,880,345)
Net increase (decrease)	364,799	(539,913)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 84.73	$ 81.44	$ 62.30	$ 47.83	$ 46.17
Income from Investment Operations
Net investment income (loss) C	(.11)	(.28) F	(.27)	(.25)	(.06) G
Net realized and unrealized gain (loss)	(8.52)	11.58	22.78	21.10	4.47
Total from investment operations	(8.63)	11.30	22.51	20.85	4.41
Less Distributions
From net realized gain	(9.92)	(8.15)	(3.44)	(6.46)	(2.83)
Redemption fees added to paid in capital	.04	.14	.07	.08	.08
Net asset value, end of period	$ 66.22	$ 84.73	$ 81.44	$ 62.30	$ 47.83
Total Return A, B	(12.04)%	13.89%	37.54%	47.29%	10.14%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 269,848	$ 314,348	$ 346,139	$ 257,199	$ 98,133
Ratio of expenses to average net assets	1.12%	1.15%	1.26%	1.44%	1.56%
Ratio of expenses to average net assets after expense reductions	1.12%	1.12% D	1.24% D	1.39% D	1.54% D
Ratio of net investment income (loss) to average net assets	(.15)%	(.32)%	(.40)%	(.46)%	(.12)%
Portfolio turnover rate	71%	120%	107%	209%	127%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E For the year ended February 29 F Investment income per share reflects a special dividend which amounted to $.04 per share. G Investment income per share reflects a special dividend which amounted to $.23 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Multimedia Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	-13.97%	104.07%	502.31%
Select Multimedia (load adj.)	-16.55%	97.95%	484.24%
S&P 500	-8.20%	109.18%	320.75%
GS Consumer Industries	6.60%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 269 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	-13.97%	15.33%	19.67%
Select Multimedia (load adj.)	-16.55%	14.63%	19.31%
S&P 500	-8.20%	15.91%	15.45%
GS Consumer Industries	6.60%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on February 28, 1991 and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $58,424 - a 484.24% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Viacom, Inc. Class B (non-vtg.)	7.2
Fox Entertainment Group, Inc. Class A	6.6
Clear Channel Communications, Inc.	6.1
AT&T Corp.	4.7
Comcast Corp. Class A (special)	4.4
Omnicom Group, Inc.	4.3
Gannett Co., Inc.	4.2
AOL Time Warner, Inc.	4.1
Cox Communications, Inc. Class A	3.9
McGraw-Hill Companies, Inc.	2.6
48.1
Top Industries as of February 28, 2001
% of fund's net assets
Media	81.9%
Diversified Telecommunication Services	5.4%
Diversified Financials	2.2%
Commercial Services & Supplies	1.2%
Internet Software & Services	0.7%
All Others *	8.6%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Multimedia Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Victor Thay became Portfolio Manager of Fidelity Select Multimedia Portfolio on January 31, 2001.

Q. How did the fund perform, Victor?

A. It was a disappointing period. For the 12 months that ended February 28, 2001, the fund returned -13.97%, compared with 6.60% for the Goldman Sachs Consumer Industries Index - an index of 269 stocks designed to measure the performance of companies in the consumer industries sector. During the same period, the Standard & Poor's 500 Index returned -8.20%.

Q. Why did the fund underperform the indexes during the period?

A. Investors anticipated slumping advertising revenues caused by a decelerating economy, hurting the fund's return compared with the indexes. The disappearance of many dot-com companies, which spent significant sums on advertising, exacerbated this trend. The Goldman Sachs index is a broader universe including the retail and consumer nondurables segments as well as multimedia stocks. Retail stocks responded well to cuts in interest rates toward the end of the period, while consumer nondurables are perceived as defensive holdings - that is, they tend to perform well when investors are nervous about the prospects for stocks in other sectors. The broadly based S&P 500 also felt the impact of the economic slowdown. However, weak performance in the technology and telecommunications sectors was partially offset by relative strength in financial services, health care and consumer nondurables stocks.

Q. How have you positioned the fund since taking over in January?

A. I tried to find an optimal mix of offensive and defensive investments given the current difficult environment. My defensive moves included increasing the fund's exposure to advertising agencies, which have a variable cost structure that is easier to adjust during bad times. However, I also selectively added to the entertainment segment and slightly reduced cable, both offensive strategies. In general, I looked for companies with strong management teams that are able to control expenses, find new ways to grow revenues and generate plenty of free cash flow.

Q. What stocks helped the fund's performance?

A. Dun & Bradstreet was one of the most positive contributors. The stock was modestly valued, and it benefited from the company's decision to spin off the company's Moody's subsidiary amid an effort to streamline operations and cut costs. Another strong holding was radio stock AMFM, which rose in response to a takeover offer from Clear Channel Communications. Scripps also made a positive contribution to the fund's returns. The company's Home & Garden and Food Network cable channels have been growing in popularity. Finally, McGraw-Hill was helped by the trend toward increased spending for textbooks in public school systems across the country. I took profits on AMFM and Scripps, selling both positions.

Q. What stocks did poorly?

A. Liberty Media Group, a subsidiary of AT&T, led the list of detractors. The company made some ill-timed investments in the telecommunications sector, which was very weak during the period. AT&T declined due to intense competition and lower pricing in its core long-distance telephone business. Satellite television provider EchoStar was punished because its growth, while still rapid, slowed from the breakneck pace to which investors had become accustomed. Clear Channel Communications' stock was hurt by the company's plans to acquire concert promotion firm SFX Entertainment. Investors worried that the acquisition could be an indication of management's lack of confidence in Clear Channel's core radio and outdoor advertising businesses. Finally, media giant Viacom, which derives over half of its revenues from advertising, reflected the general slowdown in ad spending.

Q. What's your outlook, Victor?

A. While the current environment is one of the worst we've seen in quite a while for multimedia companies, I think it would be a mistake to be overly pessimistic. These stocks were early to anticipate a slowdown, and I think that they also will be quick to recover when the economy begins to strengthen. Additionally, ad revenues should be helped in 2002 by the winter Olympics in Salt Lake City and by intense competition for seats in the U.S. Senate, which is evenly split between Republicans and Democrats at the moment. Another positive influence could be a recent U.S. Appeals Court decision that lifted limits on the percentage of market share that can be held by any one cable company. That decision is likely to stimulate further industry consolidation, which could benefit the share prices of the takeover candidates.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 30, 1986

Fund number: 503

Trading symbol: FBMPX

Size: as of February 28, 2001, more than
$235 million

Manager: Victor Thay, since January 2001; manager, Fidelity Select Home Finance Portfolio, 1999-2001; Fidelity Select Natural Gas Portfolio, 1997-1999; analyst, U.S. and Canadian exploration and production industry, 1996-1999; Canadian equities, 1995-1996; joined Fidelity in 1995

3

Annual Report

Multimedia Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Dun & Bradstreet Corp. (a)	42,850	$ 1,075,535
Information Resources, Inc. (a)	55,400	304,700
Pegasus Solutions, Inc. (a)	50,500	533,406
R.R. Donnelley & Sons Co.	34,300	1,016,995
TOTAL COMMERCIAL SERVICES & SUPPLIES		2,930,636
DIVERSIFIED FINANCIALS - 2.2%
Moody's Corp.	189,500	5,108,920
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.4%
AT&T Corp.	478,600	11,007,800
BellSouth Corp.	25,000	1,049,000
SBC Communications, Inc.	14,900	710,730
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		12,767,530
HOTELS RESTAURANTS & LEISURE - 0.4%
Six Flags, Inc. (a)	45,000	971,550
INTERNET & CATALOG RETAIL - 0.3%
Ticketmaster Online CitySearch, Inc. Class B (a)	71,500	665,844
INTERNET SOFTWARE & SERVICES - 0.7%
Jupiter Media Metrix, Inc. (a)	46,004	227,145
RealNetworks, Inc. (a)	58,400	419,750
Travelocity.com, Inc. (a)	42,506	945,759
TOTAL INTERNET SOFTWARE & SERVICES		1,592,654
IT CONSULTING & SERVICES - 0.6%
Ceridian Corp. (a)	500	10,115
Gartner, Inc. Class B (a)	167,600	1,357,560
TOTAL IT CONSULTING & SERVICES		1,367,675
MEDIA - 81.9%
ADVO, Inc. (a)	26,400	1,066,560
AOL Time Warner, Inc. (a)	222,125	9,780,164
AT&T Corp. - Liberty Media Group Class A (a)	410,892	6,040,112
Belo Corp. Series A	35,000	630,000
Cablevision Systems Corp. Class A (a)	17,300	1,342,480
Charter Communications, Inc. Class A (a)	153,700	3,285,338
Citadel Communications Corp. (a)	20,800	520,000
Clear Channel Communications, Inc. (a)	250,026	14,288,986
Comcast Corp. Class A (special) (a)	240,200	10,403,663
Corus Entertainment, Inc. Class B (non-vtg.) (a)	100,000	2,392,422
Cossette Communication Group, Inc. (sub. vtg.) (a)	1,766	17,337
Cox Communications, Inc. Class A (a)	221,660	9,203,323
Crown Media Holdings, Inc.	30,000	579,375
Dow Jones & Co., Inc.	21,300	1,312,080

	Shares	Value (Note 1)
E.W. Scripps Co. Class A	64,000	$ 4,027,520
EchoStar Communications Corp. Class A (a)	135,900	3,550,388
EMI Group PLC	82,800	583,812
Entercom Communications Corp. Class A (a)	13,200	537,900
Fox Entertainment Group, Inc. Class A (a)	652,700	15,599,530
Gannett Co., Inc.	148,300	9,808,562
Gemstar-TV Guide International, Inc. (a)	109,500	4,954,875
General Motors Corp. Class H	236,700	5,365,989
Getty Images, Inc. (a)	19,500	489,938
Harcourt General, Inc.	17,400	975,096
Harte-Hanks, Inc.	60,600	1,426,524
Hearst-Argyle Television, Inc. (a)	24,400	492,148
Houghton Mifflin Co.	12,300	522,504
Interpublic Group of Companies, Inc.	47,100	1,770,960
Key3Media Group, Inc. (a)	120,000	1,449,600
Knight-Ridder, Inc.	30,500	1,822,375
Lamar Advertising Co. Class A (a)	34,500	1,423,125
Liberty Digital, Inc. (a)	17,500	153,125
Marketing Services Group, Inc. (a)	70,000	131,250
McGraw-Hill Companies, Inc.	104,600	6,167,216
Meredith Corp.	21,300	765,522
Metro-Goldwyn-Mayer, Inc. (a)	51,400	988,422
News Corp. Ltd. sponsored ADR	107,400	3,925,470
Omnicom Group, Inc.	111,800	10,139,142
Pegasus Communications Corp. (a)	71,500	1,997,531
Penton Media, Inc.	20,000	451,800
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	265,900	3,430,110
Radio One, Inc.:
Class A (a)	17,200	258,000
Class D (non-vtg.) (a)	42,700	600,469
Reader's Digest Association, Inc. Class A (non-vtg.)	46,100	1,479,349
Sinclair Broadcast Group, Inc. Class A (a)	26,900	243,781
The New York Times Co. Class A	102,200	4,517,240
TMP Worldwide, Inc. (a)	48,000	2,511,000
Tribune Co.	112,700	4,575,620
True North Communications	32,350	1,245,475
Univision Communications, Inc. Class A (a)	34,100	1,125,300
USA Networks, Inc. (a)	82,500	1,943,906
Viacom, Inc. Class B (non-vtg.) (a)	343,296	17,061,809
Vivendi Universal SA sponsored ADR	88,180	5,572,976
Walt Disney Co.	198,800	6,152,860
Westwood One, Inc. (a)	53,800	1,158,852
WPP Group PLC sponsored ADR	6,095	359,605
Young Broadcasting, Inc. Class A (a)	15,000	513,750
TOTAL MEDIA		193,132,266
Common Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - 0.4%
TALX Corp.	41,250	$ 892,031
TOTAL COMMON STOCKS (Cost $196,173,139)		219,429,106
Cash Equivalents - 5.6%

Fidelity Cash Central Fund, 5.61% (b)	8,341,570	8,341,570
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	4,935,300	4,935,300
TOTAL CASH EQUIVALENTS (Cost $13,276,870)		13,276,870
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $209,450,009)		232,705,976
NET OTHER ASSETS - 1.3%		3,054,940
NET ASSETS - 100%		$ 235,760,916
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $174,968,770 and $146,997,262, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,860 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $209,674,150. Net unrealized appreciation aggregated $23,031,826, of which $37,243,163 related to appreciated investment securities and $14,211,337 related to depreciated investment securities.

The fund hereby designates approximately $18,127,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 11% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $4,717,930) (cost $209,450,009) - See accompanying schedule		$ 232,705,976
Receivable for investments sold		14,775,431
Receivable for fund shares sold		1,501,445
Dividends receivable		98,543
Interest receivable		70,999
Redemption fees receivable		652
Other receivables		3,009
Total assets		249,156,055
Liabilities
Payable for investments purchased	$ 2,798,083
Payable for fund shares redeemed	5,436,633
Accrued management fee	121,864
Other payables and accrued expenses	103,259
Collateral on securities loaned, at value	4,935,300
Total liabilities		13,395,139
Net Assets		$ 235,760,916
Net Assets consist of:
Paid in capital		$ 210,603,319
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,901,666
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,255,931
Net Assets, for 5,626,053 shares outstanding		$ 235,760,916
Net Asset Value and redemption price per share ($235,760,916 ÷ 5,626,053 shares)		$41.91
Maximum offering price per share (100/97.00 of $41.91)		$43.21

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 874,227
Interest		1,192,673
Security lending		63,790
Total income		2,130,690
Expenses
Management fee	$ 1,252,385
Transfer agent fees	966,837
Accounting and security lending fees	143,692
Non-interested trustees' compensation	745
Custodian fees and expenses	11,779
Registration fees	58,773
Audit	16,223
Legal	671
Miscellaneous	619
Total expenses before reductions	2,451,724
Expense reductions	(20,362)	2,431,362
Net investment income (loss)		(300,672)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	9,418,492
Foreign currency transactions	(3,526)	9,414,966
Change in net unrealized appreciation (depreciation) on:
Investment securities	(44,796,603)
Assets and liabilities in foreign currencies	129	(44,796,474)
Net gain (loss)		(35,381,508)
Net increase (decrease) in net assets resulting from operations		$ (35,682,180)
Other Information Sales charges paid to FDC		$ 517,635
Deferred sales charges withheld by FDC		$ 884
Exchange fees withheld by FSC		$ 8,678
Expense reductions
Directed brokerage arrangements		$ 17,121
Custodian credits		726
Transfer agent credits		2,515
		$ 20,362

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (300,672)	$ (686,842)
Net realized gain (loss)	9,414,966	19,900,511
Change in net unrealized appreciation (depreciation)	(44,796,474)	24,798,931
Net increase (decrease) in net assets resulting from operations	(35,682,180)	44,012,600
Distributions to shareholders from net realized gains	(17,570,962)	(6,716,257)
Share transactions Net proceeds from sales of shares	175,106,656	211,032,647
Reinvestment of distributions	17,084,275	6,530,741
Cost of shares redeemed	(141,924,829)	(176,372,310)
Net increase (decrease) in net assets resulting from share transactions	50,266,102	41,191,078
Redemption fees	136,256	394,751
Total increase (decrease) in net assets	(2,850,784)	78,882,172
Net Assets
Beginning of period	238,611,700	159,729,528
End of period (including accumulated net investment loss of $0 and $17,095, respectively)	$ 235,760,916	$ 238,611,700
Other Information Shares
Sold	3,796,664	4,212,974
Issued in reinvestment of distributions	384,015	127,825
Redeemed	(3,024,250)	(3,574,961)
Net increase (decrease)	1,156,429	765,838

Financial Highlights

Years ended February 28,	2001	2000 F	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 53.39	$ 43.13	$ 33.58	$ 24.91	$ 27.18
Income from Investment Operations
Net investment income (loss) C	(.06)	(.16)	(.19)	(.17)	.35 D
Net realized and unrealized gain (loss)	(7.29)	11.90	11.85	10.30	(1.58)
Total from investment operations	(7.35)	11.74	11.66	10.13	(1.23)
Less Distributions
From net realized gain	(4.16)	(1.57)	(2.19)	(1.52)	(1.07)
Redemption fees added to paid in capital	.03	.09	.08	.06	.03
Net asset value, end of period	$ 41.91	$ 53.39	$ 43.13	$ 33.58	$ 24.91
Total Return A, B	(13.97)%	27.62%	36.68%	42.42%	(4.52)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 235,761	$ 238,612	$ 159,730	$ 115,485	$ 54,171
Ratio of expenses to average net assets	1.13%	1.17%	1.35%	1.75%	1.60%
Ratio of expenses to average net assets after expense reductions	1.12% E	1.15% E	1.33% E	1.71% E	1.56% E
Ratio of net investment income (loss) to average net assets	(.14)%	(.32)%	(.52)%	(.59)%	1.33%
Portfolio turnover rate	73%	76%	109%	219%	99%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.49 per share. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Retailing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Retailing	5.77%	131.75%	397.22%
Select Retailing (load adj.)	2.60%	124.80%	382.30%
S&P 500	-8.20%	109.18%	320.75%
GS Consumer Industries	6.60%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 269 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Retailing	5.77%	18.31%	17.40%
Select Retailing (load adj.)	2.60%	17.59%	17.04%
S&P 500	-8.20%	15.91%	15.45%
GS Consumer Industries	6.60%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $48,230 - a 382.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Walgreen Co.	8.1
CVS Corp.	6.7
BJ's Wholesale Club, Inc.	5.5
Gap, Inc.	5.0
Albertson's, Inc.	4.7
Abercrombie & Fitch Co. Class A	3.0
Family Dollar Stores, Inc.	2.9
Dollar Tree Stores, Inc.	2.8
Home Depot, Inc.	2.7
Kohls Corp.	2.6
44.0
Top Industries as of February 28, 2001
% of fund's net assets
Specialty Retail	27.4%
Multiline Retail	23.0%
Food & Drug Retailing	20.5%
Hotels Restaurants & Leisure	8.9%
Textiles & Apparel	7.1%
All Others*	13.1%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Retailing Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Steve Calhoun, Portfolio Manager of Fidelity Select Retailing Portfolio

Q. How did the fund perform, Steve?

A. It was a turbulent time for retailers. For the 12 months that ended February 28, 2001, the fund rose 5.77%. For the same 12-month period, the Goldman Sachs Consumer Industries Index - an index of 269 stocks designed to measure the performance of companies in the consumer industries sector - gained 6.60%, while the Standard & Poor's 500 Index fell 8.20%.

Q. Why did the fund underperform the Goldman Sachs index, but beat the S&P 500 index?

A. Relative to the Goldman Sachs index, the fund was heavily overweighted in retail stocks, which often struggled during the past year. Meanwhile, the Goldman Sachs index holds a greater proportion of consumer nondurables, a group that benefited from its perception as a defensive investment. Relative to the Standard & Poor's 500 Index, the fund was fairly well insulated from the demise of the technology and telecommunications sectors that dragged down the broader market's return.

Q. What market factors affected retailers' performance during the past 12 months?

A. The market environment was characterized by significant changes in interest rates and consumer spending. During the first part of the period, the Federal Reserve Board raised interest rates to try to slow economic growth and strong consumer demand. More recently, in response to slowing economic growth, the Fed lowered interest rates. Because of the recent moderation in consumer spending, a number of retailing companies missed their earning targets.

Q. What investment strategy did you pursue in this period?

A. One of my main focuses during the past 12 months was the drug store industry. The changing demographics of America continued to show a population that is becoming older. This trend has increased the demand for many drug store products, especially pharmaceuticals. Drug store retailers such as Walgreen's and CVS have been able to capitalize on this trend, which has led to an increase in their earnings and market share. These increases have come from higher sales at existing stores, aggressively building new stores and effective inventory management. Another focus of my investment strategy was the emphasis on small- and mid-cap stocks. These companies have not only had attractive valuations compared to their larger-capitalized counterparts, but they also have been able to show higher rates of growth.

Q. What stocks benefited performance?

A. Kohls was a positive contributor to performance during the past 12 months, taking market share from its rivals by offering brand name goods at discounted prices. The company also benefited by aggressively building new stores in moderate-to-affluent metropolitan suburbs. This strategic placement has enabled Kohls to better match their products to the consumers who desire them. Another positive contributor was BJ's Wholesale Club, a regional wholesaler whose growth outpaced some of its larger rivals. BJ's is another example of a smaller-capitalization company whose valuation and above-average growth provided a greater return than some of the larger companies in the same industry.

Q. What stocks were disappointing?

A. My underweighting of grocery stores proved to be a disappointment. As economic growth slowed, the market considered supermarkets, such as Albertson's, as a defensive position. This flight to safety caused an upward valuation of many grocery store stocks. Gap was another disappointment. The company's sales growth slowed significantly and consumers have been reluctant to accept some of its newer fashions.

Q. What's your outlook for the coming months?

A. I remain cautiously optimistic about the future. The interest-rate environment is becoming increasingly more conducive to consumer spending, which should help buoy consumer buying over the next few months. Against this backdrop, I am positioning the fund in companies that possess attractive valuations and above-average growth prospects. However, if increased consumer spending does not materialize or falls further, retailers could face difficult times.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 046

Trading symbol: FSRPX

Size: as of February 28, 2001, more than
$96 million

Manager: Steve Calhoun, since 1999; director of associate research, 1997-1999; equity research associate, 1994-1997; joined Fidelity in 1994

3

Annual Report

Retailing Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
Tech Data Corp. (a)	28,400	$ 867,975
FOOD & DRUG RETAILING - 20.5%
Albertson's, Inc.	156,000	4,531,800
CVS Corp.	105,800	6,453,800
Walgreen Co.	177,200	7,853,504
Whole Foods Market, Inc. (a)	23,800	1,026,375
TOTAL FOOD & DRUG RETAILING		19,865,479
FOOD PRODUCTS - 0.8%
Green Mountain Coffee, Inc. (a)	37,200	804,450
HOTELS RESTAURANTS & LEISURE - 8.9%
Cheesecake Factory, Inc. (a)	23,800	941,588
P.F. Chang's China Bistro, Inc. (a)	61,700	2,066,950
Starbucks Corp. (a)	39,200	1,866,900
Tricon Global Restaurants, Inc. (a)	56,600	2,179,100
Wendy's International, Inc.	61,900	1,532,025
TOTAL HOTELS RESTAURANTS & LEISURE		8,586,563
INTERNET & CATALOG RETAIL - 0.8%
Insight Enterprises, Inc. (a)	32,000	726,000
MULTILINE RETAIL - 23.0%
BJ's Wholesale Club, Inc. (a)	116,700	5,311,017
Dillards, Inc. Class A	74,900	1,408,120
Dollar General Corp.	132,600	2,466,360
Dollar Tree Stores, Inc. (a)	97,700	2,717,281
Family Dollar Stores, Inc.	106,700	2,801,942
Federated Department Stores, Inc. (a)	700	33,845
Kohls Corp. (a)	38,300	2,524,353
Neiman Marcus Group, Inc. Class A (a)	68,700	2,500,680
Sears, Roebuck & Co.	3,300	135,465
Target Corp.	30,800	1,201,200
Wal-Mart Stores, Inc.	23,600	1,182,124
TOTAL MULTILINE RETAIL		22,282,387
SPECIALTY RETAIL - 27.4%
Abercrombie & Fitch Co. Class A (a)	101,900	2,889,884
American Eagle Outfitters, Inc. (a)	67,950	2,365,509
Gap, Inc.	177,600	4,837,824
Gymboree Corp. (a)	141,000	1,656,750
Home Depot, Inc.	60,950	2,590,375
Office Depot, Inc. (a)	123,400	1,135,280
Pacific Sunwear of California, Inc. (a)	51,600	1,706,025
Pier 1 Imports, Inc.	193,000	2,509,000
Talbots, Inc.	40,300	2,048,046
Tiffany & Co., Inc.	38,200	1,188,402
Toys 'R' Us, Inc. (a)	38,600	949,560

	Shares	Value (Note 1)
Ultimate Electronics, Inc. (a)	77,900	$ 1,986,450
Venator Group, Inc. (a)	61,100	672,711
TOTAL SPECIALTY RETAIL		26,535,816
TEXTILES & APPAREL - 7.1%
Coach, Inc.	41,500	1,250,810
Jones Apparel Group, Inc. (a)	37,900	1,455,360
Liz Claiborne, Inc.	14,900	725,630
Timberland Co. Class A (a)	38,700	2,166,426
Tommy Hilfiger Corp. (a)	87,300	1,326,960
TOTAL TEXTILES & APPAREL		6,925,186
TOTAL COMMON STOCKS (Cost $74,485,572)		86,593,856
Cash Equivalents - 10.1%

Fidelity Cash Central Fund, 5.61% (b)	5,376,733	5,376,733
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	4,466,000	4,466,000
TOTAL CASH EQUIVALENTS (Cost $9,842,733)		9,842,733
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $84,328,305)		96,436,589
NET OTHER ASSETS - 0.5%		451,088
NET ASSETS - 100%		$ 96,887,677
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $213,743,437 and $196,226,873, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $14,251 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $85,051,677. Net unrealized appreciation aggregated $11,384,912, of which $14,717,488 related to appreciated investment securities and $3,332,576 related to depreciated investment securities.

The fund hereby designates approximately $15,889,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio
Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $4,185,300) (cost $84,328,305) - See accompanying schedule		$ 96,436,589
Receivable for investments sold		3,522,001
Receivable for fund shares sold		2,231,294
Dividends receivable		17,883
Interest receivable		42,089
Redemption fees receivable		2,228
Other receivables		5,719
Total assets		102,257,803
Liabilities
Payable for investments purchased	$ 150,127
Payable for fund shares redeemed	667,155
Accrued management fee	45,176
Other payables and accrued expenses	41,668
Collateral on securities loaned, at value	4,466,000
Total liabilities		5,370,126
Net Assets		$ 96,887,677
Net Assets consist of:
Paid in capital		$ 79,561,187
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,218,206
Net unrealized appreciation (depreciation) on investments		12,108,284
Net Assets, for 2,090,715 shares outstanding		$ 96,887,677
Net Asset Value and redemption price per share ($96,887,677 ÷ 2,090,715 shares)		$46.34
Maximum offering price per share (100/97.00 of $46.34)		$47.77

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 193,870
Interest		381,559
Security lending		14,606
Total income		590,035
Expenses
Management fee	$ 439,924
Transfer agent fees	479,623
Accounting and security lending fees	61,206
Non-interested trustees' compensation	152
Custodian fees and expenses	12,477
Registration fees	26,214
Audit	12,729
Legal	2,581
Miscellaneous	261
Total expenses before reductions	1,035,167
Expense reductions	(55,022)	980,145
Net investment income (loss)		(390,110)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	8,355,521
Foreign currency transactions	8,324	8,363,845
Change in net unrealized appreciation (depreciation) on:
Investment securities	(7,756,320)
Assets and liabilities in foreign currencies	(13)	(7,756,333)
Net gain (loss)		607,512
Net increase (decrease) in net assets resulting from operations		$ 217,402
Other Information Sales charges paid to FDC		$ 227,511
Deferred sales charges withheld by FDC		$ 1,294
Exchange fees withheld by FSC		$ 6,900
Expense reductions
Directed brokerage arrangements		$ 54,651
Transfer agent credits		371
		$ 55,022

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (390,110)	$ (1,089,993)
Net realized gain (loss)	8,363,845	63,320,946
Change in net unrealized appreciation (depreciation)	(7,756,333)	(80,761,548)
Net increase (decrease) in net assets resulting from operations	217,402	(18,530,595)
Distributions to shareholders from net realized gains	(12,751,208)	(21,286,354)
Share transactions Net proceeds from sales of shares	135,724,964	165,337,107
Reinvestment of distributions	12,166,652	20,405,937
Cost of shares redeemed	(114,614,368)	(408,057,115)
Net increase (decrease) in net assets resulting from share transactions	33,277,248	(222,314,071)
Redemption fees	322,540	439,543
Total increase (decrease) in net assets	21,065,982	(261,691,477)
Net Assets
Beginning of period	75,821,695	337,513,172
End of period	$ 96,887,677	$ 75,821,695
Other Information Shares
Sold	2,706,491	2,486,363
Issued in reinvestment of distributions	246,750	354,639
Redeemed	(2,366,194)	(6,337,585)
Net increase (decrease)	587,047	(3,496,583)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 50.42	$ 67.50	$ 50.04	$ 33.25	$ 27.87
Income from Investment Operations
Net investment income (loss) C	(.25)	(.39)	(.28)	(.27)	(.13)
Net realized and unrealized gain (loss)	3.15	(6.72)	18.27	17.14	5.49
Total from investment operations	2.90	(7.11)	17.99	16.87	5.36
Less Distributions
From net realized gain	(7.18)	(10.13)	(.39)	(.51)	(.08)
In excess of net realized gain	-	-	(.30)	-	-
Total distributions	(7.18)	(10.13)	(.69)	(.51)	(.08)
Redemption fees added to paid in capital	.20	.16	.16	.43	.10
Net asset value, end of period	$ 46.34	$ 50.42	$ 67.50	$ 50.04	$ 33.25
Total Return A, B	5.77%	(12.15)%	36.66%	52.61%	19.59%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 96,888	$ 75,822	$ 337,513	$ 192,861	$ 59,348
Ratio of expenses to average net assets	1.36%	1.25%	1.25%	1.63%	1.45%
Ratio of expenses to average net assets after expense reductions	1.29% D	1.20% D	1.22% D	1.55% D	1.39% D
Ratio of net investment income (loss) to average net assets	(.51)%	(.60)%	(.50)%	(.67)%	(.39)%
Portfolio turnover rate	278%	88%	165%	308%	278%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Air Transportation Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	50.37%	132.46%	385.24%
Select Air Transportation (load adj.)	45.86%	125.49%	370.68%
S&P 500	-8.20%	109.18%	320.75%
GS Cyclical Industries	15.55%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	50.37%	18.38%	17.11%
Select Air Transportation (load adj.)	45.86%	17.66%	16.75%
S&P 500	-8.20%	15.91%	15.45%
GS Cyclical Industries	15.55%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $47,068 - a 370.68% increase on the initial investment - and includes the effect of a $7.50 long-term trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Lockheed Martin Corp.	6.3
Expeditors International of Washington, Inc.	6.0
General Dynamics Corp.	5.6
United Technologies Corp.	5.3
General Electric Co.	5.2
Boeing Co.	4.9
United Parcel Service, Inc. Class B	4.7
Bombardier, Inc. Class B (sub. vtg.)	4.5
Northwest Airlines Corp.	4.5
Delta Air Lines, Inc.	4.4
51.4
Top Industries as of February 28, 2001
% of fund's net assets
Aerospace & Defense	35.0%
Airlines	33.5%
Air Freight & Couriers	15.7%
Industrial Conglomerates	5.2%
Road & Rail	2.9%
All Others*	7.7%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Air Transportation Portfolio
Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Jeff Feingold (left), who managed Fidelity Select Air Transportation Portfolio for most of the period covered by this report, with additional comments from Matt Fruhan (right), who became Portfolio Manager of the fund on January 31, 2001.

Q. How did the fund perform, Jeff?

J.F. It did well. For the 12-month period that ended February 28, 2001, the fund returned 50.37%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 233 stocks designed to measure the performance of companies in the cyclical industries sector - returned 15.55%. During the same period, the Standard & Poor's 500 Index fell 8.20%.

Q. Why did the fund outperform the Goldman Sachs index by such a wide margin during the past year?

J.F. The fund's emphasis on areas that performed quite well - major U.S. airlines, regional airlines, and defense and aerospace - in comparison to most other industries that make up the broader cyclical index, contributed to its strong relative performance.

Q. Can you elaborate on some of the developments that drove the strong performance of stocks in those areas?

J.F. Strong fundamentals helped boost stock prices among the major domestic airlines, although not entirely across the board. A healthy domestic economy earlier in the period stimulated demand for airline travel. At the same time, airline seating capacity was kept in check with consumer demand. In 2000, seating-capacity growth moderated from higher levels in 1998-1999, which put the supply/demand equation in the airlines' favor and allowed them to maintain some pricing power. Takeover speculation also created opportunities. For example, UAL - the parent company of United Airlines - proposed a takeover of U.S. Airways that sent the price of U.S. Airways soaring. These factors provided a favorable environment for airline stocks and positively influenced the fund's positions in American, Southwest and Continental. Elsewhere, our holdings of regional airlines, such as Atlantic Coast and Sky West, benefited from the strong appetite of U.S. major airlines looking to expand their regional routes by contracting out that business to smaller, more economical and non-unionized airline companies. Investors found the higher growth prospects of these regional airlines, relative to the major airlines, quite attractive.

Q. What drove the performance of defense and aerospace stocks?

J.F. Companies in these industries were rewarded for improving financial performance after lingering problems in late 1998 and 1999 - such as poor merger integration and a declining defense budget. A projected increase in commercial jet production at Boeing in 2001 was seen as a boost to earnings for the company, as well as many of the aerospace suppliers to Boeing, such as United Technologies and BFGoodrich.

Q. There was a fair amount of negative media about the airline industry, including rising fuel costs, labor disputes, flight disruptions and cancellations. Still, investors continued to bid up shares of airline companies. Why?

J.F. The airlines performed well as a group. But there were haves and have-nots, so to speak. Delta and UAL, for example, both suffered from company-specific problems. The main reason that these problems didn't cast a shadow over the entire industry was that airline seating capacity was kept in check. And while much of that had to do with the airlines' intention to grow seating capacity at a slower rate, some industry problems - such as labor disputes and an increase in flight disruptions - inadvertently accentuated the shortage of seating-capacity growth in the face of strong demand for airline travel. So in some respects, these problems benefited the stocks of some carriers.

Q. What stocks stood out as top performers? Which disappointed?

J.F. Many of the fund's top performers came from the aerospace and defense industries. Lockheed Martin, General Dynamics, United Technologies and Boeing were standouts. These stocks rose in part on the prospects for increased military spending over the next two years. Meanwhile, higher competition in the airline reservation and Internet travel industries hurt our positions in Sabre Holdings, which was sold off entirely during the period, and Travelocity.

Q. Turning to you, Matt, what's your outlook for air transportation stocks?

M.F. At the end of the period, valuations among the airlines were cheap. Going forward, I will be watching to see whether there is any change in the airline industry's fundamentals, such as any firming of demand or removal of capacity. During this time, I will be looking for the most attractively valued companies with the best long-term potential. On the aerospace side, I will be evaluating whether orders for planes from the airlines remain at less cyclical levels than seen in the past, which could be positive for the industry.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based upon market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 034

Trading symbol: FSAIX

Size: as of February 28, 2001, more than $47 million

Manager: Matthew Fruhan, since January 2001; manager, Fidelity Select Defense and Aerospace Portfolio, since January 2001; Fidelity Select Food and Agriculture Portfolio, 1999-2001; analyst, various industries, 1995-1998; joined Fidelity in 1995

3

Annual Report

Air Transportation Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 35.0%
Alliant Techsystems, Inc. (a)	14,400	$ 1,220,400
BFGoodrich Co.	52,300	2,115,012
Boeing Co.	38,100	2,369,820
Bombardier, Inc. Class B (sub. vtg.)	152,500	2,178,146
General Dynamics Corp.	39,100	2,665,838
Lockheed Martin Corp.	80,800	3,026,768
Precision Castparts Corp.	16,800	647,640
United Technologies Corp.	32,800	2,555,448
TOTAL AEROSPACE & DEFENSE		16,779,072
AIR FREIGHT & COURIERS - 15.7%
Expeditors International of Washington, Inc.	49,200	2,872,050
FedEx Corp. (a)	11,900	487,067
Forward Air Corp. (a)	34,500	1,274,344
Fritz Companies, Inc. (a)	13,100	146,556
United Parcel Service, Inc. Class B	39,900	2,255,547
UTI Worldwide, Inc.	28,900	485,881
TOTAL AIR FREIGHT & COURIERS		7,521,445
AIRLINES - 33.5%
Air Canada (a)	4,000	24,087
AirTran Holdings, Inc. (a)	26,100	240,120
Alaska Air Group, Inc. (a)	20,800	594,464
America West Holding Corp. Class B (a)	10,000	107,000
AMR Corp.	50,400	1,675,800
Atlantic Coast Airlines Holdings, Inc. (a)	31,200	581,100
British Airways PLC ADR	10,400	600,600
Continental Airlines, Inc. Class B (a)	40,800	1,825,800
Delta Air Lines, Inc.	50,500	2,127,060
Mesa Air Group, Inc. (a)	83,900	839,000
Midwest Express Holdings, Inc. (a)	4,700	86,574
Northwest Airlines Corp. (a)	97,700	2,149,400
SkyWest, Inc.	53,700	1,218,319
Southwest Airlines Co.	111,125	2,066,925
UAL Corp.	28,400	1,080,620
US Airways Group, Inc. (a)	13,100	541,030
WestJet Airlines Ltd. (a)	23,400	303,906
TOTAL AIRLINES		16,061,805
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Pittston Co. - Brinks Group	14,200	281,870
INDUSTRIAL CONGLOMERATES - 5.2%
General Electric Co.	53,800	2,501,700
INTERNET SOFTWARE & SERVICES - 0.3%
Travelocity.com, Inc. (a)	7,400	164,650

	Shares	Value (Note 1)
ROAD & RAIL - 2.9%
C.H. Robinson Worldwide, Inc.	46,400	$ 1,386,200
TOTAL COMMON STOCKS (Cost $36,066,236)		44,696,742
TOTAL INVESTMENT PORTFOLIO - 93.2% (Cost $36,066,236)		44,696,742
NET OTHER ASSETS - 6.8%		3,255,146
NET ASSETS - 100%		$ 47,951,888
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $104,020,480 and $97,670,790, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,446 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $36,301,957. Net unrealized appreciation aggregated $8,394,785, of which $10,073,621 related to appreciated investment securities and $1,678,836 related to depreciated investment securities.

The fund hereby designates approximately $2,668,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund designates 1% and 62% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio
Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (cost $36,066,236) - See accompanying schedule		$ 44,696,742
Receivable for investments sold		6,517,645
Receivable for fund shares sold		114,897
Dividends receivable		28,132
Interest receivable		16,321
Redemption fees receivable		472
Other receivables		748
Total assets		51,374,957
Liabilities
Payable to custodian bank	$ 1,934,178
Payable for fund shares redeemed	1,429,604
Accrued management fee	26,800
Other payables and accrued expenses	32,487
Total liabilities		3,423,069
Net Assets		$ 47,951,888
Net Assets consist of:
Paid in capital		$ 35,001,240
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,319,527
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,631,121
Net Assets, for 1,351,382 shares outstanding		$ 47,951,888
Net Asset Value and redemption price per share ($47,951,888 ÷ 1,351,382 shares)		$35.48
Maximum offering price per share (100/97.00 of $35.48)		$36.58

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 436,195
Interest		196,095
Security lending		5,544
Total income		637,834
Expenses
Management fee	$ 308,717
Transfer agent fees	283,695
Accounting and security lending fees	60,542
Non-interested trustees' compensation	180
Custodian fees and expenses	17,584
Registration fees	33,050
Audit	12,813
Legal	179
Miscellaneous	149
Total expenses before reductions	716,909
Expense reductions	(22,350)	694,559
Net investment income (loss)		(56,725)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	7,069,487
Foreign currency transactions	(3,571)	7,065,916
Change in net unrealized appreciation (depreciation) on:
Investment securities	8,525,624
Assets and liabilities in foreign currencies	615	8,526,239
Net gain (loss)		15,592,155
Net increase (decrease) in net assets resulting from operations		$ 15,535,430
Other Information Sales charges paid to FDC		$ 253,605
Deferred sales charges withheld by FDC		$ 480
Exchange fees withheld by FSC		$ 5,663
Expense reductions
Directed brokerage arrangements		$ 22,350

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (56,725)	$ (266,215)
Net realized gain (loss)	7,065,916	14,639,365
Change in net unrealized appreciation (depreciation)	8,526,239	(7,111,771)
Net increase (decrease) in net assets resulting from operations	15,535,430	7,261,379
Distributions to shareholders from net realized gains	(5,252,098)	(5,518,710)
Share transactions Net proceeds from sales of shares	132,401,031	85,072,471
Reinvestment of distributions	5,040,955	5,319,847
Cost of shares redeemed	(124,450,538)	(133,856,898)
Net increase (decrease) in net assets resulting from share transactions	12,991,448	(43,464,580)
Redemption fees	214,359	235,249
Total increase (decrease) in net assets	23,489,139	(41,486,662)
Net Assets
Beginning of period	24,462,749	65,949,411
End of period	$ 47,951,888	$ 24,462,749
Other Information Shares
Sold	4,019,383	2,797,655
Issued in reinvestment of distributions	160,876	186,721
Redeemed	(3,753,860)	(4,434,782)
Net increase (decrease)	426,399	(1,450,406)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.45	$ 27.76	$ 26.86	$ 17.72	$ 21.11
Income from Investment Operations
Net investment income (loss) C	(.04)	(.15)	(.14)	(.19)	(.22)
Net realized and unrealized gain (loss)	12.62	2.59	1.06	10.59	(3.12)
Total from investment operations	12.58	2.44	.92	10.40	(3.34)
Less Distributions
From net realized gain	(3.68)	(3.88)	(.21)	(1.43)	(.07)
In excess of net realized gain	-	-	-	-	(.20)
Total distributions	(3.68)	(3.88)	(.21)	(1.43)	(.27)
Redemption fees added to paid in capital	.13	.13	.19	.17	.22
Net asset value, end of period	$ 35.48	$ 26.45	$ 27.76	$ 26.86	$ 17.72
Total Return A, B	50.37%	8.50%	4.11%	61.10%	(15.06)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 47,952	$ 24,463	$ 65,949	$ 181,185	$ 35,958
Ratio of expenses to average net assets	1.34%	1.40%	1.35%	1.93%	1.89%
Ratio of expenses to average net assets after expense reductions	1.30% D	1.35% D	1.27% D	1.87% D	1.80% D
Ratio of net investment income (loss) to average net assets	(.11)%	(.48)%	(.50)%	(.84)%	(1.10)%
Portfolio turnover rate	198%	252%	260%	294%	469%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Automotive Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Automotive	8.16%	21.02%	174.60%
Select Automotive (load adj.)	4.92%	17.39%	166.36%
S&P 500	-8.20%	109.18%	320.75%
GS Cyclical Industries	15.55%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Automotive	8.16%	3.89%	10.63%
Select Automotive (load adj.)	4.92%	3.26%	10.29%
S&P 500	-8.20%	15.91%	15.45%
GS Cyclical Industries	15.55%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $26,636 - a 166.36% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Toyota Motor Corp.	7.8
Danaher Corp.	7.3
Honda Motor Co. Ltd.	7.1
Eaton Corp.	6.3
TRW, Inc.	5.8
Johnson Controls, Inc.	5.2
SPX Corp.	4.9
AutoNation, Inc.	4.4
Navistar International Corp.	3.9
Michelin SA (Compagnie Generale des Etablissements) Series B	3.7
56.4
Top Industries as of February 28, 2001
% of fund's net assets
Auto Components	25.6%
Machinery	22.4%
Automobiles	21.1%
Specialty Retail	12.4%
Electrical Equipment	4.9%
All Others *	13.6%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

(Portfolio Manager photograph)

Douglas Nigen,
Portfolio Manager
of Fidelity Select
Automotive Portfolio

Q. How did the fund perform, Doug?

A. It did very well relative to the broader market, but not as well as other cyclical industries in general. For the 12-month period that ended February 28, 2001, the fund returned 8.16%. The Goldman Sachs Cyclical Industries Index - an index of 233 stocks designed to measure the performance of companies in the cyclical industries sector - returned 15.55%, while the Standard & Poor's 500 Index lost 8.20% during the same period.

Q. Why did the fund beat the S&P 500 index, but lag the Goldman Sachs index during the period?

A. Simply stated, not having exposure to technology stocks was the reason the fund outperformed the broader S&P 500 index, as investors fled that group when a more rational approach to valuation began to take hold. As a result of the problems in technology, investors flocked to the more industrial-type companies that are typically found in the cyclical sector. However, auto-related companies, relative to other cyclical companies, did not start outperforming until late December. As a result of this late start, the fund underperformed the Goldman index.

Q. What holdings helped the fund's performance?

A. The fund's third-largest holding, Japanese auto manufacturer Honda, was a solid performer. The company continued to increase market share in high profit-margin product lines in the U.S. through the continued success of its new MDX sport utility vehicle and Odyssey mini-van. In addition, the weakening of the yen against the dollar boosted Honda's bottom line. Danaher was another winner as this well-managed company benefited from the market move into industrial companies and solid execution of its business plans. Johnson Controls also stood out as it continued to outperform its competitors in the auto parts arena. The company has established itself as the leading auto parts producer for foreign manufacturers that have plants located in the U.S. As these foreign manufacturers gain market share, which was the case during the period, the company benefits from an increased demand for its products. Additionally, these two companies, Danaher and Johnson Controls, benefited from their diversified revenue streams as auto production slowed.

Q. What were some disappointments?

A. Toyota was a disappointment. Its stock was punished during the period for having some business lines in the technology sector. Its pure auto business, however, continued to perform well and I remain optimistic about the company's future and competitive positioning. Elsewhere, the fund missed out on a late period run-up in Goodyear Tire's share price as its variable cost structure, which is largely dependent on oil prices, began to level off. I offset this lost opportunity by adding to the fund's position in another tire manufacturer, Michelin. This French company should benefit not only from stabilizing oil prices, but also from the euro strengthening against the dollar since oil prices are dollar-based.

Q. Were there any particular subsectors that caught your attention?

A. Heavy truck manufacturers were an area where I began to pay closer attention. This subsector had been struggling under the weight of an inventory glut as a result of overproduction in the prior period. While problems remain, we may have seen a bottom in production. This has led companies such as Eaton Corp. and Navistar to rebound nicely. As fundamentals in this industry segment improve, there could be some additional upside.

Q. What's your outlook for the sector, Doug?

A. While the automotive sector has done very well in early 2001, I'm still cautious for a couple of reasons. First, even though auto sales ran at unprecedented levels for most of the period, we still entered the last couple months of the year with extremely bloated inventories. Despite aggressive incentives currently being offered by the major manufacturers and some recent temporary plant shutdowns, it's still going to take some time to work these existing products through the system. Weakening consumer confidence, the slowing economy and the accompanying wave of recent corporate layoffs also could lead to slower U.S. auto sales. If this happens, it could have a painful trickle-down effect throughout the sector as manufacturers continue to decrease production to keep inventories down.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 30, 1986

Fund number: 502

Trading symbol: FSAVX

Size: as of February 28, 2001, more than $11 million

Manager: Douglas Nigen, since 1999; analyst, automotive industry, since 1999; joined Fidelity in 1997

3

Annual Report

Automotive Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.3%
GenCorp, Inc.	3,300	$ 39,600
AUTO COMPONENTS - 25.6%
Delphi Automotive Systems Corp.	20,524	287,952
Federal Signal Corp.	4,500	99,675
Johnson Controls, Inc.	8,650	575,052
Lear Corp. (a)	6,050	193,963
Michelin SA (Compagnie Generale des Etablissements) Series B	10,800	413,913
Snap-On, Inc.	14,600	413,180
Superior Industries International, Inc.	3,900	145,470
Toyoda Gosei Co. Ltd.	3,000	60,087
TRW, Inc.	16,500	644,160
TOTAL AUTO COMPONENTS		2,833,452
AUTOMOBILES - 21.1%
Bayerische Motoren Werke AG (BMW)	1,400	48,678
Ford Motor Co.	11,137	309,720
Fuji Heavy Industries Ltd.	30,000	221,171
General Motors Corp.	2,000	106,640
Honda Motor Co. Ltd. (a)	20,000	790,000
Toyota Motor Corp.	24,800	862,387
Yamaha Motor Co. Ltd.	400	2,635
TOTAL AUTOMOBILES		2,341,231
ELECTRICAL EQUIPMENT - 4.9%
SPX Corp. (a)	5,600	543,200
MACHINERY - 22.4%
Danaher Corp.	12,700	805,688
Eaton Corp.	9,850	700,828
Navistar International Corp.	17,394	435,198
Oshkosh Truck Co.	2,800	137,025
PACCAR, Inc.	7,600	352,450
SPS Technologies, Inc. (a)	1,100	55,220
TOTAL MACHINERY		2,486,409
MEDIA - 1.4%
General Motors Corp. Class H	6,758	153,204
ROAD & RAIL - 1.3%
Hertz Corp. Class A	4,000	141,920
SPECIALTY RETAIL - 12.4%
AutoNation, Inc.	58,250	483,475
AutoZone, Inc. (a)	11,400	287,964
Lithia Motors, Inc. Class A (a)	11,900	157,437

	Shares	Value (Note 1)
O'Reilly Automotive, Inc. (a)	12,000	$ 227,250
Sonic Automotive, Inc. Class A (a)	25,645	216,700
TOTAL SPECIALTY RETAIL		1,372,826
TOTAL COMMON STOCKS (Cost $9,392,642)		9,911,842
Cash Equivalents - 8.6%

Fidelity Cash Central Fund, 5.61% (b) (Cost $951,433)	951,433	951,433
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $10,344,075)		10,863,275
NET OTHER ASSETS - 2.0%		216,738
NET ASSETS - 100%		$ 11,080,013
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $17,057,689 and $17,703,634, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,176 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.4%
Japan	17.5
France	3.7
Others (individually less than 1%)	0.4
100.0%
Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $10,401,950. Net unrealized appreciation aggregated $461,325, of which $1,112,711 related to appreciated investment securities and $651,386 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $8,426,000 of which $1,009,000, $6,470,000 and $947,000 will expire on February 28, 2007, February 29, 2008 and February 28, 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2001
Assets
Investment in securities, at value (cost $10,344,075) - See accompanying schedule		$ 10,863,275
Receivable for fund shares sold		637,070
Dividends receivable		15,671
Interest receivable		4,015
Redemption fees receivable		185
Other receivables		4
Total assets		11,520,220
Liabilities
Payable for investments purchased	$ 387,233
Payable for fund shares redeemed	27,030
Accrued management fee	4,910
Other payables and accrued expenses	21,034
Total liabilities		440,207
Net Assets		$ 11,080,013
Net Assets consist of:
Paid in capital		$ 19,065,903
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,505,083)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		519,193
Net Assets, for 532,634 shares outstanding		$ 11,080,013
Net Asset Value and redemption price per share ($11,080,013 ÷ 532,634 shares)		$20.80
Maximum offering price per share (100/97.00 of $20.80)		$21.44

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 139,538
Interest		61,336
Security lending		4
Total income		200,878
Expenses
Management fee	$ 64,711
Transfer agent fees	104,515
Accounting and security lending fees	60,406
Non-interested trustees' compensation	3
Custodian fees and expenses	16,500
Registration fees	16,112
Audit	12,874
Legal	96
Miscellaneous	57
Total expenses before reductions	275,274
Expense reductions	(1,465)	273,809
Net investment income (loss)		(72,931)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(34,219)
Foreign currency transactions	(4,754)	(38,973)
Change in net unrealized appreciation (depreciation) on:
Investment securities	878,652
Assets and liabilities in foreign currencies	(35)	878,617
Net gain (loss)		839,644
Net increase (decrease) in net assets resulting from operations		$ 766,713
Other Information Sales charges paid to FDC		$ 17,270
Deferred sales charges withheld by FDC		$ 332
Exchange fees withheld by FSC		$ 1,193
Expense reductions
Directed brokerage arrangements		$ 1,465

See accompanying notes which are an integral part of the financial statements.

Annual Report

Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (72,931)	$ (112,682)
Net realized gain (loss)	(38,973)	(3,869,990)
Change in net unrealized appreciation (depreciation)	878,617	764,829
Net increase (decrease) in net assets resulting from operations	766,713	(3,217,843)
Share transactions Net proceeds from sales of shares	16,849,475	17,054,337
Cost of shares redeemed	(17,131,022)	(67,890,860)
Net increase (decrease) in net assets resulting from share transactions	(281,547)	(50,836,523)
Redemption fees	33,364	74,755
Total increase (decrease) in net assets	518,530	(53,979,611)
Net Assets
Beginning of period	10,561,483	64,541,094
End of period	$ 11,080,013	$ 10,561,483
Other Information Shares
Sold	773,909	717,103
Redeemed	(790,361)	(2,940,612)
Net increase (decrease)	(16,452)	(2,223,509)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 19.23	$ 23.28	$ 27.50	$ 25.38	$ 21.85
Income from Investment Operations
Net investment income (loss) C	(.14)	(.12)	.03	.05	.13
Net realized and unrealized gain (loss)	1.65	(4.01)	(2.09)	5.21	4.28
Total from investment operations	1.51	(4.13)	(2.06)	5.26	4.41
Less Distributions
From net investment income	-	-	(.01)	(.08)	(.17)
From net realized gain	-	-	(2.17)	(3.09)	(.75)
Total distributions	-	-	(2.18)	(3.17)	(.92)
Redemption fees added to paid in capital	.06	.08	.02	.03	.04
Net asset value, end of period	$ 20.80	$ 19.23	$ 23.28	$ 27.50	$ 25.38
Total Return A, B	8.16%	(17.40)%	(8.52)%	22.78%	20.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 11,080	$ 10,561	$ 64,541	$ 32,489	$ 86,347
Ratio of expenses to average net assets	2.44%	1.94%	1.45%	1.60%	1.56%
Ratio of expenses to average net assets after expense reductions	2.43% D	1.91% D	1.41% D	1.56% D	1.52% D
Ratio of net investment income (loss) to average net assets	(.65)%	(.49)%	.11%	.17%	.54%
Portfolio turnover rate	166%	29%	96%	153%	175%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Chemicals Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	19.09%	38.86%	210.24%
Select Chemicals (load adj.)	15.52%	34.69%	200.93%
S&P 500	-8.20%	109.18%	320.75%
GS Cyclical Industries	15.55%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	19.09%	6.79%	11.99%
Select Chemicals (load adj.)	15.52%	6.14%	11.65%
S&P 500	-8.20%	15.91%	15.45%
GS Cyclical Industries	15.55%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $30,093 - a 200.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Praxair, Inc.	10.1
Minnesota Mining & Manufacturing Co.	9.9
PolyOne Corp.	8.2
Avery Dennison Corp.	6.9
Georgia Gulf Corp.	6.0
Dow Chemical Co.	5.1
Air Products & Chemicals, Inc.	5.1
E.I. du Pont de Nemours and Co.	4.9
PPG Industries, Inc.	4.7
Delta & Pine Land Co.	4.6
65.5
Top Industries as of February 28, 2001
% of fund's net assets
Chemicals	60.2%
Commercial Services & Supplies	11.5%
Industrial Conglomerates	9.9%
Food Products	4.6%
Semiconductor Equipment & Products	4.1%
All Others *	9.7%
* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Chemicals Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jonathan Zang, Portfolio Manager of Fidelity Select Chemicals Portfolio

Q. How did the fund perform, Jonathan?

A. For the 12-month period ending February 28, 2001, the fund returned 19.09%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 233 stocks designed to measure the performance of companies in the cyclical industries sector - returned 15.55%. The fund also outperformed the Standard & Poor's 500 Index, which fell 8.20% during the past year.

Q. What helped the fund outperform its benchmarks during the period?

A. Although chemical stocks faced a tough investment climate, they generally held up better than many other stocks. The Goldman Sachs index invests in a much broader group of cyclical stocks, including a significant weighting in auto-related stocks, which were hit particularly hard when the economy began to slow. Compared to the S&P index, chemical stock valuations already were much lower when the economic slowdown began and, therefore, didn't have as far to fall as many other sectors. When the market started to look ahead toward eventual recovery, chemical stocks were attractively valued and investors began to buy them, anticipating that the industry would be among the first to improve.

Q. How did you achieve a positive return for the fund in this climate?

A. Through the first half of the fund's fiscal year, chemical stocks were hurt by rising interest rates and increasing raw material prices. A disadvantageous foreign exchange environment during this time, caused by a weakening euro, also affected the industry, which derives about 25% of its sales from Europe. Valuations of many chemical companies declined significantly. I positioned the fund more defensively, looking for companies that were not as exposed to a slowing economy. I avoided consumer-oriented companies in favor of industrial companies, and I added those I thought were undervalued and had good management in place to move them forward. In the latter half of the fund's fiscal year, chemical stocks began to come back, reflecting the market's assumption of an eventual economic recovery, and the fund performed well.

Q. Which stocks helped the fund's performance?

A. PolyOne was the top contributor to performance. This plastics maker's sales volumes had declined and its earnings projections were lowered - along with most other chemical companies - but it had a new, effective management team in place. I believed its stock was undervalued, so I bought it. When chemical stocks began to come back as a group, PolyOne performed strongly due in part to its lower valuation. Georgia Gulf, another well-managed plastics producer, fell well below its intrinsic value as the economy slowed, but then rebounded as investors began to look beyond the current economic weakness. Praxair, the fund's largest holding, also did well. This industrial gas producer's stock benefited from the company's lower sensitivity to economic cycles relative to other chemical stocks, as well as the anticipation of improved conditions in its industry.

Q. Which holdings detracted from the fund's performance?

A. DuPont was hurt by rising raw material costs, slowing demand and a weaker euro. Unlike other chemical companies, its stock did not recover for two reasons: The company lacked a clearly defined strategy to grow earnings in the short-to-intermediate term, and investors were concerned about the profitability and returns of DuPont's acquisition of a seed company. Rohm & Haas, which produces chemicals for electronics and coatings, was unable to raise its prices fast enough to offset increases in raw materials costs, and it lowered its projections for future earnings a number of times. Avery Dennison, a maker of pressure-sensitive labels and adhesives, did not meet earnings estimates due to lower-than-expected sales volumes, and its stock price dropped in response.

Q. What's your outlook, Jonathan?

A. I'm optimistic about improving conditions for chemical stocks. The bad news appears to be widely discounted in the market, and I anticipate fewer negative surprises going forward. The fundamental drivers for this industry all look positive: Interest rates are coming down, raw material costs appear to have peaked and valuations are still reasonable. Even if the economy remains weak in the near term, chemical companies could still benefit from continued downward pressure on interest rates and raw material costs.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 29, 1985

Fund number: 069

Trading symbol: FSCHX

Size: as of February 28, 2001, more than $54 million

Manager: Jonathan Zang, since 1999; manager, Fidelity Select Utilities Growth Portfolio, 1998-
1999; analyst, electric and gas utilities and independent power producers, 1997-1999; joined Fidelity in 1997

3

Annual Report

Chemicals Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value (Note 1)
CHEMICALS - 60.2%
Air Products & Chemicals, Inc.	68,300	$ 2,769,565
Arch Chemicals, Inc.	19,950	398,003
Cabot Corp.	10,000	342,900
Crompton Corp.	23,749	282,613
Dow Chemical Co.	85,158	2,794,034
E.I. du Pont de Nemours and Co.	60,437	2,640,493
Georgia Gulf Corp.	189,700	3,285,604
Hercules, Inc.	24,800	349,184
IMC Global, Inc.	32,000	440,000
Lubrizol Corp.	22,000	709,940
Lyondell Chemical Co.	135,300	2,164,800
Millennium Chemicals, Inc.	89,800	1,607,420
NOVA Chemicals Corp.	10,000	194,974
PolyOne Corp.	516,000	4,437,600
PPG Industries, Inc.	49,600	2,534,560
Praxair, Inc.	123,780	5,520,587
Rohm & Haas Co.	503	18,485
Solutia, Inc.	168,100	2,255,902
TOTAL CHEMICALS		32,746,664
COMMERCIAL SERVICES & SUPPLIES - 11.5%
Avery Dennison Corp.	71,200	3,773,600
Ecolab, Inc.	58,900	2,470,855
TOTAL COMMERCIAL SERVICES & SUPPLIES		6,244,455
FOOD PRODUCTS - 4.6%
Delta & Pine Land Co.	100,600	2,479,790
HOUSEHOLD DURABLES - 1.1%
Mohawk Industries, Inc. (a)	20,000	599,000
INDUSTRIAL CONGLOMERATES - 9.9%
Minnesota Mining & Manufacturing Co.	48,000	5,412,000
LEISURE EQUIPMENT & PRODUCTS - 1.7%
SCP Pool Corp. (a)	28,000	931,000
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.1%
Cabot Microelectronics Corp.	37,000	2,240,813
SPECIALTY RETAIL - 1.5%
Sherwin-Williams Co.	33,400	838,340
TOTAL COMMON STOCKS (Cost $46,521,873)		51,492,062
Cash Equivalents - 6.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.61% (b) (Cost $3,374,931)	3,374,931	$ 3,374,931
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $49,896,804)		54,866,993
NET OTHER ASSETS - (0.8)%		(446,105)
NET ASSETS - 100%		$ 54,420,888
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $76,917,295 and $54,380,730, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,931 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $50,794,326. Net unrealized appreciation aggregated $4,072,667, of which $5,852,389 related to appreciated investment securities and $1,779,722 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $1,236,000 all of which will expire on February 28, 2009.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (cost $49,896,804) - See accompanying schedule		$ 54,866,993
Receivable for investments sold		497,963
Receivable for fund shares sold		1,128,838
Dividends receivable		148,446
Interest receivable		15,616
Redemption fees receivable		176
Other receivables		92
Total assets		56,658,124
Liabilities
Payable for investments purchased	$ 1,999,430
Payable for fund shares redeemed	184,952
Accrued management fee	23,235
Other payables and accrued expenses	29,619
Total liabilities		2,237,236
Net Assets		$ 54,420,888
Net Assets consist of:
Paid in capital		$ 51,542,429
Undistributed net investment income		81,589
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,173,319)
Net unrealized appreciation (depreciation) on investments		4,970,189
Net Assets, for 1,362,064 shares outstanding		$ 54,420,888
Net Asset Value and redemption price per share ($54,420,888 ÷ 1,362,064 shares)		$39.95
Maximum offering price per share (100/97.00 of $39.95)		$41.19

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 611,946
Interest		135,021
Security lending		171
Total income		747,138
Expenses
Management fee	$ 176,396
Transfer agent fees	200,807
Accounting and security lending fees	60,445
Non-interested trustees' compensation	114
Custodian fees and expenses	13,551
Registration fees	24,718
Audit	12,154
Legal	83
Miscellaneous	2,043
Total expenses before reductions	490,311
Expense reductions	(19,320)	470,991
Net investment income		276,147
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(980,233)
Foreign currency transactions	(790)	(981,023)
Change in net unrealized appreciation (depreciation) on investment securities		5,839,413
Net gain (loss)		4,858,390
Net increase (decrease) in net assets resulting from operations		$ 5,134,537
Other Information Sales charges paid to FDC		$ 82,879
Deferred sales charges withheld by FDC		$ 2,872
Exchange fees withheld by FSC		$ 2,753
Expense reductions
Directed brokerage arrangements		$ 19,320

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income	$ 276,147	$ 155,729
Net realized gain (loss)	(981,023)	2,021,962
Change in net unrealized appreciation (depreciation)	5,839,413	755,351
Net increase (decrease) in net assets resulting from operations	5,134,537	2,933,042
Distributions to shareholders From net investment income	(213,062)	(75,847)
From net realized gain	-	(615,000)
Total distributions	(213,062)	(690,847)
Share transactions Net proceeds from sales of shares	64,431,855	60,660,224
Reinvestment of distributions	196,809	656,447
Cost of shares redeemed	(41,556,874)	(69,265,144)
Net increase (decrease) in net assets resulting from share transactions	23,071,790	(7,948,473)
Redemption fees	120,170	151,992
Total increase (decrease) in net assets	28,113,435	(5,554,286)
Net Assets
Beginning of period	26,307,453	31,861,739
End of period (including undistributed net investment income of $81,589 and $81,847, respectively)	$ 54,420,888	$ 26,307,453
Other Information Shares
Sold	1,715,889	1,623,343
Issued in reinvestment of distributions	5,528	18,089
Redeemed	(1,137,822)	(1,887,294)
Net increase (decrease)	583,595	(245,862)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 33.79	$ 31.10	$ 45.90	$ 42.53	$ 39.53
Income from Investment Operations
Net investment income (loss) C	.33	.15	.17	(.02)	.28
Net realized and unrealized gain (loss)	5.95	3.22	(10.77)	7.88	5.49
Total from investment operations	6.28	3.37	(10.60)	7.86	5.77
Less Distributions
From net investment income	(.26)	(.09)	(.05)	-	(.12)
From net realized gain	-	(.73)	(3.52)	(4.54)	(2.74)
In excess of net realized gain	-	-	(.68)	-	-
Total distributions	(.26)	(.82)	(4.25)	(4.54)	(2.86)
Redemption fees added to paid in capital	.14	.14	.05	.05	.09
Net asset value, end of period	$ 39.95	$ 33.79	$ 31.10	$ 45.90	$ 42.53
Total Return A, B	19.09%	11.10%	(23.66)%	19.47%	15.06%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 54,421	$ 26,307	$ 31,862	$ 69,349	$ 111,409
Ratio of expenses to average net assets	1.61%	1.64%	1.58%	1.68%	1.83%
Ratio of expenses to average net assets after expense reductions	1.55% D	1.63% D	1.51% D	1.67% D	1.81% D
Ratio of net investment income (loss) to average net assets	.91%	.40%	.44%	(.05)%	.67%
Portfolio turnover rate	187%	132%	141%	31%	207%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. EFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Construction and Housing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	30.67%	73.58%	254.29%
Select Construction and Housing (load adj.)	26.75%	68.37%	243.66%
S&P 500	-8.20%	109.18%	320.75%
GS Cyclical Industries	15.55%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	30.67%	11.66%	13.48%
Select Construction and Housing (load adj.)	26.75%	10.98%	13.14%
S&P 500	-8.20%	15.91%	15.45%
GS Cyclical Industries	15.55%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by Febrauary 28, 2001, the value of the investment would have grown to $34,366 - a 243.66% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Masco Corp.	5.2
Caterpillar, Inc.	5.1
Fannie Mae	5.0
Lowe's Companies, Inc.	4.9
Danaher Corp.	4.9
PPG Industries, Inc.	4.8
Deere & Co.	4.6
Home Depot, Inc.	4.2
Georgia-Pacific Group	3.8
Countrywide Credit Industries, Inc.	2.8
45.3
Top Industries as of February 28, 2001
% of fund's net assets
Household Durables	19.2%
Machinery	16.4%
Specialty Retail	11.7%
Building Products	9.9%
Diversified Financials	8.4%
All Others *	34.4%
* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Construction and Housing Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Joshua Spencer became Portfolio Manager of Fidelity Select Construction and Housing Portfolio on December 31, 2000.

Q. How did the fund perform, Josh?

A. It did quite well. For the 12 months that ended February 28, 2001, the fund returned 30.67%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 233 stocks designed to measure the performance of companies in the cyclical industries sector - returned 15.55%, while the Standard & Poor's 500 Index fell 8.20%.

Q. What factors caused the fund to outperform these benchmarks?

A. The broader indexes have a much smaller exposure to stocks in the construction and housing sector, which benefited greatly from falling interest rates during most of the period. Mortgage rates peaked at around 8.5% in early spring 2000, but for most of the period rates were falling, which spurred housing demand. Consequently, the fund's homebuilder stocks did especially well. Many of them, in fact, saw double-digit order growth during the second half of 2000, which drove their stock prices significantly higher. Higher oil prices also had a beneficial effect, as increasing revenues stimulated many energy companies to initiate spending on new plant and environmental upgrades. This represented new opportunities for many of the engineering and construction companies in the portfolio and helped boost their stock prices.

Q. Were there any significant changes in investment strategy during the period?

A. There were no dramatic shifts in strategy during the period, but the previous manager and I did overweight the fund's position in homebuilder stocks. We did this as a value play - many of the companies in this segment were trading below book value - and also on the basis of Fidelity research, which documents that, since 1980, the stock prices of homebuilders have always outperformed the S&P over the six to 12 months after they fall below book value. Since the book value of homebuilders is based largely on their inventory of land, a stock price below book represents land that is undervalued. During 2000, as interest rates fell and demand for housing increased, homebuilders began to recognize full value for these undervalued assets, and their stocks performed extremely well.

Q. What holdings were most beneficial to performance?

A. There were some good stories within the homebuilders segment, among them Lennar, Centex and D.R. Horton. Lennar, for instance, which operates in Florida, Texas and California, had a strong supply of land and experienced a nice run in its stock price as housing demand started to take down that inventory. Lennar also acquired U.S. Home for a very attractive price and received a similar boost from that company's strong land position. Among our top-10 holdings, Fannie Mae, the mortgage underwriter, performed well during the period, as did Danaher, the maker of Sears' Craftsman tools. In construction and engineering, Fluor Corporation benefited from increased capital spending by an oil industry flush with strong cash flows from higher oil prices.

Q. What stocks held back performance?

A. Home Depot experienced some weakness in its stock price as slower consumer spending and lower lumber prices narrowed margins, causing it to miss second-half earnings targets. As demand for telecommunications network construction began decelerating in the second half, companies such as MasTec, Quanta Services and Dycom Industries, all builders of fiber-optic networks, saw a corresponding slowdown in their new orders.

Q. What's your outlook for the next six months, Josh?

A. I'm cautiously optimistic. There's currently a lot of uncertainty about where the national economy is headed. While I believe that many of the housing-related industries are better positioned than other cyclicals to deal with a large-scale economic slowdown if it comes, I still have concerns about the effects of a possible downturn. Offsetting that concern is the likelihood that if the Federal Reserve Board responds by continuing to lower short-term interest rates, there will be corresponding rate decreases for mortgage refinancings and home equity loans, which should help support the construction and housing sector. Meanwhile, I will continue to keep the fund invested in companies that are gaining market share or are well-positioned to take advantage of the dynamics of their marketplaces.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 29, 1986

Fund number: 511

Trading symbol: FSHOX

Size: as of February 28, 2001, more than
$20 million

Manager: Joshua Spencer, since January 2001; analyst, homebuilding, engineering, construction and building materials industries, since 2000; joined Fidelity in 2000

3

Annual Report

Construction and Housing Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 9.9%
American Standard Companies, Inc. (a)	7,900	$ 447,377
Elcor Corp.	3,150	53,834
Masco Corp.	45,200	1,056,322
NCI Building Systems, Inc. (a)	3,900	76,440
Nortek, Inc. (a)	800	23,296
Simpson Manufacturing Co. Ltd. (a)	1,100	54,835
Trex Co., Inc. (a)	1,300	33,670
U.S. Industries, Inc.	7,300	60,955
USG Corp.	2,300	43,792
York International Corp.	5,200	166,400
TOTAL BUILDING PRODUCTS		2,016,921
CHEMICALS - 4.8%
PPG Industries, Inc.	19,200	981,120
COMMERCIAL SERVICES & SUPPLIES - 1.1%
Herman Miller, Inc.	9,100	233,188
CONSTRUCTION & ENGINEERING - 6.2%
Dycom Industries, Inc. (a)	3,600	55,080
Fluor Corp. New	9,300	354,516
Foster Wheeler Corp.	1,700	21,845
Granite Construction, Inc.	5,100	168,810
Jacobs Engineering Group, Inc. (a)	5,300	298,178
MasTec, Inc. (a)	3,400	50,932
Quanta Services, Inc. (a)	3,600	99,396
URS Corp. (a)	3,600	71,460
Walter Industries, Inc.	9,200	81,880
Washington Group International, Inc. (a)	5,700	52,896
TOTAL CONSTRUCTION & ENGINEERING		1,254,993
CONSTRUCTION MATERIALS - 6.5%
Centex Construction Products, Inc.	2,600	76,310
Florida Rock Industries, Inc.	1,700	69,785
Lafarge Corp.	10,430	318,115
Martin Marietta Materials, Inc.	6,900	317,055
Texas Industries, Inc.	3,100	87,482
Vulcan Materials Co.	10,600	448,698
TOTAL CONSTRUCTION MATERIALS		1,317,445
DIVERSIFIED FINANCIALS - 8.4%
Countrywide Credit Industries, Inc.	12,763	564,507
Doral Financial Corp.	4,300	122,819
Fannie Mae	12,800	1,020,160
TOTAL DIVERSIFIED FINANCIALS		1,707,486
ELECTRICAL EQUIPMENT - 0.4%
AstroPower, Inc. (a)	1,100	38,363
Genlyte Group, Inc. (a)	1,200	33,450
TOTAL ELECTRICAL EQUIPMENT		71,813

	Shares	Value (Note 1)
HOTELS RESTAURANTS & LEISURE - 0.4%
Bally Total Fitness Holding Corp. (a)	2,600	$ 81,900
HOUSEHOLD DURABLES - 19.2%
Beazer Homes USA, Inc. (a)	800	36,560
Black & Decker Corp.	9,700	402,647
Centex Corp.	7,600	312,816
Champion Enterprises, Inc. (a)	3,000	16,500
Clayton Homes, Inc.	14,900	189,975
D.R. Horton, Inc.	7,115	162,222
Ethan Allen Interiors, Inc.	5,700	193,572
Furniture Brands International, Inc. (a)	8,000	196,400
KB HOME	3,000	83,850
Leggett & Platt, Inc.	21,900	423,546
Lennar Corp.	7,500	266,250
Maytag Corp.	9,400	314,900
Mohawk Industries, Inc. (a)	7,950	238,103
NVR, Inc. (a)	1,000	145,500
Palm Harbor Homes, Inc. (a)	1,100	20,350
Pulte Corp.	1,800	61,830
Ryland Group, Inc.	1,100	44,319
The Stanley Works	9,400	327,120
Toll Brothers, Inc. (a)	1,600	57,216
Whirlpool Corp.	8,000	422,960
TOTAL HOUSEHOLD DURABLES		3,916,636
INDUSTRIAL CONGLOMERATES - 0.5%
Carlisle Companies, Inc.	2,900	100,050
MACHINERY - 16.4%
AGCO Corp.	6,500	76,700
Astec Industries, Inc. (a)	3,200	42,600
Caterpillar, Inc.	25,000	1,040,000
CNH Global NV	17,300	141,860
Danaher Corp.	15,700	996,008
Deere & Co.	23,200	944,240
Mueller Industries, Inc.	3,600	109,440
TOTAL MACHINERY		3,350,848
PAPER & FOREST PRODUCTS - 4.4%
Georgia-Pacific Group	26,000	780,260
Louisiana-Pacific Corp.	11,300	119,554
TOTAL PAPER & FOREST PRODUCTS		899,814
REAL ESTATE - 4.6%
Catellus Development Corp. (a)	14,200	255,884
LNR Property Corp.	3,800	106,780
Mack-Cali Realty Corp.	6,900	184,920
Newhall Land & Farming Co.	3,400	90,100
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE - CONTINUED
Security Capital Group, Inc. Class B (a)	5,200	$ 107,744
The St. Joe Co.	8,800	201,872
TOTAL REAL ESTATE		947,300
SPECIALTY RETAIL - 11.7%
Home Depot, Inc.	20,350	864,875
Lowe's Companies, Inc.	18,000	1,005,840
Sherwin-Williams Co.	18,400	461,840
United Rentals, Inc. (a)	3,400	58,174
TOTAL SPECIALTY RETAIL		2,390,729
TOTAL COMMON STOCKS (Cost $17,864,751)		19,270,243
Cash Equivalents - 5.3%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 5.39%, dated 2/28/01 due 3/1/01	$ 42,006	42,000
	Shares
Fidelity Cash Central Fund, 5.61% (b)	1,006,039	1,006,039
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	34,800	34,800
TOTAL CASH EQUIVALENTS (Cost $1,082,839)		1,082,839
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $18,947,590)		20,353,082
NET OTHER ASSETS - 0.2%		37,031
NET ASSETS - 100%		$ 20,390,113
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $23,243,551 and $13,809,632, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,327 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $19,192,682. Net unrealized appreciation aggregated $1,160,400, of which $2,068,574 related to appreciated investment securities and $908,174 related to depreciated investment securities.

The fund hereby designates approximately $208,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund designates 7% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Construction and Housing Portfolio
Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $31,388 and repurchase agreements of $42,000) (cost $18,947,590) - See accompanying schedule		$ 20,353,082
Cash		78
Receivable for investments sold		910,904
Receivable for fund shares sold		306,233
Dividends receivable		28,502
Interest receivable		6,906
Redemption fees receivable		712
Other receivables		1,100
Total assets		21,607,517
Liabilities
Payable for fund shares redeemed	$ 1,119,201
Accrued management fee	10,761
Other payables and accrued expenses	52,642
Collateral on securities loaned, at value	34,800
Total liabilities		1,217,404
Net Assets		$ 20,390,113
Net Assets consist of:
Paid in capital		$ 19,147,255
Undistributed net investment income		861
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(163,495)
Net unrealized appreciation (depreciation) on investments		1,405,492
Net Assets, for 917,738 shares outstanding		$ 20,390,113
Net Asset Value and redemption price per share ($20,390,113 ÷ 917,738 shares)		$22.22
Maximum offering price per share (100/97.00 of $22.22)		$22.91

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 195,037
Interest		50,337
Security lending		595
Total income		245,969
Expenses
Management fee	$ 63,300
Transfer agent fees	81,109
Accounting and security lending fees	60,418
Non-interested trustees' compensation	34
Custodian fees and expenses	18,730
Registration fees	17,569
Audit	12,069
Legal	122
Miscellaneous	50
Total expenses before reductions	253,401
Expense reductions	(1,084)	252,317
Net investment income (loss)		(6,348)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(106,015)
Foreign currency transactions	202	(105,813)
Change in net unrealized appreciation (depreciation) on investment securities		2,405,737
Net gain (loss)		2,299,924
Net increase (decrease) in net assets resulting from operations		$ 2,293,576
Other Information Sales charges paid to FDC		$ 42,901
Deferred sales charges withheld by FDC		$ 128
Exchange fees withheld by FSC		$ 1,095
Expense reductions
Directed brokerage arrangements		$ 1,084

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (6,348)	$ (86,108)
Net realized gain (loss)	(105,813)	4,516,401
Change in net unrealized appreciation (depreciation)	2,405,737	(6,580,475)
Net increase (decrease) in net assets resulting from operations	2,293,576	(2,150,182)
Distributions to shareholders From net realized gain	(235,880)	(1,685,140)
In excess of net realized gain	(58,371)	-
Total distributions	(294,251)	(1,685,140)
Share transactions Net proceeds from sales of shares	30,200,767	6,797,348
Reinvestment of distributions	268,779	1,553,985
Cost of shares redeemed	(20,057,836)	(48,295,592)
Net increase (decrease) in net assets resulting from share transactions	10,411,710	(39,944,259)
Redemption fees	54,173	52,861
Total increase (decrease) in net assets	12,465,208	(43,726,720)
Net Assets
Beginning of period	7,924,905	51,651,625
End of period (including undistributed net investment income of $861 and $7,898, respectively)	$ 20,390,113	$ 7,924,905
Other Information Shares
Sold	1,428,324	272,449
Issued in reinvestment of distributions	13,461	78,282
Redeemed	(978,443)	(1,961,021)
Net increase (decrease)	463,342	(1,610,290)

Financial Highlights

Years ended February 28,	2001	2000 F	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.44	$ 25.02	$ 25.63	$ 22.00	$ 19.56
Income from Investment Operations
Net investment income (loss) C	(.01)	(.13)	(.06)	(.25)	.06
Net realized and unrealized gain (loss)	5.20	(4.11)	(.53)	7.67	3.38
Total from investment operations	5.19	(4.24)	(.59)	7.42	3.44
Less Distributions
From net investment income	-	-	-	(.02)	(.02)
From net realized gain	(.41)	(3.42)	(.06)	(3.87)	(1.03)
In excess of net realized gain	(.10)	-	-	-	-
Total distributions	(.51)	(3.42)	(.06)	(3.89)	(1.05)
Redemption fees added to paid in capital	.10	.08	.04	.10	.05
Net asset value, end of period	$ 22.22	$ 17.44	$ 25.02	$ 25.63	$ 22.00
Total Return A, B	30.67%	(18.28)%	(2.16)%	40.04%	18.64%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 20,390	$ 7,925	$ 51,652	$ 57,484	$ 30,581
Ratio of expenses to average net assets	2.33%	2.42%	1.43%	2.50% D	1.41%
Ratio of expenses to average net assets after expense reductions	2.32% E	2.34% E	1.37% E	2.43% E	1.35% E
Ratio of net investment income (loss) to average net assets	(.06)%	(.53)%	(.23)%	(1.10)%	.27%
Portfolio turnover rate	135%	34%	226%	404%	270%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher. EFMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. FFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Cyclical Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Life of fund
Select Cyclical Industries	26.88%	53.79%
Select Cyclical Industries (load adj.)	23.07%	49.17%
S&P 500	-8.20%	64.84%
GS Cyclical Industries	15.55%	29.01%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Life of fund
Select Cyclical Industries	26.88%	11.37%
Select Cyclical Industries (load adj.)	23.07%	10.53%
S&P 500	-8.20%	13.33%
GS Cyclical Industries	15.55%	6.58%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $14,917 - a 49.17% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,484 - a 64.84% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Tyco International Ltd.	8.0
General Electric Co.	7.7
Boeing Co.	3.8
Minnesota Mining & Manufacturing Co.	3.8
Ford Motor Co.	3.3
E.I. du Pont de Nemours and Co.	3.2
Emerson Electric Co.	2.7
Honeywell International, Inc.	2.6
United Technologies Corp.	2.4
Dow Chemical Co.	2.1
39.6
Top Industries as of February 28, 2001
% of fund's net assets
Industrial Conglomerates	20.4%
Aerospace & Defense	14.6%
Chemicals	10.8%
Machinery	9.1%
Road & Rail	6.1%
All Others*	39.0%
* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Cyclical Industries Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Pratima Abichandani became Portfolio Manager of Fidelity Select Cyclical Industries Portfolio on December 31, 2000.

Q. How did the fund perform, Pratima?

A. It was a particularly strong period for the fund. For the 12 months that ended February 28, 2001, the fund returned 26.88%, handily outperforming the Goldman Sachs Cyclical Industries Index - an index of 233 stocks designed to measure the performance of companies in the cyclical industries sector - which returned 15.55%. During the same period, the Standard & Poor's 500 Index returned -8.20%.

Q. What was behind the strong showing of cyclical industry stocks during the past year?

A. Uncertainty about the health of the economy sparked a wholesale rotation away from riskier assets, such as growth stocks, during the second half of the period. Stock market volatility and the demise of several high price-to-earnings (P/E) stocks - particularly in the technology sector - further eroded investor confidence and stressed the importance of fundamental investment characteristics, such as valuations and earnings. Since many cyclical stocks were valued at or near their historical lows, they served as a welcome alternative for tech-weary investors. Moreover, negative conditions that had pressured cyclical stock prices - including earnings shortfalls, historically high crude oil prices and weak overseas currencies - began to moderate, contributing to a starkly improved investment environment.

Q. What were the keys to outperforming the Goldman Sachs index during the period?

A. We became increasingly sensitive to valuations and broadened the fund's holdings. By focusing on cyclical industry sectors with exceptionally low valuations, we identified several fundamentally attractive sectors, including railroads, appliances, machinery and equipment, and packaging. Relative to the index, we increased the fund's holdings within those sectors, effectively diversifying the fund across a larger number of lower P/E stocks that rallied, while reducing its exposure to higher P/E stocks that performed poorly. Underweighting auto manufacturers, most notably DaimlerChrysler, also supported the fund's performance. Higher gas prices and shifting consumer preferences contributed to declining sales despite increased consumer incentives, which pressured margins and led the major automakers to announce production cuts.

Q. What stocks were major contributors to the fund?

A. Tyco, the fund's largest holding, performed solidly on the basis of a diversified earnings stream, strategic acquisitions and market share gains. Expectations for higher defense spending in the wake of George W. Bush's presidential victory boosted stock prices in the aerospace and defense sector, including the fund's investments in Boeing, United Technologies and General Dynamics. Massey Energy, a coal industry leader, experienced favorable supply and demand dynamics that enabled powerful price increases and margin expansion. Praxair, an industrial gas company, outperformed based on expectations for earnings gains related to a new technology that could raise the efficiency of steel industry blast furnaces. Ball Corp., which manufactures beverage cans and plastic bottles, performed well as a result of solid earnings growth and a simple, but effective, strategy of removing excess production capacity and using free cash flow to pay down debt. Some good picks among specialty chemicals, such as Ecolab, also helped.

Q. Which stocks were poor performers?

A. The fund's positioning in top-10 holding General Electric hurt performance relative to the index. Although shares of the conglomerate were up slightly during the period, they lost nearly a quarter of their value from their high in August. GE remains a solid company with outstanding business prospects; however, it proved that even it wasn't resilient to a slowing economy. Its announced acquisition of Honeywell, a company generally considered inferior to GE, further pressured the stock. Other disappointments included chemical makers Union Carbide and DuPont, which suffered from slowing demand, rising energy costs and higher raw material prices. Union Carbide merged with Dow Chemical during the period. Finally, our stake in General Motors further restrained performance.

Q. What's your outlook?

A. On one hand, I'm optimistic. Factors that created a tough environment for cyclicals last year, including high oil prices, weak exchange rates and rising interest rates, have reversed direction. On the other hand, the Federal Reserve Board's success in stimulating the economy remains uncertain. Given the mixed environment, I anticipate managing a balanced portfolio comprising companies that tend to perform well coming out of a slowdown, outperform in a falling interest-rate environment and have good earnings visibility.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page A-3.

Fund Facts

Start date: March 3, 1997

Fund number: 515

Trading symbol: FCYIX

Size: as of February 28, 2001, more than $8 million

Manager: Pratima Abichandani, since December 2000; manager, Fidelity Advisor Cyclical Industries Fund, since December 2000; Fidelity Select Medical Delivery Portfolio, February 2000-December 2000; several Fidelity international funds, 1997-2000; joined Fidelity in 1994

3

Annual Report

Cyclical Industries Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 14.6%
Alliant Techsystems, Inc. (a)	930	$ 78,818
BFGoodrich Co.	1,050	42,462
Boeing Co.	5,000	311,000
General Dynamics Corp.	1,630	111,133
Honeywell International, Inc.	4,490	209,728
Lockheed Martin Corp.	3,440	128,862
Newport News Shipbuilding, Inc.	640	34,976
Northrop Grumman Corp.	290	27,246
Raytheon Co. Class A	1,510	49,770
United Technologies Corp.	2,561	199,528
TOTAL AEROSPACE & DEFENSE		1,193,523
AIR FREIGHT & COURIERS - 1.7%
Expeditors International of Washington, Inc.	810	47,284
FedEx Corp. (a)	1,100	45,023
United Parcel Service, Inc. Class B	870	49,181
TOTAL AIR FREIGHT & COURIERS		141,488
AIRLINES - 2.2%
AMR Corp.	390	12,968
Continental Airlines, Inc. Class B (a)	640	28,640
Delta Air Lines, Inc.	410	17,269
Northwest Airlines Corp. (a)	1,660	36,520
Ryanair Holdings PLC sponsored ADR (a)	60	3,390
SkyWest, Inc.	240	5,445
Southwest Airlines Co.	3,335	62,031
US Airways Group, Inc. (a)	350	14,455
TOTAL AIRLINES		180,718
AUTO COMPONENTS - 1.8%
Delphi Automotive Systems Corp.	750	10,523
Johnson Controls, Inc.	470	31,246
Lear Corp. (a)	350	11,221
Michelin SA (Compagnie Generale des Etablissements) Series B	640	24,528
Snap-On, Inc.	990	28,017
TRW, Inc.	1,160	45,286
TOTAL AUTO COMPONENTS		150,821
AUTOMOBILES - 5.6%
DaimlerChrysler AG (Reg.)	700	34,314
Ford Motor Co.	9,554	265,697
General Motors Corp.	2,442	130,207
Toyota Motor Corp.	800	27,819
TOTAL AUTOMOBILES		458,037
BUILDING PRODUCTS - 2.1%
American Standard Companies, Inc. (a)	960	54,365
Crane Co.	350	9,328

	Shares	Value (Note 1)
Masco Corp.	3,200	$ 74,784
York International Corp.	930	29,760
TOTAL BUILDING PRODUCTS		168,237
CHEMICALS - 10.8%
Air Products & Chemicals, Inc.	700	28,385
Arch Chemicals, Inc.	780	15,561
Cabot Corp.	290	9,944
Crompton Corp.	476	5,664
Dow Chemical Co.	5,272	172,974
E.I. du Pont de Nemours and Co.	6,024	263,189
Engelhard Corp.	670	16,033
Ferro Corp.	120	2,819
Georgia Gulf Corp.	1,180	20,438
Lyondell Chemical Co.	4,590	73,440
Millennium Chemicals, Inc.	2,290	40,991
PolyOne Corp.	1,590	13,674
Potash Corp. of Saskatchewan	230	13,521
PPG Industries, Inc.	640	32,704
Praxair, Inc.	2,950	131,570
Rohm & Haas Co.	350	12,863
Sigma-Aldrich Corp.	190	8,265
Solutia, Inc.	1,180	15,836
TOTAL CHEMICALS		877,871
COMMERCIAL SERVICES & SUPPLIES - 3.4%
Avery Dennison Corp.	1,790	94,870
Ecolab, Inc.	1,510	63,345
Ogden Corp. (a)	230	3,733
Republic Services, Inc. (a)	2,150	35,776
Waste Management, Inc.	3,140	79,662
TOTAL COMMERCIAL SERVICES & SUPPLIES		277,386
COMPUTERS & PERIPHERALS - 0.5%
EMC Corp.	450	17,892
Sun Microsystems, Inc. (a)	1,010	20,074
TOTAL COMPUTERS & PERIPHERALS		37,966
CONSTRUCTION & ENGINEERING - 0.7%
Fluor Corp. New	960	36,595
Granite Construction, Inc.	180	5,958
Jacobs Engineering Group, Inc. (a)	290	16,315
TOTAL CONSTRUCTION & ENGINEERING		58,868
CONSTRUCTION MATERIALS - 0.9%
Lafarge Corp.	560	17,080
Martin Marietta Materials, Inc.	570	26,192
Texas Industries, Inc.	120	3,386
Vulcan Materials Co.	700	29,631
TOTAL CONSTRUCTION MATERIALS		76,289
Common Stocks - continued
	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 0.9%
Ball Corp.	360	$ 14,904
Bemis Co., Inc.	670	22,793
Packaging Corp. of America	410	5,945
Pactiv Corp. (a)	2,210	29,725
Sealed Air Corp. (a)	64	2,506
TOTAL CONTAINERS & PACKAGING		75,873
ELECTRICAL EQUIPMENT - 5.5%
Baldor Electric Co.	240	5,040
Ballard Power Systems, Inc. (a)	290	13,497
Emerson Electric Co.	3,310	221,439
Hubbell, Inc. Class B	230	6,429
Molex, Inc.	110	3,994
Molex, Inc. Class A	280	7,578
Plug Power, Inc. (a)	60	945
Rockwell International Corp.	1,450	66,642
SPX Corp. (a)	470	45,590
Thermo Electron Corp. (a)	2,730	76,167
TOTAL ELECTRICAL EQUIPMENT		447,321
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Agilent Technologies, Inc. (a)	1,160	41,760
Millipore Corp.	640	33,600
PerkinElmer, Inc.	60	4,393
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		79,753
ENERGY EQUIPMENT & SERVICES - 0.4%
Cooper Cameron Corp. (a)	380	22,716
Dril-Quip, Inc. (a)	330	9,224
TOTAL ENERGY EQUIPMENT & SERVICES		31,940
FOOD PRODUCTS - 0.1%
Delta & Pine Land Co.	300	7,395
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Apria Healthcare Group, Inc. (a)	70	1,723
HOUSEHOLD DURABLES - 1.9%
Black & Decker Corp.	1,190	49,397
Centex Corp.	310	12,760
KB HOME	240	6,708
Leggett & Platt, Inc.	2,150	41,581
Lennar Corp.	60	2,130
Maytag Corp.	810	27,135
Mohawk Industries, Inc. (a)	280	8,386
The Stanley Works	180	6,264
TOTAL HOUSEHOLD DURABLES		154,361

	Shares	Value (Note 1)
INDUSTRIAL CONGLOMERATES - 20.4%
General Electric Co.	13,430	$ 624,495
ITT Industries, Inc.	520	21,086
Minnesota Mining & Manufacturing Co.	2,730	307,808
Textron, Inc.	980	51,920
Tyco International Ltd.	12,010	656,333
TOTAL INDUSTRIAL CONGLOMERATES		1,661,642
MACHINERY - 9.1%
Albany International Corp. Class A (a)	470	8,507
Aptargroup, Inc.	340	9,758
Caterpillar, Inc.	2,730	113,568
CNH Global NV	610	5,002
Danaher Corp.	1,150	72,956
Deere & Co.	1,340	54,538
Dover Corp.	1,340	51,402
Eaton Corp.	760	54,074
Flowserve Corp. (a)	260	5,460
Graco, Inc.	260	6,968
Illinois Tool Works, Inc.	2,150	130,183
Ingersoll-Rand Co.	1,800	78,030
Kennametal, Inc.	210	6,542
Navistar International Corp.	1,040	26,021
PACCAR, Inc.	310	14,376
Parker-Hannifin Corp.	1,340	57,660
Pentair, Inc.	1,280	35,456
Roper Industries, Inc.	250	9,695
Terex Corp. (a)	310	5,720
TOTAL MACHINERY		745,916
MARINE - 0.1%
Teekay Shipping Corp.	110	4,532
MEDIA - 0.1%
General Motors Corp. Class H	382	8,660
METALS & MINING - 1.6%
Alcoa, Inc.	1,206	43,127
Allegheny Technologies, Inc.	980	17,366
Bethlehem Steel Corp. (a)	180	409
Massey Energy Corp.	2,090	41,048
Nucor Corp.	460	20,332
USX - U.S. Steel Group	290	4,420
TOTAL METALS & MINING		126,702
PAPER & FOREST PRODUCTS - 0.4%
Bowater, Inc.	390	19,629
Mead Corp.	620	16,982
TOTAL PAPER & FOREST PRODUCTS		36,611
REAL ESTATE - 0.1%
LNR Property Corp.	360	10,116
Common Stocks - continued
	Shares	Value (Note 1)
ROAD & RAIL - 6.1%
Burlington Northern Santa Fe Corp.	3,140	$ 94,231
C.H. Robinson Worldwide, Inc.	180	5,378
Canadian National Railway Co.	1,630	61,291
Canadian Pacific Ltd.	2,210	82,582
CNF, Inc.	310	10,707
CSX Corp.	1,210	40,462
J.B. Hunt Transport Services, Inc.	310	4,902
Kansas City Southern Industries, Inc.	180	2,696
Norfolk Southern Corp.	930	16,824
Ryder System, Inc.	130	2,668
Union Pacific Corp.	3,020	165,919
USFreightways Corp.	280	8,925
TOTAL ROAD & RAIL		496,585
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.6%
Applied Materials, Inc. (a)	450	19,013
Axcelis Technologies, Inc.	459	4,231
Cabot Microelectronics Corp.	71	4,300
Intel Corp.	810	23,136
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		50,680
SPECIALTY RETAIL - 1.2%
AutoNation, Inc.	670	5,561
Lithia Motors, Inc. Class A (a)	550	7,277
O'Reilly Automotive, Inc. (a)	1,460	27,649
Sherwin-Williams Co.	1,920	48,192
United Auto Group, Inc. (a)	770	7,731
TOTAL SPECIALTY RETAIL		96,410
TEXTILES & APPAREL - 0.1%
Polymer Group, Inc.	870	5,786
TRADING COMPANIES & DISTRIBUTORS - 0.1%
MSC Industrial Direct, Inc. (a)	460	7,572
TOTAL COMMON STOCKS (Cost $6,917,873)		7,670,782
Cash Equivalents - 6.9%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 5.39%, dated 2/28/01 due 3/1/01	$ 34,005	$ 34,000
	Shares
Fidelity Cash Central Fund, 5.61% (b) (Cost $525,714)	525,714	525,714
TOTAL CASH EQUIVALENTS (Cost $559,714)		559,714
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $7,477,587)		8,230,496
NET OTHER ASSETS - (0.9)%		(73,708)
NET ASSETS - 100%		$ 8,156,788
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,268,447 and $8,408,174, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,505 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $7,565,107. Net unrealized appreciation aggregated $665,389, of which $1,043,578 related to appreciated investment securities and $378,189 related to depreciated investment securities.

The fund hereby designates approximately $75,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 34% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Cyclical Industries Portfolio
Financial Statements

Statement of Assets and Liabilities

February 28, 2001
Assets
Investment in securities, at value (including repurchase agreements of $34,000) (cost $7,477,587) - See accompanying schedule		$ 8,230,496
Cash		127
Receivable for fund shares sold		55,367
Dividends receivable		16,026
Interest receivable		2,671
Redemption fees receivable		778
Other receivables		541
Total assets		8,306,006
Liabilities
Payable for fund shares redeemed	$ 119,541
Accrued management fee	4,076
Other payables and accrued expenses	25,601
Total liabilities		149,218
Net Assets		$ 8,156,788
Net Assets consist of:
Paid in capital		$ 7,474,801
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(70,917)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		752,904
Net Assets, for 563,847 shares outstanding		$ 8,156,788
Net Asset Value and redemption price per share ($8,156,788 ÷ 563,847 shares)		$14.47
Maximum offering price per share (100/97.00 of $14.47)		$14.92

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 91,768
Interest		26,469
Security lending		17
Total income		118,254
Expenses
Management fee	$ 34,046
Transfer agent fees	36,452
Accounting and security lending fees	60,282
Non-interested trustees' compensation	19
Custodian fees and expenses	20,639
Registration fees	21,919
Audit	11,520
Legal	22
Miscellaneous	39
Total expenses before reductions	184,938
Expense reductions	(38,156)	146,782
Net investment income (loss)		(28,528)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	32,064
Foreign currency transactions	(420)	31,644
Change in net unrealized appreciation (depreciation) on:
Investment securities	932,593
Assets and liabilities in foreign currencies	(3)	932,590
Net gain (loss)		964,234
Net increase (decrease) in net assets resulting from operations		$ 935,706
Other Information Sales charges paid to FDC		$ 31,989
Exchange fees withheld by FSC		$ 413
Expense reductions
Directed brokerage arrangements		$ 599
FMR reimbursement		37,557
		$ 38,156

See accompanying notes which are an integral part of the financial statements.

Annual Report

Cyclical Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (28,528)	$ (65,173)
Net realized gain (loss)	31,644	168,947
Change in net unrealized appreciation (depreciation)	932,590	(441,299)
Net increase (decrease) in net assets resulting from operations	935,706	(337,525)
Distributions to shareholders From net realized gains	(31,644)	-
In excess of net realized gain	(57,678)	-
Total distributions	(89,322)	-
Share transactions Net proceeds from sales of shares	11,950,294	16,676,868
Reinvestment of distributions	86,395	-
Cost of shares redeemed	(8,861,235)	(15,352,529)
Net increase (decrease) in net assets resulting from share transactions	3,175,454	1,324,339
Redemption fees	23,010	38,142
Total increase (decrease) in net assets	4,044,848	1,024,956
Net Assets
Beginning of period	4,111,940	3,086,984
End of period	$ 8,156,788	$ 4,111,940
Other Information Shares
Sold	870,182	1,274,489
Issued in reinvestment of distributions	6,479	-
Redeemed	(668,740)	(1,189,555)
Net increase (decrease)	207,921	84,934

Financial Highlights

Years ended February 28,	2001	2000 I	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 11.39	$ 12.07	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.07)	(.13)	(.13)	(.11)
Net realized and unrealized gain (loss)	3.11	.21 E	(.49)	2.59
Total from investment operations	3.04	.08	(.62)	2.48
Less Distributions
From net realized gain	(.06)	-	(.09)	(.46)
In excess of net realized gain	(.11)	-	-	-
Total distributions	(.17)	-	(.09)	(.46)
Redemption fees added to paid in capital	.05	.08	.03	.05
Net asset value, end of period	$ 14.47	$ 11.55	$ 11.39	$ 12.07
Total Return B, C	26.88%	1.40%	(4.96)%	25.77%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,157	$ 4,112	$ 3,087	$ 3,965
Ratio of expenses to average net assets	2.50% G	2.50% G	2.50% G	2.50% A, G
Ratio of expenses to average net assets after expense reductions	2.49% H	2.49% H	2.49% H	2.50% A
Ratio of net investment income (loss) to average net assets	(.48)%	(1.00)%	(1.09)%	(.93)% A
Portfolio turnover rate	150%	211%	103%	140% A

A Annualized B The total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.
D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. EThe amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund. FFor the period March 3, 1997 (commencement of operations) to February 28, 1998. GFMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher. HFMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. IFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Defense and Aerospace Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	30.45%	100.60%	375.43%
Select Defense and Aerospace (load adj.)	26.53%	94.58%	361.16%
S&P 500	-8.20%	109.18%	320.75%
GS Cyclical Industries	15.55%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	30.45%	14.94%	16.87%
Select Defense and Aerospace (load adj.)	26.53%	14.24%	16.52%
S&P 500	-8.20%	15.91%	15.45%
GS Cyclical Industries	15.55%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on February 28, 1991 and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $46,116 - a 361.16% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Alliant Techsystems, Inc.	8.1
Lockheed Martin Corp.	6.6
General Dynamics Corp.	6.0
BFGoodrich Co.	6.0
Northrop Grumman Corp.	5.7
United Technologies Corp.	5.4
Rockwell International Corp.	5.0
Newport News Shipbuilding, Inc.	4.8
Boeing Co.	4.6
PanAmSat Corp.	4.5
56.7
Top Industries as of February 28, 2001
% of fund's net assets
Aerospace & Defense	59.7%
Communications Equipment	9.1%
Media	6.1%
Electrical Equipment	5.0%
Wireless Telecommunication Services	4.5%
All Others*	15.6%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Defense and Aerospace Portfolio
Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Jeff Feingold (left), who managed Fidelity Select Defense and Aerospace Portfolio for most of the period covered by this report, with additional comments from Matthew Fruhan (right), who became Portfolio Manager of the fund on January 31, 2001.

Q. How did the fund perform, Jeff?

J.F. Quite well. For the 12-month period that ended February 28, 2001, the fund returned 30.45%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 233 stocks designed to measure the performance of companies in the cyclical industries sector - returned 15.55%. During the same period, the Standard & Poor's 500 Index fell 8.20%.

Q. Why did the fund outperform the Goldman Sachs index during the past year?

J.F. The fund's high concentration of defense and aerospace stocks, which outperformed most other cyclical industries stocks included in the broader Goldman Sachs index during the period, enabled the fund to deliver a better return.

Q. What factors made aerospace and defense stocks so attractive to investors?

J.F. Stock prices of defense companies were able to get back on track after a series of problems in 1998 and 1999, including a wide variety of financial disappointments, missed earnings targets, merger integration issues, poor contract execution and declining military spending. On the aerospace side, increased orders for commercial jets in 2000 and the outlook for increasing production in 2001 enhanced the growth prospects for these stocks. In addition to fundamentals, defense and aerospace stocks also benefited somewhat from a shift in market momentum as investors looked for stocks in more defensive areas.

Q. Which companies benefited from increased airplane order rates?

J.F. Boeing, the world's largest aircraft manufacturer, was a major beneficiary. The company delivered roughly 490 planes in 2000 and is expected to produce more than 530 aircraft in 2001, which could help boost earnings and cash flow. The improved outlook sent share prices higher. As a result, Boeing was one of the top-performing stocks in the Dow Jones Industrial Average during the period. Furthermore, higher production rates at Boeing had a beneficial ripple effect on aircraft suppliers, such as United Technologies and BFGoodrich, that make parts and components for Boeing.

Q. What other stocks stood out as top performers?

J.F. Shares of General Dynamics, the fund's top contributor, rose 60% during the period, due to both an improving defense spending outlook and healthy demand for business jets. General Dynamics demonstrated an ability to consistently grow earnings during the past five years, which is why I made it a major position in the fund. The stock price of aerospace supplier Cordant Technologies soared when Alcoa agreed to purchase the company at a premium price of $57 per share. I later sold off the fund's holdings in the stock for profits. Solid quarterly earnings results and the improving environment for defense spending fueled the performance of defense contractor Lockheed Martin.

Q. What stocks disappointed?

J.F. The biggest detractors came from the satellite industry. In the consumer market, weaker-than-expected growth hurt shares of General Motors-Class H and satellite TV provider EchoStar Communications. Additionally, the supply of satellite services outstripped demand, forcing the prices lower for both Loral Space & Communications and global phone network provider Globalstar Telecommunications.

Q. Turning to you, Matt, what's your outlook for the next six months?

M.F. I'm optimistic. Defense spending appears to be on the upswing for the next several years. President Bush and members of his administration have said the government hasn't spent enough money in recent years to maintain its leading global military presence. An increase in government spending should boost the fundamentals of defense contractor stocks, and could possibly add further upside to the fund's holdings. We've recently begun to see incremental growth in many of these companies, and merger-related issues from past years have dissipated. With that positive backdrop, I will be watching to see which new and existing defense programs will be funded going forward, and which could be dropped. Elsewhere, the direction of the economy will play an important role among aerospace stocks because the future earnings growth of plane manufacturers, such as Boeing, is tied into order rates from the airline companies. If the current economic slowdown is prolonged, it could alter the demand for airline travel and reduce orders for commercial jets - a scenario that could hinder performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based upon market or other conditions. For more information, see page A-3.

Fund Facts

Start date: May 8, 1984

Fund number: 067

Trading symbol: FSDAX

Size: as of February 28, 2001, more than $78 million

Manager: Matthew Fruhan, since January 2001; manager, Fidelity Select Air Transportation, since January 2001; Fidelity Select Food and Agriculture Portfolio, 1999-2001; analyst, various industries, 1995-1998; joined Fidelity in 1995

3

Annual Report

Defense and Aerospace Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 59.7%
Aeroflex, Inc. (a)	53,300	$ 712,888
Alliant Techsystems, Inc. (a)	74,680	6,329,127
BAE Systems PLC	69,700	296,076
BE Aerospace, Inc. (a)	9,400	210,913
BFGoodrich Co.	115,200	4,658,688
Boeing Co.	57,800	3,595,160
Doncasters PLC sponsored ADR (a)	8,700	191,400
General Dynamics Corp.	68,800	4,690,784
Ladish Co., Inc. (a)	63,300	783,338
Litton Industries, Inc. (a)	35,300	2,797,525
Lockheed Martin Corp.	138,400	5,184,464
Mercury Computer Systems, Inc. (a)	14,600	554,800
Newport News Shipbuilding, Inc.	69,000	3,770,850
Northrop Grumman Corp.	47,500	4,462,625
Precision Castparts Corp.	21,200	817,260
Raytheon Co. Class A	103,552	3,413,074
United Technologies Corp.	54,700	4,261,677
TOTAL AEROSPACE & DEFENSE		46,730,649
COMMUNICATIONS EQUIPMENT - 9.1%
Adaptive Broadband Corp. (a)	36,800	75,900
Anaren Microwave, Inc. (a)	26,800	479,050
Harris Corp.	70,200	1,762,722
L-3 Communications Holdings, Inc. (a)	26,300	2,156,074
Loral Space & Communications Ltd. (a)	252,100	935,291
P-Com, Inc. (a)	15,900	32,794
Powerwave Technologies, Inc. (a)	70,900	1,108,920
REMEC, Inc. (a)	30,950	268,878
ViaSat, Inc. (a)	22,400	299,600
TOTAL COMMUNICATIONS EQUIPMENT		7,119,229
COMPUTERS & PERIPHERALS - 0.2%
SBS Technologies, Inc. (a)	7,700	169,400
ELECTRICAL EQUIPMENT - 5.0%
Rockwell International Corp.	85,050	3,908,898
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
Trimble Navigation Ltd. (a)	21,800	382,863
FOOD PRODUCTS - 0.2%
Dreyer's Grand Ice Cream, Inc.	5,800	174,363
INDUSTRIAL CONGLOMERATES - 3.8%
General Electric Co.	15,200	706,800
Teleflex, Inc.	39,700	1,705,115
Tyco International Ltd.	10,780	589,127
TOTAL INDUSTRIAL CONGLOMERATES		3,001,042
IT CONSULTING & SERVICES - 2.0%
Titan Corp. (a)	63,000	1,556,100

	Shares	Value (Note 1)
MEDIA - 6.1%
EchoStar Communications Corp. Class A (a)	64,100	$ 1,674,613
General Motors Corp. Class H	134,900	3,058,183
TOTAL MEDIA		4,732,796
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
Celeritek, Inc. (a)	11,000	155,375
WIRELESS TELECOMMUNICATION SERVICES - 4.5%
Globalstar Telecommunications Ltd. (a)	47,900	31,434
PanAmSat Corp. (a)	92,000	3,519,000
TOTAL WIRELESS TELECOMMUNICATION SERVICES		3,550,434
TOTAL COMMON STOCKS (Cost $67,288,005)		71,481,149
Cash Equivalents - 10.9%

Fidelity Cash Central Fund, 5.61% (b)	6,460,841	6,460,841
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	2,040,000	2,040,000
TOTAL CASH EQUIVALENTS (Cost $8,500,841)		8,500,841
TOTAL INVESTMENT PORTFOLIO -102.2% (Cost $75,788,846)		79,981,990
NET OTHER ASSETS - (2.2)%		(1,712,482)
NET ASSETS - 100%		$ 78,269,508
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $88,109,279 and $42,750,145, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,499 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $76,009,683. Net unrealized appreciation aggregated $3,972,307, of which $10,764,952 related to appreciated investment securities and $6,792,645 related to depreciated investment securities.

The fund hereby designates approximately $1,239,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 51% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio
Financial Statements

Statement of Assets and Liabilities

February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $1,586,736) (cost $75,788,846) - See accompanying schedule		$ 79,981,990
Receivable for fund shares sold		649,079
Dividends receivable		46,423
Interest receivable		30,033
Redemption fees receivable		231
Other receivables		9,299
Total assets		80,717,055
Liabilities
Payable for fund shares redeemed	$ 329,369
Accrued management fee	34,966
Other payables and accrued expenses	43,212
Collateral on securities loaned, at value	2,040,000
Total liabilities		2,447,547
Net Assets		$ 78,269,508
Net Assets consist of:
Paid in capital		$ 72,683,632
Undistributed net investment income		5,004
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,387,728
Net unrealized appreciation (depreciation) on investments		4,193,144
Net Assets, for 1,827,327 shares outstanding		$ 78,269,508
Net Asset Value and redemption price per share ($78,269,508 ÷ 1,827,327 shares)		$42.83
Maximum offering price per share (100/97.00 of $42.83)		$44.15

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 351,518
Interest		186,493
Security lending		44,557
Total income		582,568
Expenses
Management fee	$ 215,777
Transfer agent fees	233,597
Accounting and security lending fees	60,510
Non-interested trustees' compensation	117
Custodian fees and expenses	12,952
Registration fees	28,556
Audit	12,438
Legal	118
Miscellaneous	97
Total expenses before reductions	564,162
Expense reductions	(11,999)	552,163
Net investment income		30,405
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,960,828
Foreign currency transactions	(2,192)	2,958,636
Change in net unrealized appreciation (depreciation) on investment securities		3,285,134
Net gain (loss)		6,243,770
Net increase (decrease) in net assets resulting from operations		$ 6,274,175
Other Information Sales charges paid to FDC		$ 401,925
Deferred sales charges withheld by FDC		$ 330
Exchange fees withheld by FSC		$ 2,040
Expense reductions
Directed brokerage arrangements		$ 11,995
Transfer agent credits		4
		$ 11,999

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ 30,405	$ (145,579)
Net realized gain (loss)	2,958,636	2,474,558
Change in net unrealized appreciation (depreciation)	3,285,134	(1,520,748)
Net increase (decrease) in net assets resulting from operations	6,274,175	808,231
Distributions to shareholders From net investment income	(23,210)	-
From net realized gain	(1,761,557)	(436,796)
Total distributions	(1,784,767)	(436,796)
Share transactions Net proceeds from sales of shares	87,449,230	56,172,571
Reinvestment of distributions	1,724,061	420,257
Cost of shares redeemed	(36,869,375)	(64,155,432)
Net increase (decrease) in net assets resulting from share transactions	52,303,916	(7,562,604)
Redemption fees	70,663	99,858
Total increase (decrease) in net assets	56,863,987	(7,091,311)
Net Assets
Beginning of period	21,405,521	28,496,832
End of period (including undistributed net investment income of $5,004 and $0, respectively)	$ 78,269,508	$ 21,405,521
Other Information Shares
Sold	2,070,184	1,490,942
Issued in reinvestment of distributions	43,072	12,111
Redeemed	(908,882)	(1,721,904)
Net increase (decrease)	1,204,374	(218,851)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 34.36	$ 33.85	$ 37.57	$ 28.94	$ 26.97
Income from Investment Operations
Net investment income (loss) C	.03	(.15)	(.19)	(.29)	(.11)
Net realized and unrealized gain (loss)	10.19	1.14	(3.61)	11.84	4.18
Total from investment operations	10.22	.99	(3.80)	11.55	4.07
Less Distributions
From net investment income	(.02)	-	-	-	-
From net realized gain	(1.81)	(.59)	-	(3.04)	(2.17)
Total distributions	(1.83)	(.59)	-	(3.04)	(2.17)
Redemption fees added to paid in capital	.08	.11	.08	.12	.07
Net asset value, end of period	$ 42.83	$ 34.36	$ 33.85	$ 37.57	$ 28.94
Total Return A, B	30.45%	3.24%	(9.90)%	42.68%	15.87%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 78,270	$ 21,406	$ 28,497	$ 101,805	$ 68,803
Ratio of expenses to average net assets	1.52%	1.61%	1.48%	1.77%	1.84%
Ratio of expenses to average net assets after expense reductions	1.49% D	1.59% D	1.42% D	1.71% D	1.81% D
Ratio of net investment income (loss) to average net assets	.08%	(.42)%	(.53)%	(.85)%	(.39)%
Portfolio turnover rate	119%	146%	221%	311%	219%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. EFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Environmental Services Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Environmental Services	35.63%	5.01%	13.88%
Select Environmental Services (load adj.)	31.56%	1.86%	10.47%
S&P 500	-8.20%	109.18%	320.75%
GS Cyclical Industries	15.55%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Environmental Services	35.63%	0.98%	1.31%
Select Environmental Services (load adj.)	31.56%	0.37%	1.00%
S&P 500	-8.20%	15.91%	15.45%
GS Cyclical Industries	15.55%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Services Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $11,047 - a 10.47% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Thermo Electron Corp.	9.5
Waste Connections, Inc.	7.1
Republic Services, Inc.	6.5
Ecolab, Inc.	6.3
Millipore Corp.	6.0
Waste Management, Inc.	5.8
Vivendi Environment	5.6
Pall Corp.	4.8
Ogden Corp.	4.6
Allied Waste Industries, Inc.	4.5
60.7
Top Industries as of February 28, 2001
% of fund's net assets
Commercial Services & Supplies	44.2%
Machinery	13.9%
Electrical Equipment	10.5%
Electronic Equipment & Instruments	6.0%
Multi-Utilities	5.6%
All Others*	19.8%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Environmental Services Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Ian Gutterman,
Portfolio Manager
of Fidelity Select Environmental Services Portfolio

Q. How did the fund perform, Ian?

A. It did well. For the 12-month period that ended February 28, 2001, the fund returned 35.63%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 233 stocks designed to measure the performance of companies in the cyclical industries sector - returned 15.55%. During the same period, the Standard & Poor's 500 Index returned -8.20%.

Q. What factors helped the fund outperform the Goldman Sachs index during the past year?

A. Overweighting pollution control stocks that performed quite well, particularly in the solid waste industry, fueled the bulk of the fund's relative performance. In the electronic instruments area, the fund got a nice performance jolt from Thermo Electron, which returned 79% during the period and was the fund's largest position at nearly 10% of net assets. Favorable stock selection within the environmental services, water and electric utility industries also enhanced relative performance. Additionally, being relatively underexposed to some poor-performing stocks, such as Safety-Kleen and IMCO Recycling, was beneficial. I sold off our exposure to both these stocks during the period.

Q. What drove the exceptional performance of Thermo Electron?

A. More investors began to appreciate the company's reorganization plan that was put in place more than a year ago. It involved selling off the company's interests in a group of smaller, non-core businesses to focus on making analytical instruments. Thermo Electron also brought in a new chief operating officer from outside the company who had a good reputation and promised to improve profit margins. Some of that promise began to bear fruit during the period. The company either met or beat its quarterly earnings estimates. Its revenue growth was faster than projections, and product innovations were well received.

Q. What was your strategy among solid waste companies, which made up roughly a third of the fund's net assets?

A. Overall, solid waste stocks did very well as a group. For the majority of 2000, the performance of these stocks had an inverse correlation with the performance of the NASDAQ, which experienced one of its worst years in history. I believe the inverse relationship existed because investors began to better appreciate high-quality companies with solid earnings growth. To that end, stocks of solid waste companies, many of which were undervalued and underappreciated, generally fit the bill. Based on their strong fundamentals, the majority of these companies met or exceeded earnings expectations. Looking back, I made some good decisions and some bad ones. Overweighting some strong-performing solid waste stocks, such as Waste Connections and Republic Services, provided a big lift to the fund's overall performance. However, it would have been even more beneficial to increase the fund's exposure to these stocks, particularly such top performers as Allied Waste Industries and Waste Management. At the same time, I made the right call by eliminating our exposure to Casella Waste and Waste Industries, both of which significantly underperformed the rest of the group.

Q. How did the fund's water-related stocks perform?

A. Pretty well. Global water services company Azurix had a very volatile period. The company badly missed quarterly earnings expectations midstream, which sent the stock sharply lower. However, the company was later acquired by Enron at a 32% premium to its stock price and Azurix turned out to be a top contributor to performance. Another water services company, Insituform Technologies, did quite well as its proprietary product for sewer repair gained market share.

Q. What stocks were disappointments?

A. Management consulting and engineering services firm Tetra Tech, with about a third of its business in network development services for the telecommunications industry, was hurt by overall weakness in the telecom sector. Slowing growth in the technology sector and weakening demand for microelectronics hurt Millipore, which makes products and applications for the purification of liquids and gases.

Q. What's your outlook?

A. I'm cautiously optimistic about environmental services stocks because I believe they are less economically sensitive than others in the fund's broader benchmark. If the economy continues to slow, businesses still are going to need garbage removal. The services that water companies offer still will be utilized at a similar rate. Similarly, machinery and instruments that control pollution are less likely than other industries to be negatively affected by an economic slowdown.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 29, 1989

Fund number: 516

Trading symbol: FSLEX

Size: as of February 28, 2001, more than $24 million

Manager: Ian Gutterman, since 1999; manager, Fidelity Select Transportation Portfolio, since 2000; analyst, air freight and waste industries, since 1999; joined Fidelity in 1999

3

Annual Report

Environmental Services Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 4.0%
Insituform Technologies, Inc. Class A (a)	29,400	$ 992,250
COMMERCIAL SERVICES & SUPPLIES - 44.2%
Allied Waste Industries, Inc. (a)	69,160	1,116,934
Catalytica Energy Systems, Inc.	16,800	273,000
Ecolab, Inc.	37,100	1,556,345
Ionics, Inc. (a)	15,900	411,174
Ogden Corp. (a)	70,100	1,137,723
Republic Services, Inc. (a)	95,600	1,590,784
Stericycle, Inc. (a)	23,400	918,450
Tetra Tech, Inc. (a)	41,137	712,184
Waste Connections, Inc. (a)	52,400	1,752,125
Waste Management, Inc.	55,893	1,418,005
TOTAL COMMERCIAL SERVICES & SUPPLIES		10,886,724
ELECTRICAL EQUIPMENT - 10.5%
Asyst Technologies, Inc. (a)	17,900	240,531
Thermo Electron Corp. (a)	84,250	2,350,576
TOTAL ELECTRICAL EQUIPMENT		2,591,107
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.0%
Millipore Corp.	28,300	1,485,750
ENERGY EQUIPMENT & SERVICES - 3.7%
Newpark Resources, Inc. (a)	115,200	915,840
FOOD & DRUG RETAILING - 2.1%
Whole Foods Market, Inc. (a)	12,200	526,125
FOOD PRODUCTS - 0.0%
Hain Celestial Group, Inc. (a)	100	3,100
INDUSTRIAL CONGLOMERATES - 0.8%
General Electric Co.	4,200	195,300
MACHINERY - 13.9%
CUNO, Inc. (a)	23,700	625,088
Donaldson Co., Inc.	37,400	995,214
Pall Corp.	51,300	1,173,231
Thermo Fibertek, Inc. (a)	161,900	633,029
TOTAL MACHINERY		3,426,562
MULTI-UTILITIES - 5.6%
Vivendi Environment (a)	32,400	1,376,085
WATER UTILITIES - 1.5%
Azurix Corp. (a)	44,000	367,840
TOTAL COMMON STOCKS (Cost $24,105,716)		22,766,683
Cash Equivalents - 12.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.61% (b)	1,875,149	$ 1,875,149
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	1,188,000	1,188,000
TOTAL CASH EQUIVALENTS (Cost $3,063,149)		3,063,149
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $27,168,865)		25,829,832
NET OTHER ASSETS - (4.7)%		(1,161,956)
NET ASSETS - 100%		$ 24,667,876
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $32,724,695 and $31,829,028, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,778 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $28,337,477. Net unrealized depreciation aggregated $2,507,645, of which $1,491,418 related to appreciated investment securities and $3,999,063 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environmental Services Portfolio
Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $1,141,894) (cost $27,168,865) - See accompanying schedule		$ 25,829,832
Foreign currency held at value (cost $59,522)		59,935
Receivable for investments sold		30,973
Receivable for fund shares sold		136,918
Dividends receivable		5,918
Interest receivable		7,776
Redemption fees receivable		104
Other receivables		40,640
Total assets		26,112,096
Liabilities
Payable for investments purchased	$ 59,935
Payable for fund shares redeemed	157,423
Accrued management fee	11,477
Other payables and accrued expenses	27,385
Collateral on securities loaned, at value	1,188,000
Total liabilities		1,444,220
Net Assets		$ 24,667,876
Net Assets consist of:
Paid in capital		$ 27,141,984
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,134,323)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,339,785)
Net Assets, for 1,900,051 shares outstanding		$ 24,667,876
Net Asset Value and redemption price per share ($24,667,876 ÷ 1,900,051 shares)		$12.98
Maximum offering price per share (100/97.00 of $12.98)		$13.38

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 50,764
Interest		91,471
Security lending		924
Total income		143,159
Expenses
Management fee	$ 116,782
Transfer agent fees	169,266
Accounting and security lending fees	60,421
Non-interested trustees' compensation	229
Custodian fees and expenses	11,886
Registration fees	17,872
Audit	11,918
Legal	580
Miscellaneous	72
Total expenses before reductions	389,026
Expense reductions	(9,768)	379,258
Net investment income (loss)		(236,099)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	568,695
Foreign currency transactions	(2,148)	566,547
Change in net unrealized appreciation (depreciation) on:
Investment securities	5,101,348
Assets and liabilities in foreign currencies	(752)	5,100,596
Net gain (loss)		5,667,143
Net increase (decrease) in net assets resulting from operations		$ 5,431,044
Other Information Sales charges paid to FDC		$ 95,458
Deferred sales charges withheld by FDC		$ 2,125
Exchange fees withheld by FSC		$ 1,890
Expense reductions
Directed brokerage arrangements		$ 9,691
Custodian credits		77
		$ 9,768

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environmental Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (236,099)	$ (281,563)
Net realized gain (loss)	566,547	(576,637)
Change in net unrealized appreciation (depreciation)	5,100,596	(3,731,086)
Net increase (decrease) in net assets resulting from operations	5,431,044	(4,589,286)
Distributions to shareholders in excess of net realized gain	-	(11,275)
Share transactions Net proceeds from sales of shares	31,581,661	36,121,444
Reinvestment of distributions	-	10,778
Cost of shares redeemed	(29,957,066)	(29,576,762)
Net increase (decrease) in net assets resulting from share transactions	1,624,595	6,555,460
Redemption fees	59,098	64,679
Total increase (decrease) in net assets	7,114,737	2,019,578
Net Assets
Beginning of period	17,553,139	15,533,561
End of period	$ 24,667,876	$ 17,553,139
Other Information Shares
Sold	2,683,949	2,977,437
Issued in reinvestment of distributions	-	885
Redeemed	(2,617,912)	(2,361,044)
Net increase (decrease)	66,037	617,278

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.57	$ 12.77	$ 16.46	$ 14.50	$ 12.42
Income from Investment Operations
Net investment income (loss) C	(.13)	(.21)	(.18)	(.13)	(.08)
Net realized and unrealized gain (loss)	3.51	(3.03)	(3.50)	2.07	2.04
Total from investment operations	3.38	(3.24)	(3.68)	1.94	1.96
Less distributions in excess of net realized gain	-	(.01)	(.03)	-	(.02)
Redemption fees added to paid in capital	.03	.05	.02	.02	.14
Net asset value, end of period	$ 12.98	$ 9.57	$ 12.77	$ 16.46	$ 14.50
Total Return A, B	35.63%	(25.00)%	(22.23)%	13.52%	16.93%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 24,668	$ 17,553	$ 15,534	$ 25,183	$ 32,525
Ratio of expenses to average net assets	1.92%	2.47%	2.20%	2.23%	2.18%
Ratio of expenses to average net assets after expense reductions	1.88% D	2.39% D	2.16% D	2.22% D	2.11% D
Ratio of net investment income (loss) to average net assets	(1.17)%	(1.76)%	(1.23)%	(.84)%	(.59)%
Portfolio turnover rate	168%	206%	123%	59%	252%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Equipment Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	-7.69%	64.95%	298.47%
Select Industrial Equipment (load adj.)	-10.46%	60.01%	286.51%
S&P 500	-8.20%	109.18%	320.75%
GS Cyclical Industries	15.55%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	-7.69%	10.53%	14.83%
Select Industrial Equipment (load adj.)	-10.46%	9.86%	14.48%
S&P 500	-8.20%	15.91%	15.45%
GS Cyclical Industries	15.55%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $38,651 - a 286.51% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Emerson Electric Co.	9.4
Illinois Tool Works, Inc.	7.1
Caterpillar, Inc.	6.4
Ingersoll-Rand Co.	5.4
Tyco International Ltd.	4.4
Applied Materials, Inc.	4.1
General Electric Co.	4.0
Weatherford International, Inc.	3.5
Millipore Corp.	3.4
Honeywell International, Inc.	3.0
50.7
Top Industries as of February 28, 2001
% of fund's net assets
Machinery	28.5%
Electrical Equipment	12.5%
Semiconductor Equipment & Products	10.4%
Energy Equipment & Services	9.4%
Industrial Conglomerates	9.3%
All Others *	29.9%
* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Industrial Equipment Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Praveen Abichandani, Portfolio Manager of Fidelity Select Industrial Equipment Portfolio

Q. How did the fund perform, Praveen?

A. For the 12 months that ended February 28, 2001, the fund returned -7.69%. During the same period, the Goldman Sachs Cyclical Industries Index - an index of 233 stocks designed to measure the performance of companies in the cyclical industries sector - returned 15.55%, while the Standard & Poor's 500 Index returned -8.20%.

Q. What factors most influenced performance?

A. It was a tough market for investing overall, as reflected by the performance of the S&P 500. Investing in industrial stocks was even more difficult. The Standard & Poor's Industrials Index fell by more than 16% during the year. While the fund's performance trailed that of the Goldman Sachs Cyclical Industries Index, that benchmark includes stocks in the transportation, commodities and chemicals industries in which the fund does not invest. For much of the period, investors were worried about the possibility of a recession in the North American economy. For all intents and purposes, heavy industrial machinery manufacturers were in recession. The economic slowdown hit technology stocks the hardest, as evidenced by the performance of the NASDAQ Composite Index, which saw big declines in valuations. Investors turned away from a philosophy of "growth at any price."

Q. What were your principal strategies during the period?

A. I was careful to consider the risk/reward trade-offs and I tried to own stocks with reasonable valuations. I overweighted machinery companies such as Emerson Electric, Illinois Tool Works and Ingersoll-Rand because I believed their stock prices already had fallen to reflect a very weak North American economy. As we approach the bottom of the North American economic cycle, these types of stocks may start to perform well. I also emphasized oil services equipment stocks such as Weatherford International, Baker Hughes and Halliburton to take advantage of the increased investment in energy exploration and production. In addition, I looked for opportunities in aerospace and defense by investing both in machinery companies that serve the industry, such as Parker-Hannifin and Rockwell, and in direct defense industry companies such as Alliant TechSystems and General Dynamics. At the same time, I underweighted office equipment and alternative energy stocks. Investment in office equipment was declining and I believed alternative energy stocks had reached unreasonably high valuations.

Q. What were some of the investments that helped fund performance?

A. Emerson Electric and Tyco International, two diversified industrial companies, had reasonable stock valuations and performed well during the period. Emerson also was helped by accelerated revenue growth. Illinois Tool Works, a well-managed machinery company, performed very well. Its stock valuation was well below the average of the overall stock market. Weatherford International, an energy equipment company, was another strong contributor to performance.

Q. What were some of the disappointing investments?

A. Applied Materials, KLA-Tencor and Teradyne, three companies that manufacture capital equipment for the semiconductor industry, performed poorly as they were pulled down by the general slump in technology stocks. However, I continued to like these stocks and they have held up better than technology stocks in general. All three of these companies have experienced management teams and have proven they can generate impressive earnings. Based on previous cycles, and because they are regarded as early cyclicals, semiconductor capital equipment stocks may be among the first technology stocks to recover.

Q. What's your outlook?

A. I believe the portfolio is well-positioned for a positive turn in the business cycle in North America. While oil services equipment stocks already have performed well, I believe they still have opportunities in an expanding economy. Semiconductor equipment stocks tend to perform well early in cycles of economic expansion, and their recent stock prices look very attractive when their potential rewards are weighed against the risks they pose. However, I will continue to de-emphasize office equipment stocks, as I do not expect demand to increase substantially in the near term.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 29, 1986

Fund number: 510

Trading symbol: FSCGX

Size: as of February 28, 2001, more than $21 million

Manager: Praveen Abichandani, since 2000; equity analyst, cable services and equipment, since 1998; joined Fidelity in 1998

3

Annual Report

Industrial Equipment Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 5.4%
Alliant Techsystems, Inc. (a)	4,000	$ 339,000
General Dynamics Corp.	2,400	163,632
Honeywell International, Inc.	14,025	655,108
TOTAL AEROSPACE & DEFENSE		1,157,740
AUTO COMPONENTS - 0.7%
Snap-On, Inc.	5,000	141,500
BUILDING PRODUCTS - 2.8%
American Standard Companies, Inc. (a)	6,200	351,106
Trex Co., Inc. (a)	1	26
York International Corp.	7,500	240,000
TOTAL BUILDING PRODUCTS		591,132
COMMERCIAL SERVICES & SUPPLIES - 2.8%
Pitney Bowes, Inc.	16,600	565,230
Ritchie Brothers Auctioneers, Inc. (a)	1,500	36,300
TOTAL COMMERCIAL SERVICES & SUPPLIES		601,530
COMMUNICATIONS EQUIPMENT - 0.8%
Corning, Inc.	6,400	173,440
COMPUTERS & PERIPHERALS - 0.5%
NEC Corp. ADR	800	64,800
Sun Microsystems, Inc. (a)	1,800	35,775
TOTAL COMPUTERS & PERIPHERALS		100,575
ELECTRICAL EQUIPMENT - 12.5%
Emerson Electric Co.	30,100	2,013,688
Hubbell, Inc. Class B	200	5,590
Power-One, Inc. (a)	6,000	106,500
Rockwell International Corp.	7,400	340,104
SPX Corp. (a)	2,150	208,550
TOTAL ELECTRICAL EQUIPMENT		2,674,432
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.1%
Millipore Corp.	13,700	719,250
PerkinElmer, Inc.	6,450	472,269
Teledyne Technologies, Inc. (a)	8,000	104,480
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,295,999
ENERGY EQUIPMENT & SERVICES - 9.4%
Baker Hughes, Inc.	4,100	160,720
Carbo Ceramics, Inc.	3,000	117,000
Grant Prideco, Inc. (a)	15,200	277,704
Halliburton Co.	11,800	469,876

	Shares	Value (Note 1)
Smith International, Inc. (a)	3,400	$ 257,040
Weatherford International, Inc.	14,200	738,826
TOTAL ENERGY EQUIPMENT & SERVICES		2,021,166
INDUSTRIAL CONGLOMERATES - 9.3%
General Electric Co.	18,650	867,225
Textron, Inc.	3,700	196,026
Tyco International Ltd.	17,100	934,515
TOTAL INDUSTRIAL CONGLOMERATES		1,997,766
INTERNET & CATALOG RETAIL - 0.0%
Stamps.com, Inc. (a)	1,800	5,344
IT CONSULTING & SERVICES - 1.0%
Check Point Software Technologies Ltd. (a)	3,500	224,438
MACHINERY - 28.5%
AGCO Corp.	3,600	42,480
Caterpillar, Inc.	33,200	1,381,120
CNH Global NV	19,800	162,360
Deere & Co.	13,300	541,310
Dover Corp.	16,300	625,268
Illinois Tool Works, Inc.	25,100	1,519,805
Ingersoll-Rand Co.	26,600	1,153,110
Kennametal, Inc.	21	654
Pall Corp.	1,800	41,166
Parker-Hannifin Corp.	14,700	632,541
TOTAL MACHINERY		6,099,814
OFFICE ELECTRONICS - 0.3%
Xerox Corp.	10,000	60,400
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 10.4%
Altera Corp. (a)	5,000	115,625
Applied Materials, Inc. (a)	20,600	870,350
KLA-Tencor Corp. (a)	13,700	489,775
LAM Research Corp. (a)	14,785	317,878
Linear Technology Corp.	2,500	99,063
Novellus Systems, Inc. (a)	6,000	231,750
Teradyne, Inc. (a)	3,300	103,059
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		2,227,500
SOFTWARE - 1.1%
Adobe Systems, Inc.	4,000	116,250
Computer Associates International, Inc.	3,500	109,165
TOTAL SOFTWARE		225,415
Common Stocks - continued
	Shares	Value (Note 1)
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Fastenal Co.	1,700	$ 102,000
W.W. Grainger, Inc.	300	10,503
TOTAL TRADING COMPANIES & DISTRIBUTORS		112,503
TOTAL COMMON STOCKS (Cost $17,115,206)		19,710,694
Cash Equivalents - 7.9%

Fidelity Cash Central Fund, 5.61% (b) (Cost $1,688,516)	1,688,516	1,688,516
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $18,803,722)		21,399,210
NET OTHER ASSETS - (0.0)%		(6,818)
NET ASSETS - 100%		$ 21,392,392
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,374,163 and $15,714,466, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $568 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $18,867,859. Net unrealized appreciation aggregated $2,531,351, of which $4,653,306 related to appreciated investment securities and $2,121,955 related to depreciated investment securities.

The fund hereby designates approximately $2,570,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $583,000 of losses recognized during the period November 1, 2000 to February 28, 2001.
The fund designates 60% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (cost $18,803,722) - See accompanying schedule		$ 21,399,210
Cash		18,949
Receivable for investments sold		122,877
Receivable for fund shares sold		11,610
Dividends receivable		34,019
Interest receivable		8,825
Redemption fees receivable		147
Total assets		21,595,637
Liabilities
Payable for investments purchased	$ 127,145
Payable for fund shares redeemed	44,799
Accrued management fee	10,830
Other payables and accrued expenses	20,471
Total liabilities		203,245
Net Assets		$ 21,392,392
Net Assets consist of:
Paid in capital		$ 18,772,220
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,684
Net unrealized appreciation (depreciation) on investments		2,595,488
Net Assets, for 986,341 shares outstanding		$ 21,392,392
Net Asset Value and redemption price per share ($21,392,392 ÷ 986,341 shares)		$21.69
Maximum offering price per share (100/97.00 of $21.69)		$22.36

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 285,147
Interest		66,738
Security lending		692
Total income		352,577
Expenses
Management fee	$ 142,809
Transfer agent fees	124,237
Accounting and security lending fees	60,469
Non-interested trustees' compensation	86
Custodian fees and expenses	8,588
Registration fees	20,060
Audit	11,979
Legal	182
Miscellaneous	97
Total expenses before reductions	368,507
Expense reductions	(1,136)	367,371
Net investment income (loss)		(14,794)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,109,396
Foreign currency transactions	438	2,109,834
Change in net unrealized appreciation (depreciation) on investment securities		(4,167,513)
Net gain (loss)		(2,057,679)
Net increase (decrease) in net assets resulting from operations		$ (2,072,473)
Other Information Sales charges paid to FDC		$ 29,399
Deferred sales charges withheld by FDC		$ 302
Exchange fees withheld by FSC		$ 1,155
Expense reductions
Directed brokerage arrangements		$ 1,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (14,794)	$ 21,840
Net realized gain (loss)	2,109,834	4,990,892
Change in net unrealized appreciation (depreciation)	(4,167,513)	629,706
Net increase (decrease) in net assets resulting from operations	(2,072,473)	5,642,438
Distributions to shareholders From net investment income	-	(10,963)
From net realized gain	(2,364,619)	(3,692,055)
Total distributions	(2,364,619)	(3,703,018)
Share transactions Net proceeds from sales of shares	14,423,491	27,153,867
Reinvestment of distributions	2,248,212	3,534,052
Cost of shares redeemed	(16,985,828)	(38,134,454)
Net increase (decrease) in net assets resulting from share transactions	(314,125)	(7,446,535)
Redemption fees	26,465	51,097
Total increase (decrease) in net assets	(4,724,752)	(5,456,018)
Net Assets
Beginning of period	26,117,144	31,573,162
End of period (including undistributed net investment income of $0 and $11,392, respectively)	$ 21,392,392	$ 26,117,144
Other Information Shares
Sold	560,582	949,014
Issued in reinvestment of distributions	101,485	142,239
Redeemed	(665,730)	(1,352,644)
Net increase (decrease)	(3,663)	(261,391)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.38	$ 25.23	$ 25.91	$ 25.51	$ 25.11
Income from Investment Operations
Net investment income (loss) C	(.02)	.02	(.04)	(.08)	.06
Net realized and unrealized gain (loss)	(2.03)	4.44	.25	5.73	4.15
Total from investment operations	(2.05)	4.46	.21	5.65	4.21
Less Distributions
From net investment income	-	(.01)	-	(.02)	(.04)
From net realized gain	(2.67)	(3.34)	(.92)	(5.26)	(3.84)
Total distributions	(2.67)	(3.35)	(.92)	(5.28)	(3.88)
Redemption fees added to paid in capital	.03	.04	.03	.03	.07
Net asset value, end of period	$ 21.69	$ 26.38	$ 25.23	$ 25.91	$ 25.51
Total Return A, B	(7.69)%	18.98%	1.00%	25.76%	18.25%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 21,392	$ 26,117	$ 31,573	$ 50,428	$ 102,882
Ratio of expenses to average net assets	1.48%	1.43%	1.43%	1.67%	1.51%
Ratio of expenses to average net assets after expense reductions	1.48%	1.41% D	1.41% D	1.60% D	1.44% D
Ratio of net investment income (loss) to average net assets	(.06)%	.06%	(.16)%	(.32)%	.25%
Portfolio turnover rate	48%	119%	84%	115%	261%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. EFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Materials Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	18.28%	11.77%	140.62%
Select Industrial Materials (load adj.)	14.73%	8.41%	133.40%
S&P 500	-8.20%	109.18%	320.75%
GS Cyclical Industries	15.55%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	18.28%	2.25%	9.18%
Select Industrial Materials (load adj.)	14.73%	1.63%	8.85%
S&P 500	-8.20%	15.91%	15.45%
GS Cyclical Industries	15.55%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $23,340 - a 133.40% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Alcoa, Inc.	7.0
Minnesota Mining & Manufacturing Co.	5.4
Dow Chemical Co.	4.9
E.I. du Pont de Nemours and Co.	4.7
Alcan Aluminium Ltd.	4.2
International Paper Co.	3.6
Union Pacific Corp.	3.1
Burlington Northern Santa Fe Corp.	2.7
Phelps Dodge Corp.	2.4
PPG Industries, Inc.	2.3
40.3
Top Industries as of February 28, 2001
% of fund's net assets
Metals & Mining	23.6%
Chemicals	21.1%
Road & Rail	12.5%
Paper & Forest Products	12.0%
Industrial Conglomerates	5.7%
All Others*	25.1%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Industrial Materials Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Mark Schmehl became Portfolio Manager of Fidelity Select Industrial Materials Portfolio on December 31, 2000.

Q. How did the fund perform, Mark?

A. It was a good period for cyclical stocks and for the fund. For the 12 months that ended February 28, 2001, the fund returned 18.28%, beating the 15.55% mark posted by the Goldman Sachs Cyclical Industries Index - an index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. In addition, the fund finished well ahead of the -8.20% return recorded by the Standard & Poor's 500 Index during the same period.

Q. Why did the fund outperform the indexes during the period?

A. Industrial materials stocks had a number of things going for them. They were relatively inexpensive after being ignored during the big run-up in technology and telecommunications. When tech and telecom stocks began to falter and the economy started to slow, investors were attracted to the reasonable valuations in industrial metals, chemicals, paper and other groups in the sector. Moreover, industrial materials stocks are very dependent on the overall economy, and investors bought them in anticipation of a recovery from the current slowdown. Although there is some overlap with the Goldman Sachs index, the fund invests primarily in "deep cyclicals," meaning those stocks that have the strongest dependence on overall economic activity. Deep cyclicals were cheaper and more responsive to the possibility of a rebounding economy than other cyclical stocks in the index. Relative to the S&P 500, the fund benefited from its lack of technology and telecommunications investments, which dropped sharply as their earnings outlooks deteriorated.

Q. You're new to the fund, Mark. What is your management style?

A. I prefer to concentrate on picking good stocks rather than overweighting or underweighting certain groups within the sector. The quality of management is extremely important to me. I look for business models that make sense, the ability to execute those models and a shareholder-friendly attitude. Favorable supply and demand fundamentals also are important, as are reasonable valuations.

Q. What stocks performed well during the period?

A. Minnesota Mining & Manufacturing (3M) was one of the fund's best performers. After languishing for most of the period, the stock perked up after the company appointed a highly regarded CEO from the General Electric management ranks. Investors were hopeful that he can implement the GE philosophy on cost containment at 3M. Another strong performer was Canadian Pacific, a well-managed company with business lines in railways, coal mining, oil and gas exploration, the hotel industry and container shipping. The stock, reasonably priced to begin with, received a boost from the announced plans to split the company into its component parts, prompting a closer look at the value of those parts and the company as a whole. In the industrial metals segment, aluminum stock Alcoa advanced due to the favorable outlook for aluminum prices created by shrinking supplies, as some smelters shut down operations because of high power costs.

Q. What holdings detracted from performance?

A. Chemical stocks DuPont and Rohm & Haas were two of the biggest detractors. Energy prices were high during the period, especially natural gas. Energy constitutes a significant cost for chemical companies and thus took an even greater bite than usual out of profits during the period. Another detractor, Crown Cork & Seal, was sidetracked by asbestos lawsuits.

Q. What's your outlook, Mark?

A. Accelerating economic growth typically helps cyclical stocks, so the fund could benefit when the economy begins to recover from its current malaise. The Federal Reserve Board has been aggressive about lowering interest rates, which could help get the economy back on track later in the year. The metals and paper industries have particularly favorable supply and demand characteristics right now, and I would look for them to do well in an economic upturn. Transportation stocks also tend to do well when economic growth is accelerating. A stronger euro late in the period helped chemical companies, which derive a large percentage of their revenues from euro-based economies. However, chemical stocks could struggle as long as energy prices are high. Finally, most stocks in the sector are reasonably priced, providing favorable comparisons with stocks in a number of other sectors that are still relatively expensive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 29, 1986

Fund number: 509

Trading symbol: FSDPX

Size: as of February 28, 2001, more than
$31 million

Manager: Mark Schmehl, since December 2000; analyst, metals & mining and steel companies, since 2000; utilities companies, 1999-2000; joined Fidelity in 1999

3

Annual Report

Industrial Materials Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.9%
BFGoodrich Co.	7,000	$ 283,080
AIR FREIGHT & COURIERS - 3.6%
Expeditors International of Washington, Inc.	2,400	140,100
FedEx Corp. (a)	11,100	454,323
Forward Air Corp. (a)	2,100	77,569
United Parcel Service, Inc. Class B	8,200	463,546
TOTAL AIR FREIGHT & COURIERS		1,135,538
BUILDING PRODUCTS - 2.1%
Masco Corp.	28,500	666,045
CHEMICALS - 21.1%
Air Products & Chemicals, Inc.	11,600	470,380
Cabot Corp.	3,800	130,302
Crompton Corp.	7,595	90,381
Dow Chemical Co.	47,466	1,557,359
E.I. du Pont de Nemours and Co.	34,300	1,498,567
Eastman Chemical Co.	5,500	282,975
Georgia Gulf Corp.	1,700	29,444
Great Lakes Chemical Corp.	3,200	105,952
Hercules, Inc.	5,500	77,440
Lubrizol Corp.	4,200	135,534
Lyondell Chemical Co.	6,200	99,200
Millennium Chemicals, Inc.	7,400	132,460
PolyOne Corp.	6,000	51,600
PPG Industries, Inc.	14,200	725,620
Praxair, Inc.	9,700	432,620
Rohm & Haas Co.	13,100	481,425
Sigma-Aldrich Corp.	5,500	239,250
Solutia, Inc.	7,000	93,940
Valspar Corp.	2,000	65,500
TOTAL CHEMICALS		6,699,949
COMMERCIAL SERVICES & SUPPLIES - 2.6%
Avery Dennison Corp.	8,600	455,800
Ecolab, Inc.	9,000	377,550
TOTAL COMMERCIAL SERVICES & SUPPLIES		833,350
CONSTRUCTION MATERIALS - 1.9%
Lafarge Corp.	5,999	182,970
Martin Marietta Materials, Inc.	2,700	124,065
Texas Industries, Inc.	2,000	56,440
Vulcan Materials Co.	6,000	253,980
TOTAL CONSTRUCTION MATERIALS		617,455
CONTAINERS & PACKAGING - 3.4%
Ball Corp.	3,106	128,588

	Shares	Value (Note 1)
Bemis Co., Inc.	6,000	$ 204,120
Crown Cork & Seal, Inc.	7,100	40,186
Packaging Corp. of America	5,300	76,850
Pactiv Corp. (a)	9,500	127,775
Sealed Air Corp. (a)	1,600	62,640
Smurfit-Stone Container Corp. (a)	11,900	171,806
Sonoco Products Co.	6,400	142,208
Temple-Inland, Inc.	2,700	128,493
TOTAL CONTAINERS & PACKAGING		1,082,666
INDUSTRIAL CONGLOMERATES - 5.7%
Carlisle Companies, Inc.	2,200	75,900
Minnesota Mining & Manufacturing Co.	15,300	1,725,075
TOTAL INDUSTRIAL CONGLOMERATES		1,800,975
MACHINERY - 1.2%
Aptargroup, Inc.	2,000	57,400
Reliance Steel & Aluminum Co.	12,100	309,760
TOTAL MACHINERY		367,160
MARINE - 0.4%
Teekay Shipping Corp.	2,800	115,360
METALS & MINING - 23.6%
Agnico-Eagle Mines Ltd.	31,300	204,985
Alcan Aluminium Ltd.	36,000	1,329,992
Alcoa, Inc.	61,998	2,217,046
Allegheny Technologies, Inc.	18,150	321,618
Bethlehem Steel Corp. (a)	70,000	158,900
Century Aluminum Co.	7,000	95,813
Cominco Ltd.	13,281	210,961
Falconbridge Ltd.	18,000	208,111
Franco Nevada Mining Corp. Ltd.	20,602	225,588
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	36,100	507,205
Goldcorp, Inc. (a)	9,700	64,726
Meridian Gold, Inc. (a)	9,700	67,567
Nucor Corp.	7,700	340,340
Phelps Dodge Corp.	16,300	749,800
Ryerson Tull, Inc.	30,000	311,400
Stillwater Mining Co. (a)	13,750	457,738
TOTAL METALS & MINING		7,471,790
PAPER & FOREST PRODUCTS - 12.0%
Boise Cascade Corp.	3,187	102,239
Bowater, Inc.	2,700	135,891
Domtar, Inc.	45,000	395,482
Georgia-Pacific Group	16,685	500,717
Georgia-Pacific Group - Timber Group	4,900	155,477
International Paper Co.	30,005	1,129,988
Louisiana-Pacific Corp.	7,300	77,234
Mead Corp.	5,900	161,601
Common Stocks - continued
	Shares	Value (Note 1)
PAPER & FOREST PRODUCTS - CONTINUED
Stora Enso Oyj sponsored ADR (a)	7,443	$ 78,747
Westvaco Corp.	5,400	141,534
Weyerhaeuser Co.	12,000	644,880
Willamette Industries, Inc.	6,400	297,472
TOTAL PAPER & FOREST PRODUCTS		3,821,262
ROAD & RAIL - 12.5%
Burlington Northern Santa Fe Corp.	28,700	861,287
C.H. Robinson Worldwide, Inc.	5,500	164,313
Canadian National Railway Co.	10,900	409,859
Canadian Pacific Ltd.	14,000	523,143
CNF, Inc.	2,900	100,166
CSX Corp.	11,100	371,184
Kansas City Southern Industries, Inc.	2,100	31,458
Norfolk Southern Corp.	22,900	414,261
Ryder System, Inc.	4,000	82,080
Swift Transportation Co., Inc. (a)	2,800	48,475
Union Pacific Corp.	17,700	972,438
TOTAL ROAD & RAIL		3,978,664
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.6%
Cabot Microelectronics Corp.	3,129	189,500
SPECIALTY RETAIL - 0.7%
Sherwin-Williams Co.	8,400	210,840
TOTAL COMMON STOCKS (Cost $27,100,631)		29,273,634
Cash Equivalents - 8.6%

Fidelity Cash Central Fund, 5.61% (b)	2,451,104	2,451,104
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	293,000	293,000
TOTAL CASH EQUIVALENTS (Cost $2,744,104)		2,744,104
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $29,844,735)		32,017,738
NET OTHER ASSETS - (0.9)%		(296,333)
NET ASSETS - 100%		$ 31,721,405
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $35,500,923 and $28,759,420, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,878 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.8%
Canada	11.5
Others (individually less than 1%)	0.7
100.0%
Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $30,207,053. Net unrealized appreciation aggregated $1,810,685, of which $3,225,722 related to appreciated investment securities and $1,415,037 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $3,911,000 of which $840,000, $1,365,000 and $1,706,000 will expire on February 28, 2007, February 29, 2008 and February 28, 2009, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $117,000 of losses recognized during the period November 1, 2000 to February 28, 2001.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Materials Portfolio
Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $156,630) (cost $29,844,735) - See accompanying schedule		$ 32,017,738
Receivable for investments sold		92,004
Receivable for fund shares sold		327,208
Dividends receivable		86,177
Interest receivable		9,536
Redemption fees receivable		15
Other receivables		507
Total assets		32,533,185
Liabilities
Payable for investments purchased	$ 384,565
Payable for fund shares redeemed	91,321
Accrued management fee	14,737
Other payables and accrued expenses	28,157
Collateral on securities loaned, at value	293,000
Total liabilities		811,780
Net Assets		$ 31,721,405
Net Assets consist of:
Paid in capital		$ 33,958,829
Undistributed net investment income		57,161
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,467,899)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,173,314
Net Assets, for 1,372,698 shares outstanding		$ 31,721,405
Net Asset Value and redemption price per share ($31,721,405 ÷ 1,372,698 shares)		$23.11
Maximum offering price per share (100/97.00 of $23.11)		$23.82

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 438,612
Interest		109,666
Security lending		1,669
Total income		549,947
Expenses
Management fee	$ 125,533
Transfer agent fees	138,906
Accounting and security lending fees	60,443
Non-interested trustees' compensation	72
Custodian fees and expenses	23,364
Registration fees	30,486
Audit	11,881
Legal	909
Miscellaneous	71
Total expenses before reductions	391,665
Expense reductions	(4,795)	386,870
Net investment income		163,077
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,341,476)
Foreign currency transactions	1,082	(1,340,394)
Change in net unrealized appreciation (depreciation) on:
Investment securities	4,530,075
Assets and liabilities in foreign currencies	307	4,530,382
Net gain (loss)		3,189,988
Net increase (decrease) in net assets resulting from operations		$ 3,353,065
Other Information Sales charges paid to FDC		$ 127,685
Deferred sales charges withheld by FDC		$ 322
Exchange fees withheld by FSC		$ 3,548
Expense reductions
Directed brokerage arrangements		$ 4,795

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Materials Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income	$ 163,077	$ 48,274
Net realized gain (loss)	(1,340,394)	(1,013,141)
Change in net unrealized appreciation (depreciation)	4,530,382	(2,555,778)
Net increase (decrease) in net assets resulting from operations	3,353,065	(3,520,645)
Distributions to shareholders from net investment income	(126,299)	(28,030)
Share transactions Net proceeds from sales of shares	48,434,764	84,117,245
Reinvestment of distributions	119,094	27,010
Cost of shares redeemed	(40,780,473)	(71,316,023)
Net increase (decrease) in net assets resulting from share transactions	7,773,385	12,828,232
Redemption fees	94,529	184,925
Total increase (decrease) in net assets	11,094,680	9,464,482
Net Assets
Beginning of period	20,626,725	11,162,243
End of period (including undistributed net investment income of $57,161 and $19,303, respectively)	$ 31,721,405	$ 20,626,725
Other Information Shares
Sold	2,242,076	3,507,863
Issued in reinvestment of distributions	5,643	1,180
Redeemed	(1,925,183)	(3,008,070)
Net increase (decrease)	322,536	500,973

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 19.64	$ 20.32	$ 25.00	$ 27.66	$ 26.07
Income from Investment Operations
Net investment income (loss) C	.16	.05	(.12)	(.11)	.06
Net realized and unrealized gain (loss)	3.33	(.89)	(4.60)	1.43	3.12
Total from investment operations	3.49	(.84)	(4.72)	1.32	3.18
Less Distributions
From net investment income	(.11)	(.03)	-	(.03)	(.06)
From net realized gain	-	-	-	(4.00)	(1.57)
Total distributions	(.11)	(.03)	-	(4.03)	(1.63)
Redemption fees added to paid in capital	.09	.19	.04	.05	.04
Net asset value, end of period	$ 23.11	$ 19.64	$ 20.32	$ 25.00	$ 27.66
Total Return A, B	18.28%	(3.22)%	(18.72)%	6.59%	12.69%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 31,721	$ 20,627	$ 11,162	$ 22,582	$ 66,462
Ratio of expenses to average net assets	1.80%	1.92%	2.07%	1.98%	1.54%
Ratio of expenses to average net assets after expense reductions	1.78% D	1.89% D	2.04% D	1.94% D	1.51% D
Ratio of net investment income (loss) to average net assets	.75%	.21%	(.52)%	(.42)%	.23%
Portfolio turnover rate	141%	257%	82%	118%	105%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. EFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Paper and Forest Products Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	13.48%	44.96%	211.27%
Select Paper and Forest Products (load adj.)	10.07%	40.61%	201.94%
S&P 500	-8.20%	109.18%	320.75%
GS Cyclical Industries	15.55%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	13.48%	7.71%	12.02%
Select Paper and Forest Products (load adj.)	10.07%	7.05%	11.68%
S&P 500	-8.20%	15.91%	15.45%
GS Cyclical Industries	15.55%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $30,194 - a 201.94% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Georgia-Pacific Group	15.5
Bowater, Inc.	10.2
International Paper Co.	9.1
Weyerhaeuser Co.	8.6
Boise Cascade Corp.	6.4
A.T. Cross & Co. Class A	5.8
Mead Corp.	5.1
Smurfit-Stone Container Corp.	5.1
Westvaco Corp.	4.2
Louisiana-Pacific Corp.	3.3
73.3
Top Industries as of February 28, 2001
% of fund's net assets
Paper & Forest Products	74.0%
Containers & Packaging	11.4%
Household Durables	5.8%
Communications Equipment	0.6%
Household Products	0.1%
All Others *	8.1%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Paper and Forest Products Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Adam Segel,
Portfolio Manager of
Fidelity Select Paper and Forest Products Portfolio

Q. How did the fund perform, Adam?

A. For the 12-month period that ended February 28, 2001, the fund returned 13.48%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 233 stocks designed to measure the performance of companies in the cyclical industries sector - returned 15.55%. The fund also compares its performance to the Standard & Poor's 500 Index, which fell 8.20% during the same time period.

Q. How did the fund achieve positive performance in this difficult environment for equities?

A. For the past few years, paper and forest product stocks - along with most other cyclical stocks - were left behind by an equity market environment that favored such high-growth stocks as technology and telecommunications. During the first half of the fund's fiscal year, the climate continued to be a challenging one for these companies. Rising interest rates and a strengthening U.S. dollar stifled demand, while a slowdown in new home construction curtailed sales of lumber and building products. Consequently, company valuations dropped. But when the overall stock market began to collapse last year, these companies became more attractive to investors because their downside risk was relatively low, they generated real cash flows and they paid dividends. Over the latter part of the fund's fiscal year, paper and forest product stocks came back strong, generally delivering positive performance.

Q. Why did the fund underperform the Goldman Sachs benchmark?

A. The fund invests in a much narrower range of stocks than the index and, relative to many other cyclical industries, it was a tough environment for paper and forest product companies. They were more adversely affected by higher interest rates, a strengthening dollar and slowing economic growth. Inventories rose as demand weakened, and the market realized that earnings estimates for these companies were too high. As a result, this group didn't perform quite as well as many other cyclical stocks.

Q. What was your strategy during the period?

A. I looked for attractively valued companies, acquisition candidates and market leaders. The two themes that proved most successful during the past 12 months were consolidation and valuation. With weak demand and general overcapacity, pricing power was limited. Through consolidation, however, producers can lower their costs while potentially increasing their market share. Fund holdings Fort James, Champion and Willamette all were offered substantial premiums relative to their trading prices by companies hoping to acquire them. As a result, their stocks performed well. These three companies had attractive franchises in selected paper grades that their acquirers or potential acquirers believed would yield more competitive market positioning. Recognizing that the industry was oversupplied and that production capacity would have to be reduced to increase pricing stability over the long term, International Paper took concrete steps to reduce its capital expenditures, pay down debt and close sawmills to take out production capacity. Last October, the company shut down 1.2 million tons of capacity; since then, the industry began to rally. I believe that International Paper demonstrated real leadership, which paid off with good stock performance during the period. I sold Fort James and Champion to lock in profits.

Q. What holdings hurt the fund's performance?

A. Despite generally favorable fundamentals for newsprint, Abitibi was plagued by internal turmoil within its management group, hurting its stock performance. Smurfit-Stone, which produces containerboard, was hurt considerably by the slowing economy, weaker demand and its high debt load. Mercer, a pulp producer, was exposed to softening prices and lower demand for pulp, which hurt the company's earnings prospects.

Q. What's your outlook, Adam?

A. I'm cautiously optimistic. I think valuations are still reasonable and, despite weak near-term fundamentals caused by poor demand and commodity price slippage, I am favorable about the industry's actions to improve conditions on the supply side. With the Federal Reserve Board continuing to ease credit and President Bush trying to push through tax cuts - both of which could serve to get the economy moving again - there also is the potential that we'll see greater demand for paper and forest products.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 30, 1986

Fund number: 506

Trading symbol: FSPFX

Size: as of February 28, 2001, more than $15 million

Manager: Adam Segel, since 2000; analyst, cellular and wireless industries; furniture and appliance industries, since 1997; joined Fidelity in 1997

3

Annual Report

Paper and Forest Products Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 0.6%
Comverse Technology, Inc. (a)	400	$ 29,975
Entrada Networks, Inc. (a)	13,700	27,400
Polycom, Inc. (a)	1,800	39,150
TOTAL COMMUNICATIONS EQUIPMENT		96,525
CONTAINERS & PACKAGING - 11.4%
Caraustar Industries, Inc.	8,329	74,961
Chesapeake Corp.	4,505	116,229
Jefferson Smurfit Group PLC	700	1,280
Jefferson Smurfit Group PLC sponsored ADR	3,900	72,189
Longview Fibre Co.	4,900	62,181
Packaging Corp. of America	8,900	129,050
Smurfit-Stone Container Corp. (a)	53,500	772,406
Sonoco Products Co.	500	11,110
Temple-Inland, Inc.	10,377	493,841
TOTAL CONTAINERS & PACKAGING		1,733,247
HOUSEHOLD DURABLES - 5.8%
A.T. Cross & Co. Class A (a)	122,089	885,145
HOUSEHOLD PRODUCTS - 0.1%
Kimberly-Clark Corp.	92	6,578
PAPER & FOREST PRODUCTS - 74.0%
Abitibi-Consolidated, Inc.	48,953	368,080
Alliance Forest Products, Inc. (a)	300	3,203
Boise Cascade Corp.	30,360	973,949
Bowater, Inc.	30,917	1,556,053
Buckeye Technologies, Inc. (a)	1,700	20,944
Canfor Corp.	4,800	31,873
Cascades, Inc.	15,400	66,168
Domtar, Inc.	15,450	135,782
Georgia-Pacific Group	78,959	2,369,558
Georgia-Pacific Group - Timber Group	353	11,201
International Paper Co.	36,974	1,392,441
Louisiana-Pacific Corp.	47,582	503,418
Mead Corp.	28,211	772,699
Mercer International, Inc. (SBI) (a)	3,913	28,492
Metsa-Serla Oyj (B Shares)	2,000	13,760
Nexfor, Inc.	2,000	8,893
Norske Skog Canada Ltd. Class A	400	4,817
P.H. Glatfelter Co.	9,000	107,910
Plum Creek Timber Co., Inc.	250	6,483
Potlatch Corp.	6,000	192,600
Rayonier, Inc.	1,000	42,040
Sappi Ltd. sponsored ADR	28,000	233,800
Slocan Forest Products Ltd.	16,200	100,189
Stora Enso Oyj (R Shares)	23	249
Svenska Cellulosa AB (SCA) (B Shares)	700	16,167
Tembec, Inc. (a)	7,500	59,762
Wausau-Mosinee Paper Corp.	21,200	240,408

	Shares	Value (Note 1)
West Fraser Timber Co. Ltd.	3,100	$ 64,075
Westvaco Corp.	24,469	641,332
Weyerhaeuser Co.	24,518	1,317,597
Willamette Industries, Inc.	100	4,648
TOTAL PAPER & FOREST PRODUCTS		11,288,591
TOTAL COMMON STOCKS (Cost $12,761,854)		14,010,086
Cash Equivalents - 8.1%

Fidelity Cash Central Fund, 5.61% (b)	1,234,057	1,234,057
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	2,600	2,600
TOTAL CASH EQUIVALENTS (Cost $1,236,657)		1,236,657
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $13,998,511)		15,246,743
NET OTHER ASSETS - 0.0%		5,358
NET ASSETS - 100%		$ 15,252,101
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $44,782,954 and $44,322,975, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,762 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $14,090,518. Net unrealized appreciation aggregated $1,156,225, of which $1,360,414 related to appreciated investment securities and $204,189 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $3,019,000 of which $1,443,000 and $1,576,000 will expire on February 28, 2007 and February 28, 2009, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $163,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

The fund designates 56% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends received deduction for corporate shareholders (unaudited).

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Paper and Forest Products Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $2,593) (cost $13,998,511) - See accompanying schedule		$ 15,246,743
Receivable for investments sold		265,985
Receivable for fund shares sold		41,403
Dividends receivable		58,348
Interest receivable		6,894
Other receivables		38
Total assets		15,619,411
Liabilities
Payable for fund shares redeemed	$ 325,262
Accrued management fee	11,559
Other payables and accrued expenses	27,889
Collateral on securities loaned, at value	2,600
Total liabilities		367,310
Net Assets		$ 15,252,101
Net Assets consist of:
Paid in capital		$ 17,475,902
Undistributed net investment income		20,727
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,492,758)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,248,230
Net Assets, for 610,169 shares outstanding		$ 15,252,101
Net Asset Value and redemption price per share ($15,252,101 ÷ 610,169 shares)		$25.00
Maximum offering price per share (100/97.00 of $25.00)		$25.77

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 351,211
Interest		85,524
Security lending		5,983
Total income		442,718
Expenses
Management fee	$ 89,062
Transfer agent fees	113,640
Accounting and security lending fees	60,432
Non-interested trustees' compensation	52
Custodian fees and expenses	22,618
Registration fees	21,188
Audit	14,857
Legal	42
Miscellaneous	61
Total expenses before reductions	321,952
Expense reductions	(10,705)	311,247
Net investment income		131,471
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(273,055)
Foreign currency transactions	165	(272,890)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,557,955
Assets and liabilities in foreign currencies	1,263	1,559,218
Net gain (loss)		1,286,328
Net increase (decrease) in net assets resulting from operations		$ 1,417,799
Other Information Sales charges paid to FDC		$ 93,183
Deferred sales charges withheld by FDC		$ 233
Exchange fees withheld by FSC		$ 4,320
Expense reductions
Directed brokerage arrangements		$ 10,705

See accompanying notes which are an integral part of the financial statements.

Annual Report

Paper and Forest Products Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income	$ 131,471	$ 179,999
Net realized gain (loss)	(272,890)	111,172
Change in net unrealized appreciation (depreciation)	1,559,218	(311,659)
Net increase (decrease) in net assets resulting from operations	1,417,799	(20,488)
Distributions to shareholders from net investment income	(112,827)	-
Share transactions Net proceeds from sales of shares	49,802,781	88,259,011
Reinvestment of distributions	107,680	-
Cost of shares redeemed	(48,471,016)	(86,313,272)
Net increase (decrease) in net assets resulting from share transactions	1,439,445	1,945,739
Redemption fees	95,887	239,998
Total increase (decrease) in net assets	2,840,304	2,165,249
Net Assets
Beginning of period	12,411,797	10,246,548
End of period (including undistributed net investment income of $20,727 and $15,056, respectively)	$ 15,252,101	$ 12,411,797
Other Information Shares
Sold	2,090,796	3,705,982
Issued in reinvestment of distributions	4,538	-
Redeemed	(2,045,060)	(3,701,544)
Net increase (decrease)	50,274	4,438

Financial Highlights

Years ended February 28,	2001	2000 F	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.17	$ 18.45	$ 22.66	$ 21.63	$ 20.78
Income from Investment Operations
Net investment income (loss) C	.20	.20	(.03)	(.12)	.01
Net realized and unrealized gain (loss)	2.64	3.26 D	(3.87)	3.13	2.08
Total from investment operations	2.84	3.46	(3.90)	3.01	2.09
Less Distributions
From net investment income	(.15)	-	-	-	(.03)
In excess of net investment income	-	-	-	(.04)	(.07)
From net realized gain	-	-	-	(2.07)	(1.25)
In excess of net realized gain	-	-	(.44)	-	-
Total distributions	(.15)	-	(.44)	(2.11)	(1.35)
Redemption fees added to paid in capital	.14	.26	.13	.13	.11
Net asset value, end of period	$ 25.00	$ 22.17	$ 18.45	$ 22.66	$ 21.63
Total Return A, B	13.48%	20.16%	(17.01)%	15.53%	10.87%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 15,252	$ 12,412	$ 10,247	$ 31,384	$ 19,484
Ratio of expenses to average net assets	2.10%	1.89%	2.30%	2.18%	2.19%
Ratio of expenses to average net assets after expense reductions	2.03% E	1.74% E	2.21% E	2.15% E	2.16% E
Ratio of net investment income (loss) to average net assets	.86%	.85%	(.13)%	(.50)%	.04%
Portfolio turnover rate	318%	383%	338%	235%	180%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Transportation Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Transportation	41.09%	109.24%	441.25%
Select Transportation (load adj.)	36.86%	102.97%	425.01%
S&P 500	-8.20%	109.18%	320.75%
GS Cyclical Industries	15.55%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 233 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Transportation	41.09%	15.91%	18.40%
Select Transportation (load adj.)	36.86%	15.21%	18.04%
S&P 500	-8.20%	15.91%	15.45%
GS Cyclical Industries	15.55%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $52,501 - a 425.01% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Union Pacific Corp.	7.1
Canadian Pacific Ltd.	6.9
Canadian National Railway Co.	6.2
United Parcel Service, Inc. Class B	5.6
Burlington Northern Santa Fe Corp.	5.5
CSX Corp.	5.3
Southwest Airlines Co.	4.5
Bombardier, Inc. Class B (sub. vtg.)	4.4
CNF, Inc.	3.5
Eaton Corp.	3.5
52.5
Top Industries as of February 28, 2001
% of fund's net assets
Road & Rail	47.8%
Airlines	14.8%
Air Freight & Couriers	12.6%
Machinery	6.8%
Aerospace & Defense	5.6%
All Others*	12.4%
* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Transportation Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Ian Gutterman,
Portfolio Manager
of Fidelity Select
Transportation Portfolio

Q. How did the fund perform, Ian?

A. For the 12-month period that ended February 28, 2001, the fund returned 41.09%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 233 stocks designed to measure the performance of companies in the cyclical industries sector - returned 15.55%. During the same period, the Standard & Poor's 500 Index returned -8.20%.

Q. What factors helped the fund outperform the Goldman Sachs index during the past year?

A. The fund's exposure to railroad, airline, trucking and freight stocks - industries that generally outperformed other groups of cyclical companies that make up the broader Goldman Sachs index - was the major factor. When the period began, the economy was strong and there were a lot of stocks throughout the transportation sector that were cheap and had been overlooked by investors preoccupied with more speculative areas of the market. As a result, when the economy did slow, these early cyclical stocks had little downside because they were already significantly undervalued. Subsequently, many investors began to view them positively, believing they would react earlier to any improvement in their fundamentals and an eventual turnaround in the economy. This sentiment did, in fact, increase demand for transportation stocks as the economy continued to slide and more investors fled the technology sector in search of the stable growth companies in which this fund invests. Specifically, I steered the fund more toward railroad, freight and trucking stocks because capacity was declining and the outlook for pricing was better than expected in those industries.

Q. What caused railroad stocks to perform so well?

A. This past year, there were no new railroad acquisition announcements and many past merger integration issues dissipated. As a result, the previous sour mood toward railroad stocks began to change for the better. Investors began to recognize a number of positive factors, such as the industry's strong cash flows and share buyback programs, which benefited our positions in Union Pacific and Canadian National Railway.

Q. How did trucking stocks fare?

A. Trucking stocks had strong pricing power throughout the period and performed well. The threat of rising fuel costs posed a threat to profits, but most companies were able to pass along those higher costs to their customers. Subsequently, this pricing power helped our holdings of Swift and Covenant Transportation. Additionally, while the slowing economy did reduce demand for transportation services, it also put a lot of smaller, mom-and-pop trucking companies out of business, which reduced capacity and benefited larger, public companies.

Q. What was your strategy within the airline industry?

A. I was somewhat pessimistic about the approval of the pending major airline mergers that were announced, such as UAL's deal to purchase U.S. Airways. I also was skeptical about the smooth integration of those mergers were they to be approved. As a result, I kept the fund's exposure to major U.S. airlines relatively low, which delivered mixed results because some major airlines did well, while others underperformed other transportation stocks. However, I was attracted to the regional carriers, such as Atlantic Coast Airlines, because of their better growth prospects, the contractual nature of their business and their more attractive variable cost structure.

Q. What stocks stood out as top performers? Which disappointed?

A. Canadian Pacific, the fund's top contributor, got a boost from its natural gas unit, which did robust business due to the strong demand for natural gas. Canadian Pacific's announcement that it would split up the company's various business units also sent shares higher. Expeditors, the U.S.' premier freight forwarder, was rewarded for its consistent earnings growth in a bad market. On the downside, Sabre Holdings, which operates the world's largest airline reservation system, and Travelocity, an online ticket broker, underperformed due to fears about increasing competition in the reservation and Internet travel space.

Q. What's your outlook?

A. I'm still fairly positive about the sector. Given how inexpensive transportation stocks were a year ago, and their rebound due to the change in market sentiment that occurred, the early price appreciation has been achieved. Going forward, it will be more important to identify and own the companies with the strongest fundamentals in the transportation industries.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 29, 1986

Fund number: 512

Trading symbol: FSRFX

Size: as of February 28, 2001, more than $57 million

Manager: Ian Gutterman, since 2000; manager, Fidelity Select Environmental Services Portfolio, since 1999; analyst, air freight and waste industries, since 1999; joined Fidelity in 1999

3

Annual Report

Transportation Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 92.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 5.6%
BFGoodrich Co.	7,700	$ 311,388
Bombardier, Inc.:
Class A	25,400	367,747
Class B (sub. vtg.)	178,000	2,542,361
TOTAL AEROSPACE & DEFENSE		3,221,496
AIR FREIGHT & COURIERS - 12.6%
Exel PLC	400	5,548
Expeditors International of Washington, Inc.	26,230	1,531,176
FedEx Corp. (a)	20,305	831,084
Forward Air Corp. (a)	20,600	760,913
United Parcel Service, Inc. Class B	57,400	3,244,822
UTI Worldwide, Inc.	51,600	867,525
TOTAL AIR FREIGHT & COURIERS		7,241,068
AIRLINES - 14.8%
AirTran Holdings, Inc. (a)	20,300	186,760
AMR Corp.	31,200	1,037,400
Atlantic Coast Airlines Holdings, Inc. (a)	6,200	115,475
Continental Airlines, Inc. Class B (a)	17,500	783,125
Delta Air Lines, Inc.	30,300	1,276,236
Frontier Airlines, Inc. (a)	5,300	124,219
Japan Airlines Co. Ltd.	47,000	201,091
Northwest Airlines Corp. (a)	39,800	875,600
Ryanair Holdings PLC sponsored ADR (a)	7,700	435,050
SkyWest, Inc.	20,100	456,019
Southwest Airlines Co.	140,687	2,616,778
UAL Corp.	6,400	243,520
US Airways Group, Inc. (a)	4,200	173,460
TOTAL AIRLINES		8,524,733
AUTOMOBILES - 0.0%
General Motors Corp.	200	10,664
COMMERCIAL SERVICES & SUPPLIES - 3.3%
Sabre Holdings Corp. Class A	43,880	1,892,106
CONSTRUCTION MATERIALS - 0.2%
Martin Marietta Materials, Inc.	2,800	128,660
INDUSTRIAL CONGLOMERATES - 0.6%
General Electric Co.	8,000	372,000
INTERNET SOFTWARE & SERVICES - 0.3%
Travelocity.com, Inc. (a)	7,000	155,750
MACHINERY - 6.8%
Cummins Engine Co., Inc.	400	14,780
Eaton Corp.	28,000	1,992,200
Navistar International Corp.	47,900	1,198,458

	Shares	Value (Note 1)
Oshkosh Truck Co.	6,400	$ 313,200
PACCAR, Inc.	9,200	426,650
TOTAL MACHINERY		3,945,288
ROAD & RAIL - 47.8%
Arkansas Best Corp. (a)	13,800	231,150
Arnold Industries, Inc.	8,100	134,663
Burlington Northern Santa Fe Corp.	104,900	3,148,049
C.H. Robinson Worldwide, Inc.	18,900	564,638
Canadian National Railway Co.	95,100	3,575,923
Canadian Pacific Ltd.	106,300	3,972,150
CNF, Inc.	57,900	1,999,866
Covenant Transport, Inc. Class A (a)	37,600	477,050
CSX Corp.	92,100	3,079,824
Florida East Coast Industries, Inc. Class A	2,700	92,475
GATX Corp.	7,800	341,016
Genesee & Wyoming, Inc. Class A (a)	35,800	962,125
Heartland Express, Inc. (a)	5,000	125,000
J.B. Hunt Transport Services, Inc.	7,000	110,688
Kansas City Southern Industries, Inc.	32,550	487,599
Knights Transportation, Inc. (a)	14,600	333,975
Landstar System, Inc. (a)	7,000	465,938
M.S. Carriers, Inc. (a)	26,700	785,147
Norfolk Southern Corp.	93,200	1,685,988
Ryder System, Inc.	8,300	170,316
Swift Transportation Co., Inc. (a)	20,300	351,444
Union Pacific Corp.	74,000	4,065,556
USFreightways Corp.	3,800	121,125
Werner Enterprises, Inc.	12,900	215,269
TOTAL ROAD & RAIL		27,496,974
SPECIALTY RETAIL - 0.4%
Lithia Motors, Inc. Class A (a)	16,300	215,649
TOTAL COMMON STOCKS (Cost $50,220,294)		53,204,388
Cash Equivalents - 11.7%

Fidelity Cash Central Fund, 5.61% (b) (Cost $6,754,021)	6,754,021	6,754,021
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $56,974,315)		59,958,409
NET OTHER ASSETS - (4.1)%		(2,386,600)
NET ASSETS - 100%		$ 57,571,809
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $62,921,770 and $23,761,322, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,188 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.2%
Canada	18.1
British Virgin Islands	1.5
Others (individually less than 1%)	1.2
100.0%
Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $57,265,634. Net unrealized appreciation aggregated $2,692,775, of which $4,750,073 related to appreciated investment securities and $2,057,298 related to depreciated investment securities.

The fund hereby designates approximately $17,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund designates 12%, and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Transportation Portfolio
Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (cost $56,974,315) - See accompanying schedule		$ 59,958,409
Receivable for investments sold		248,521
Receivable for fund shares sold		639,725
Dividends receivable		48,178
Interest receivable		19,873
Redemption fees receivable		830
Other receivables		14
Total assets		60,915,550
Liabilities
Payable for investments purchased	$ 2,830,196
Payable for fund shares redeemed	452,770
Accrued management fee	24,291
Other payables and accrued expenses	36,484
Total liabilities		3,343,741
Net Assets		$ 57,571,809
Net Assets consist of:
Paid in capital		$ 54,544,806
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		42,909
Net unrealized appreciation (depreciation) on investments		2,984,094
Net Assets, for 1,971,325 shares outstanding		$ 57,571,809
Net Asset Value and redemption price per share ($57,571,809 ÷ 1,971,325 shares)		$29.20
Maximum offering price per share (100/97.00 of $29.20)		$30.10

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 183,114
Interest		92,593
Security lending		369
Total income		276,076
Expenses
Management fee	$ 101,955
Transfer agent fees	106,183
Accounting and security lending fees	60,415
Non-interested trustees' compensation	49
Custodian fees and expenses	21,841
Registration fees	23,633
Audit	10,647
Legal	34
Miscellaneous	61
Total expenses before reductions	324,818
Expense reductions	(5,505)	319,313
Net investment income (loss)		(43,237)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	338,273
Foreign currency transactions	953	339,226
Change in net unrealized appreciation (depreciation) on:
Investment securities	4,215,736
Assets and liabilities in foreign currencies	7	4,215,743
Net gain (loss)		4,554,969
Net increase (decrease) in net assets resulting from operations		$ 4,511,732
Other Information Sales charges paid to FDC		$ 114,630
Deferred sales charges withheld by FDC		$ 66
Exchange fees withheld by FSC		$ 1,058
Expense reductions
Directed brokerage arrangements		$ 5,505

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (43,237)	$ (112,921)
Net realized gain (loss)	339,226	3,816,618
Change in net unrealized appreciation (depreciation)	4,215,743	(2,492,345)
Net increase (decrease) in net assets resulting from operations	4,511,732	1,211,352
Distributions to shareholders from net realized gains	(192,271)	(3,020,619)
Share transactions Net proceeds from sales of shares	70,672,508	38,904,845
Reinvestment of distributions	177,515	2,884,955
Cost of shares redeemed	(27,871,482)	(49,710,711)
Net increase (decrease) in net assets resulting from share transactions	42,978,541	(7,920,911)
Redemption fees	72,288	76,905
Total increase (decrease) in net assets	47,370,290	(9,653,273)
Net Assets
Beginning of period	10,201,519	19,854,792
End of period	$ 57,571,809	$ 10,201,519
Other Information Shares
Sold	2,553,399	1,445,730
Issued in reinvestment of distributions	7,228	121,282
Redeemed	(1,075,934)	(1,873,381)
Net increase (decrease)	1,484,693	(306,369)

Financial Highlights

Years ended February 28,	2001	2000 F	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 20.96	$ 25.04	$ 28.34	$ 22.23	$ 21.92
Income from Investment Operations
Net investment income (loss) C	(.06)	(.14)	(.18)	(.02)	(.13)
Net realized and unrealized gain (loss)	8.50	.93	(.58)	8.85	1.06
Total from investment operations	8.44	.79	(.76)	8.83	.93
Less Distributions
From net realized gain	(.31)	(4.97)	(2.64)	(2.80)	(.71)
Redemption fees added to paid in capital	.11	.10	.10	.08	.09
Net asset value, end of period	$ 29.20	$ 20.96	$ 25.04	$ 28.34	$ 22.23
Total Return A, B	41.09%	2.15%	(1.73)%	41.15%	4.67%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 57,572	$ 10,202	$ 19,855	$ 64,282	$ 8,890
Ratio of expenses to average net assets	1.87%	1.77%	1.96%	1.58%	2.50% D
Ratio of expenses to average net assets after expense reductions	1.84% E	1.71% E	1.90% E	1.54% E	2.48% E
Ratio of net investment income (loss) to average net assets	(.25)%	(.54)%	(.68)%	(.06)%	(.58)%
Portfolio turnover rate	137%	318%	182%	210%	148%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher. EFMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. FFor the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Banking Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical perform-
ance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Banking	40.08%	120.45%	715.21%
Select Banking (load adj.)	35.88%	113.84%	690.75%
S&P 500	-8.20%	109.18%	320.75%
GS Financial Services	37.61%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 228 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Banking	40.08%	17.13%	23.35%
Select Banking (load adj.)	35.88%	16.42%	22.97%
S&P 500	-8.20%	15.91%	15.45%
GS Financial Services	37.61%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Banking Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $79,075 - a 690.75% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Wells Fargo & Co.	5.3
First Union Corp.	5.2
Bank One Corp.	5.1
Mellon Financial Corp.	5.0
U.S. Bancorp	4.9
PNC Financial Services Group, Inc.	4.9
J.P. Morgan Chase & Co.	4.8
FleetBoston Financial Corp.	4.6
Bank of New York Co., Inc.	4.5
Bank of America Corp.	3.9
48.2
Top Industries as of February 28, 2001
% of fund's net assets
Banks	81.8%
Diversified Financials	10.8%
All Others *	7.4%
* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Banking Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Sam Peters,
Portfolio Manager of Fidelity Select
Banking Portfolio

Q. How did the fund perform, Sam?

A. It did very well. For the 12 months ending February 28, 2001, the fund gained 40.08%. The Goldman Sachs Financial Services Index - an index of 228 stocks designed to measure the performance of companies in the financial services sector - returned 37.61% for the same period, while the Standard & Poor's 500 Index fell 8.20%.

Q. What was the market like for bank stocks during the past 12 months?

A. They had a tough time early in the year, but rallied at the end of the period. When I began managing the fund in February 2000, bank stocks were trading at historically low valuations. Downward pressure on valuations began in late 1998 after a number of large bank mergers did not go well. The residual effect was a bank stock sell-off that lasted well into 2000. Adding to this negative environment was the Federal Reserve Board's rate tightening mode. Rising interest rates tend to hurt traditional banks, especially the ones reliant on short-term wholesale borrowing to fund loan growth. This pressure was bound to abate if and when the Fed started easing rates and, as the market anticipated this policy change in December 2000, bank stocks rallied strongly. The Fed lowered rates twice in January of this year and banks outperformed the broader market by a small margin through the first two months of 2001.

Q. What was your strategy in this challenging environment?

A. I focused on high-quality, deposit-driven franchises and banks with fee-driven revenue streams - primarily processing banks such as Northern Trust and Bank of New York. This strategy worked well and contributed to the fund's outperformance. Currently, I'm concerned about credit quality and the impact of capital market weakness on banks' fee revenues. As the economy slowed, there was an exponential deterioration of credit quality. We've already seen this with syndicated commercial loans that were written when the economy was good and underwriting was too aggressive. It's likely that this deterioration will migrate to consumer loans. In anticipation, I've been positioning the portfolio to focus on companies best-situated to weather the upcoming storm by looking at balance sheet strength, credit quality and management experience.

Q. What stocks helped the performance of the fund?

A. The top performers were Bank of New York, PNC Financial and Mellon Bank. These three companies have been long-term winners for the fund. They are primarily fee-based banks - meaning they derive the bulk of their revenues from securities processing and asset management. As a result, and as opposed to traditional banks, they were able to do well in a rising rate environment. I overweighted processing banks during much of 2000 to take advantage of solid earnings growth and expanding valuation premiums. While the fund still holds these stocks, I reduced the overweighting in fee-based banks by the end of the period. I felt they began to get overvalued and I grew concerned about revenue pressure from weaker financial markets.

Q. What stocks detracted from performance?

A. Overweighting First Security was the largest negative position for the fund. The stock was hurt when the company's proposed merger with Zion collapsed. Later in the year, First Security merged with Wells Fargo and is no longer in the fund. Chase Manhattan - which recently merged with J.P. Morgan - likewise had a tough year, as weakness in the capital markets pressured earnings estimates. Digital Insight, a high-tech company that offers Internet banking services for small banks, was hurt as a result of the technology stock correction in 2000 and also is no longer in the fund.

Q. What's your outlook, Sam?

A. I'm cautious. The Fed's easing of interest rates helped bank stocks and may continue to bolster these securities in the near term. However, relative and absolute valuation levels are close to historic averages and I'm concerned that bad news on the credit cycle or in the capital markets will pressure these stocks downward. To counter that, I'll focus on individual stock selection rather than on any broad theme. I will continue to focus on high-quality, large cap names that have been long-term winners - banks with strong balance sheets, good revenues and solid earnings growth potential.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 30, 1986

Fund number: 507

Trading symbol: FSRBX

Size: as of February 28, 2001, more than
$513 million

Manager: Samuel Peters, since 2000; analyst, banking and other industries, since 1998; joined Fidelity in 1998

3

Annual Report

Banking Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 92.6%
	Shares	Value (Note 1)
BANKS - 81.8%
AmSouth Bancorp.	200,000	$ 3,484,000
Associated Banc-Corp.	55,000	1,914,688
Bank of America Corp.	399,606	19,960,320
Bank of New York Co., Inc.	450,996	23,352,573
Bank One Corp.	740,026	26,100,717
BB&T Corp.	342,342	12,368,816
City National Corp.	60,000	2,173,800
Comerica, Inc.	240,500	15,307,825
Commerce Bancorp, Inc.	87,000	5,176,500
Commerce Bancshares, Inc.	88,250	3,491,391
Compass Bancshares, Inc.	150,000	3,196,875
Fifth Third Bancorp	353,000	18,995,813
First Union Corp.	820,000	26,543,400
FleetBoston Financial Corp.	577,954	23,840,603
Fulton Financial Corp.	130,000	2,827,500
Hibernia Corp. Class A	200,000	2,900,000
Huntington Bancshares, Inc.	211,070	3,152,858
Investors Financial Services Corp.	30,000	2,360,625
KeyCorp	170,000	4,420,000
M&T Bank Corp.	120,000	8,220,000
Marshall & Ilsley Corp.	76,000	4,100,200
Mellon Financial Corp.	550,000	25,470,500
Mercantile Bankshares Corp.	90,000	3,481,875
National City Corp.	500,000	13,600,000
National Commmerce Bancorp	100,000	2,556,250
North Fork Bancorp, Inc.	199,800	4,995,000
Northern Trust Corp.	125,100	8,897,738
Old Kent Financial Corp.	122,000	4,848,280
PNC Financial Services Group, Inc.	360,000	25,020,000
Popular, Inc.	78,800	2,147,300
Provident Financial Group, Inc.	40,000	1,192,500
Silicon Valley Bancshares (a)	100,000	2,793,750
SouthTrust Corp.	225,000	9,520,313
Summit Bancorp	300,000	12,600,000
SunTrust Banks, Inc.	200,747	13,195,100
Synovus Finanical Corp.	250,000	6,955,000
Trustmark Corp.	6,700	146,144
U.S. Bancorp	1,085,500	25,183,600
Union Planters Corp.	50,000	1,903,000
Wachovia Corp.	150,000	9,471,000
Wells Fargo & Co.	550,000	27,301,997
Westamerica Bancorp.	20,000	773,750
Zions Bancorp	75,000	4,307,813
TOTAL BANKS		420,249,414
DIVERSIFIED FINANCIALS - 10.8%
American Express Co.	50,200	2,202,776
Charles Schwab Corp.	125,000	2,612,500
Citigroup, Inc.	400,000	19,672,000
Fannie Mae	40,000	3,188,000

	Shares	Value (Note 1)
Freddie Mac	50,000	$ 3,292,500
J.P. Morgan Chase & Co.	530,000	24,729,800
TOTAL DIVERSIFIED FINANCIALS		55,697,576
TOTAL COMMON STOCKS (Cost $358,657,936)		475,946,990
Cash Equivalents - 5.5%

Fidelity Cash Central Fund, 5.61% (b) (Cost $28,361,653)	28,361,653	28,361,653
TOTAL INVESTMENT PORTFOLIO - 98.1% (Cost $387,019,589)		504,308,643
NET OTHER ASSETS - 1.9%		9,529,057
NET ASSETS - 100%		$ 513,837,700
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $290,859,151 and $258,445,632, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $37,933 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $389,632,519. Net unrealized appreciation aggregated $114,676,124, of which $122,993,184 related to appreciated investment securities and $8,317,060 related to depreciated investment securities.

The fund hereby designates approximately $37,325,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2001, the fund had a capital loss carryforward of approximately $4,379,000 all of which will expire on February 28, 2009.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Banking Portfolio
Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (cost $387,019,589) - See accompanying schedule		$ 504,308,643
Receivable for investments sold		20,193,367
Receivable for fund shares sold		1,442,849
Dividends receivable		1,123,489
Interest receivable		171,603
Redemption fees receivable		4,874
Other receivables		10,145
Total assets		527,254,970
Liabilities
Payable for fund shares redeemed	$ 12,932,050
Accrued management fee	261,739
Other payables and accrued expenses	223,481
Total liabilities		13,417,270
Net Assets		$ 513,837,700
Net Assets consist of:
Paid in capital		$ 402,186,023
Undistributed net investment income		1,503,577
Accumulated undistributed net realized gain (loss) on investments		(7,140,954)
Net unrealized appreciation (depreciation) on investments		117,289,054
Net Assets, for 15,385,609 shares outstanding		$ 513,837,700
Net Asset Value and redemption price per share ($513,837,700 ÷ 15,385,609 shares)		$33.40
Maximum offering price per share (100/97.00 of $33.40)		$34.43

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 11,539,572
Interest		2,064,531
Security lending		4,940
Total income		13,609,043
Expenses
Management fee	$ 2,586,526
Transfer agent fees	2,355,845
Accounting and security lending fees	291,878
Non-interested trustees' compensation	1,771
Custodian fees and expenses	12,303
Registration fees	89,251
Audit	38,314
Legal	1,331
Miscellaneous	1,191
Total expenses before reductions	5,378,410
Expense reductions	(87,638)	5,290,772
Net investment income		8,318,271
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(1,604,373)
Change in net unrealized appreciation (depreciation) on investment securities		117,579,994
Net gain (loss)		115,975,621
Net increase (decrease) in net assets resulting from operations		$ 124,293,892
Other Information Sales charges paid to FDC		$ 989,164
Deferred sales charges withheld by FDC		$ 2,846
Exchange fees withheld by FSC		$ 26,588
Expense reductions
Directed brokerage arrangements		$ 82,901
Transfer agent credits		4,737
		$ 87,638

See accompanying notes which are an integral part of the financial statements.

Annual Report

Banking Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income	$ 8,318,271	$ 6,999,703
Net realized gain (loss)	(1,604,373)	170,152,158
Change in net unrealized appreciation (depreciation)	117,579,994	(293,422,297)
Net increase (decrease) in net assets resulting from operations	124,293,892	(116,270,436)
Distributions to shareholders From net investment income	(8,323,152)	(6,587,083)
From net realized gain	(31,788,294)	(127,472,407)
In excess of net realized gain	(5,536,581)	-
Total distributions	(45,648,027)	(134,059,490)
Share transactions Net proceeds from sales of shares	466,126,861	233,488,860
Reinvestment of distributions	43,324,307	127,608,941
Cost of shares redeemed	(438,934,707)	(673,927,965)
Net increase (decrease) in net assets resulting from share transactions	70,516,461	(312,830,164)
Redemption fees	1,138,367	868,559
Total increase (decrease) in net assets	150,300,693	(562,291,531)
Net Assets
Beginning of period	363,537,007	925,828,538
End of period (including undistributed net investment income of $1,503,577 and $3,725,496, respectively)	$ 513,837,700	$ 363,537,007
Other Information Shares
Sold	15,024,378	6,263,157
Issued in reinvestment of distributions	1,536,776	3,483,815
Redeemed	(14,907,569)	(18,286,774)
Net increase (decrease)	1,653,585	(8,539,802)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.47	$ 41.57	$ 43.18	$ 32.82	$ 24.37
Income from Investment Operations
Net investment income C	.56	.39	.39	.40	.37
Net realized and unrealized gain (loss)	9.36	(7.74)	.91	11.41	9.70
Total from investment operations	9.92	(7.35)	1.30	11.81	10.07
Less Distributions
From net investment income	(.60) F	(.36)	(.28)	(.28)	(.27)
From net realized gain	(2.10) F	(7.44)	(2.66)	(1.23)	(1.40)
In excess of net realized gain	(.37)	-	-	-	-
Total distributions	(3.07)	(7.80)	(2.94)	(1.51)	(1.67)
Redemption fees added to paid in capital	.08	.05	.03	.06	.05
Net asset value, end of period	$ 33.40	$ 26.47	$ 41.57	$ 43.18	$ 32.82
Total Return A, B	40.08%	(22.07)%	3.10%	36.64%	43.33%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 513,838	$ 363,537	$ 925,829	$ 1,338,896	$ 837,952
Ratio of expenses to average net assets	1.20%	1.23%	1.17%	1.25%	1.46%
Ratio of expenses to average net assets after expense reductions	1.18% D	1.19% D	1.16% D	1.24% D	1.45% D
Ratio of net investment income to average net assets	1.86%	1.00%	.91%	1.07%	1.36%
Portfolio turnover rate	63%	94%	22%	25%	43%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. EFor the year ended February 29 FThe amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Brokerage and Investment Management Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	23.77%	251.14%	828.40%
Select Brokerage and Investment Management (load adj.)	20.06%	240.61%	800.54%
S&P 500	-8.20%	109.18%	320.75%
GS Financial Services	37.61%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 228 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	23.77%	28.56%	24.96%
Select Brokerage and Investment Management (load adj.)	20.06%	27.78%	24.58%
S&P 500	-8.20%	15.91%	15.45%
GS Financial Services	37.61%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $90,054 - an 800.54% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Charles Schwab Corp.	4.5
Franklin Resources, Inc.	4.5
Citigroup, Inc.	4.3
Merrill Lynch & Co., Inc.	4.3
Morgan Stanley Dean Witter & Co.	4.2
DST Systems, Inc.	4.1
American Express Co.	4.1
Marsh & McLennan Companies, Inc.	4.0
Bear Stearns Companies, Inc.	4.0
Stilwell Financial, Inc.	3.9
41.9
Top Industries as of February 28, 2001
% of fund's net assets
Diversified Financials	78.3%
Insurance	4.8%
Software	4.1%
Commercial Services & Supplies	3.9%
IT Consulting & Services	1.5%
All Others*	7.4%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Brokerage and Investment Management Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Jennifer Nettesheim became Portfolio Manager of Fidelity Select Brokerage and Investment Management Portfolio on September 28, 2000.

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended February 28, 2001, the fund posted a gain of 23.77%. The Goldman Sachs Financial Services Index - an index of 228 stocks designed to measure the performance of companies in the financial services sector - returned 37.61% for the same period, while the Standard & Poor's 500 Index lost 8.20%.

Q. What accounted for the fund's performance relative to the Goldman Sachs index?

A. While the fund did very well on an absolute basis, it underperformed the Goldman Sachs index because of our greater exposure to brokerage and investment management stocks, which are very market sensitive. The 12-month period marked a time of extreme market volatility and correction. This led to a slowdown in trading, which hurt brokerage stock performance, particularly compared to the rest of financials, such as insurance companies and home finance companies that often rebound in a slowing economy.

Q. Did you make any changes to the fund since taking over in September? What is your investment style?

A. When I took over the fund in the early fall, brokerage stocks were at peak valuations. Therefore, I positioned the fund rather defensively, taking down my exposure to brokerage stocks and increasing exposure to less market-sensitive sectors, such as insurance. Brokerage stocks corrected by approximately 40% in the fourth quarter of 2000, and the fund's reduced exposure helped relative performance. Overall, I would say my investment style for this group is a bit contrarian. While I believe in the long-term secular trends in the brokerage and investment management industry, given its inherent cyclicality I primarily use the corresponding stock volatility to add to positions. I tend to reduce positions when fundamentals are strong and valuations fully reflect it. Conversely, when earnings visibility is low and valuations are dismal, I buy aggressively.

Q. What stocks helped the performance of the fund?

A. There was a lot of consolidation in the brokerage industry during the past 12 months. Consequently, the top performers for the fund were companies that had either been taken over or had been the subject of takeover speculation. DLJ and Paine Webber both contributed significantly to the fund's performance. The stocks of these two companies gained ground prior to their acquisitions, and both were acquired at high premiums, increasing the stocks' value. Lehman Brothers also added to performance on both its own merits as a solid company and as the subject of takeover speculation during the 12-month period.

Q. What stocks detracted from performance?

A. Although the fund underweighted online brokers compared to the Goldman Sachs index, these stocks detracted from absolute performance. Companies such as E*Trade and Ameritrade suffered from contraction of their price-to-earnings (P/E) multiples as the Internet euphoria waned. Earnings for these companies also began to suffer as the retail customer shied away from trading amid the turbulent market of the past six months. This general theme continued through the end of the period. As the market remained weak, investors moved away from online brokers and moved toward help and advice channels. Another company that suffered greatly from the turbulent market was mutual fund company Stilwell Financial, whose funds had significant NASDAQ exposure. The downdraft in technology stocks hurt Stilwell's asset base, performance and, consequently, its stock price during the 12-month period.

Q. What areas are you focusing on now?

A. I continue to like large investment banks. Goldman Sachs, Morgan Stanley and Merrill Lynch are all dominant global players. We're going through a period of purging some of the excesses in the market, which these companies have benefited from during the past couple of years. Still, over the longer term, I expect that these firms can provide excellent performance, and I view this cyclical slowdown as a buying opportunity for some of the beaten-up names.

Q. What's your outlook?

A. I'm cautiously optimistic. Stocks have fallen sharply from their highs. Given their deflated valuations, I'm starting to get more aggressive. With interest rates coming down, I think the market will begin to show signs of recovery and I want to be ready to take advantage of that.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 29, 1985

Fund number: 068

Trading symbol: FSLBX

Size: as of February 28, 2001, more than
$632 million

Manager: Jennifer Nettesheim, since 2000; equity analyst, since 1997; joined Fidelity in 1997

3

Annual Report

Brokerage and Investment Management Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 92.6%
	Shares	Value (Note 1)
BANKS - 0.0%
Bank Sarasin & Compagnie Series B (Reg.)	1	$ 2,879
COMMERCIAL SERVICES & SUPPLIES - 3.9%
Fiserv, Inc. (a)	492,300	24,368,850
Harbor Global Co. Ltd. (a)	2,000	13,750
TOTAL COMMERCIAL SERVICES & SUPPLIES		24,382,600
DIVERSIFIED FINANCIALS - 78.3%
A.G. Edwards, Inc.	435,200	16,916,224
Affiliated Managers Group, Inc. (a)	103,400	5,325,100
Allied Capital Corp.	242,100	5,780,138
American Express Co.	586,800	25,748,784
Ameritrade Holding Corp. Class A (a)	595,600	4,876,475
Bear Stearns Companies, Inc.	487,586	25,442,237
Charles Schwab Corp.	1,364,900	28,526,408
Citigroup, Inc.	555,366	27,312,900
E*Trade Group, Inc. (a)	1,209,000	10,893,090
Eaton Vance Corp. (non-vtg.)	399,200	12,211,528
eSpeed, Inc. Class A (a)	103,200	2,599,350
Federated Investors, Inc. Class B (non-vtg.)	714,750	19,298,250
Franklin Resources, Inc.	678,700	28,328,938
Goldman Sachs Group, Inc.	260,900	23,937,575
J.P. Morgan Chase & Co.	519,220	24,226,805
Jefferies Group, Inc.	126,200	3,773,380
John Nuveen Co. Class A	38,700	2,114,955
Knight Trading Group, Inc. (a)	464,300	7,544,875
LaBranche & Co., Inc. (a)	266,700	11,574,780
Legg Mason, Inc.	353,932	16,932,107
Lehman Brothers Holdings, Inc.	354,500	24,336,425
Liberty Financial Companies, Inc.	245,200	11,078,136
Merrill Lynch & Co., Inc.	453,300	27,152,670
Morgan Stanley Dean Witter & Co.	408,030	26,574,994
Neuberger Berman, Inc.	234,700	17,532,090
Nomura Securities Co. Ltd.	35,000	687,591
Raymond James Financial, Inc.	244,425	8,090,468
Stilwell Financial, Inc.	765,100	24,406,690
T. Rowe Price Group, Inc.	548,100	19,560,319
TD Waterhouse Group, Inc. (a)	1,812,800	22,968,176
Waddell & Reed Financial, Inc.:
Class A	275,854	8,474,235
Class B (multi. vtg.)	44,441	1,352,784
TOTAL DIVERSIFIED FINANCIALS		495,578,477
INSURANCE - 4.8%
Marsh & McLennan Companies, Inc.	237,900	25,455,300
Nationwide Financial Services, Inc. Class A	123,800	5,125,320
TOTAL INSURANCE		30,580,620

	Shares	Value (Note 1)
IT CONSULTING & SERVICES - 1.5%
Investment Technology Group, Inc. (a)	178,500	$ 9,192,750
SOFTWARE - 4.1%
DST Systems, Inc. (a)	425,900	25,979,900
TOTAL COMMON STOCKS (Cost $513,715,776)		585,717,226
Cash Equivalents - 8.7%

Fidelity Cash Central Fund, 5.61% (b)	23,306,298	23,306,298
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	31,829,300	31,829,300
TOTAL CASH EQUIVALENTS (Cost $55,135,598)		55,135,598
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $568,851,374)		640,852,824
NET OTHER ASSETS - (1.3)%		(8,310,220)
NET ASSETS - 100%		$ 632,542,604
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $675,708,034 and $581,670,554, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $45,499 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $576,477,133. Net unrealized appreciation aggregated $64,375,691, of which $132,017,802 related to appreciated investment securities and $67,642,111 related to depreciated investment securities.

The fund hereby designates approximately $82,515,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio
Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $28,933,950) (cost $568,851,374) - See accompanying schedule		$ 640,852,824
Receivable for investments sold		41,016,613
Receivable for fund shares sold		2,313,644
Dividends receivable		209,402
Interest receivable		217,135
Redemption fees receivable		6,517
Other receivables		20,402
Total assets		684,636,537
Liabilities
Payable to custodian bank	$ 325,982
Payable for investments purchased	5,401,106
Payable for fund shares redeemed	13,940,388
Accrued management fee	352,675
Other payables and accrued expenses	244,482
Collateral on securities loaned, at value	31,829,300
Total liabilities		52,093,933
Net Assets		$ 632,542,604
Net Assets consist of:
Paid in capital		$ 505,676,229
Undistributed net investment income		1,248,169
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		53,623,641
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		71,994,565
Net Assets, for 12,626,696 shares outstanding		$ 632,542,604
Net Asset Value and redemption price per share ($632,542,604 ÷ 12,626,696 shares)		$50.10
Maximum offering price per share (100/97.00 of $50.10)		$51.65

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 4,616,037
Interest		3,258,183
Security lending		94,870
Total income		7,969,090
Expenses
Management fee	$ 3,469,514
Transfer agent fees	2,638,248
Accounting and security lending fees	367,224
Non-interested trustees' compensation	2,010
Custodian fees and expenses	30,700
Registration fees	101,759
Audit	25,516
Legal	1,488
Miscellaneous	24,046
Total expenses before reductions	6,660,505
Expense reductions	(148,320)	6,512,185
Net investment income		1,456,905
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	116,246,308
Foreign currency transactions	(188,067)	116,058,241
Change in net unrealized appreciation (depreciation) on:
Investment securities	(48,684,854)
Assets and liabilities in foreign currencies	9,100	(48,675,754)
Net gain (loss)		67,382,487
Net increase (decrease) in net assets resulting from operations		$ 68,839,392
Other Information Sales charges paid to FDC		$ 2,898,725
Deferred sales charges withheld by FDC		$ 3,132
Exchange fees withheld by FSC		$ 22,358
Expense reductions
Directed brokerage arrangements		$ 144,724
Custodian credits		487
Transfer agent credits		3,109
		$ 148,320

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ 1,456,905	$ (430,856)
Net realized gain (loss)	116,058,241	56,881,968
Change in net unrealized appreciation (depreciation)	(48,675,754)	14,521,134
Net increase (decrease) in net assets resulting from operations	68,839,392	70,972,246
Distributions to shareholders From net investment income	-	(594,460)
From net realized gain	(70,096,142)	(29,239,962)
Total distributions	(70,096,142)	(29,834,422)
Share transactions Net proceeds from sales of shares	685,748,426	461,837,909
Reinvestment of distributions	67,291,842	28,620,298
Cost of shares redeemed	(543,812,804)	(591,672,937)
Net increase (decrease) in net assets resulting from share transactions	209,227,464	(101,214,730)
Redemption fees	1,000,000	1,123,789
Total increase (decrease) in net assets	208,970,714	(58,953,117)
Net Assets
Beginning of period	423,571,890	482,525,007
End of period (including undistributed net investment income of $1,248,169 and $0, respectively)	$ 632,542,604	$ 423,571,890
Other Information Shares
Sold	12,206,689	10,180,475
Issued in reinvestment of distributions	1,314,814	654,132
Redeemed	(10,165,298)	(13,287,958)
Net increase (decrease)	3,356,205	(2,453,351)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 45.69	$ 41.16	$ 39.78	$ 25.76	$ 18.49
Income from Investment Operations
Net investment income (loss) C	.13	(.04)	.10	.16	.08
Net realized and unrealized gain (loss)	10.68	7.64	1.72	14.46	7.80
Total from investment operations	10.81	7.60	1.82	14.62	7.88
Less Distributions
From net investment income	-	(.05)	(.01)	(.09)	(.06)
From net realized gain	(6.49)	(3.13)	(.52)	(.61)	(.65)
Total distributions	(6.49)	(3.18)	(.53)	(.70)	(.71)
Redemption fees added to paid in capital	.09	.11	.09	.10	.10
Net asset value, end of period	$ 50.10	$ 45.69	$ 41.16	$ 39.78	$ 25.76
Total Return A, B	23.77%	19.14%	4.76%	57.56%	44.27%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 632,543	$ 423,572	$ 482,525	$ 676,067	$ 458,787
Ratio of expenses to average net assets	1.11%	1.29%	1.26%	1.33%	1.94%
Ratio of expenses to average net assets after expense reductions	1.08% D	1.28% D	1.24% D	1.29% D	1.93% D
Ratio of net investment income (loss) to average net assets	.24%	(.09)%	.26%	.49%	.37%
Portfolio turnover rate	105%	47%	59%	100%	16%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Financial Services Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	39.19%	146.64%	724.67%
Select Financial Services (load adj.)	35.01%	139.24%	699.93%
S&P 500	-8.20%	109.18%	320.75%
GS Financial Services	37.61%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 228 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	39.19%	19.79%	23.49%
Select Financial Services (load adj.)	35.01%	19.06%	23.11%
S&P 500	-8.20%	15.91%	15.45%
GS Financial Services	37.61%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $79,993 - a 699.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Citigroup, Inc.	5.7
J.P. Morgan Chase & Co.	4.8
Bank of America Corp.	4.7
Fannie Mae	4.5
Wells Fargo & Co.	4.1
American International Group, Inc.	3.9
American Express Co.	3.4
Freddie Mac	3.3
Morgan Stanley Dean Witter & Co.	3.0
Berkshire Hathaway, Inc. Class A	2.9
40.3
Top Industries as of February 28, 2001
% of fund's net assets
Diversified Financials	39.0%
Banks	28.0%
Insurance	23.9%
Real Estate	3.2%
Commercial Services & Supplies	0.1%
All Others *	5.8%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Financial Services Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

James Catudal,
Portfolio Manager
of Fidelity Select
Financial Services Portfolio

Q. How did the fund perform, Jim?

A. For the 12 months that ended February 28, 2001, the fund returned 39.19%. In comparison, the Goldman Sachs Financial Services Index, an index of 228 stocks designed to measure the performance of companies in the financial services sector, gained 37.61%. During the same period, the Standard & Poor's 500 Index fell 8.20%.

Q. What factors influenced the performance of financial services stocks during the period?

A. It was an excellent time for investing in financial services stocks. Early on, financial stocks sold at relatively low valuations after being out of favor during the bull market for technology in 1998 and 1999. When technology stocks started falling in March 2000, investors were attracted to finance stocks because of their low valuations. Later in the period, investors began to anticipate that the Federal Reserve Board would reduce short-term interest rates. Falling interest rates are generally favorable for financial services companies, and their stocks continued to rally in anticipation of the Fed's actions. The Fed fulfilled expectations in January 2001, reducing rates twice by a total of 1.00%, or 100 basis points. Meanwhile, the economy generally appeared healthy, limiting potential credit quality problems at banks and other lenders. In addition to these generally positive trends for the entire sector, some industry groups performed particularly well. Property and casualty insurance companies, for example, gained greater pricing power and were able to raise their premiums. Life insurance stocks also started to perform well, helped by their relatively low valuations early in the period. In addition, an increase in merger-and-acquisition activity lifted the stocks of asset management companies.

Q. What were your principal strategies?

A. In general, I had a positive outlook on government-sponsored enterprises and consumer finance companies. I had a neutral view of brokerage companies and a negative outlook on regional banks because of my concern about deteriorating credit quality. I favored insurance stocks because of the improving fundamentals of the entire sector. Government-sponsored mortgage institutions, such as Fannie Mae and Freddie Mac, represented good value. Their stock prices had been hurt earlier in the year because of political controversies over issues such as the implied government guarantee on their debt securities. As these controversies faded and interest rates came down, the government-sponsored enterprises became the strongest performers in the financial services industry. I also had a favorable view of consumer finance companies, such as Household International, MBNA and Capital One, because they had better fundamental outlooks than regional banks. Despite the diversity of their business operations, regional banks had difficulty establishing dominant competitive positions in any of their business lines.

Q. What were some of the investments that helped performance?

A. Fannie Mae and Freddie Mac both performed very well for the fund, as did insurers such as Berkshire Hathaway and American International Group. Wells Fargo also did very well. It was a standout among the regional banks and has been able to show consistent growth over the long term. Other good performers included J.P. Morgan Chase and Bank of America. Their stocks recovered nicely after periods of underperformance.

Q. Were there any disappointments?

A. As technology stocks suffered substantial price erosion, the stocks of some brokerage and asset management companies underperformed because of decreases in trading volume and losses in assets under management. These included brokerages such as Merrill Lynch, Charles Schwab and TD Waterhouse and asset managers such as Stilwell Financial.

Q. What's your outlook for financial services stocks?

A. I see both positive and negative factors that can influence these stocks. On the positive side, the recent interest-rate cuts by the Fed should help financial services companies in general. On the negative side, the economy has slowed and the credit quality of many loans has deteriorated, posing risks for financial services companies such as banks with large loan portfolios. These risks could only worsen if the economy were to slip into a recession. However, I believe a prolonged recession is becoming less likely because of the Fed's actions and because of the increasing prospect of a federal tax cut. If we do avoid a recession, I think financial services stocks should perform relatively well.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 10, 1981

Fund number: 066

Trading symbol: FIDSX

Size: as of February 28, 2001, more than $657 million

Manager: James Catudal, since 2000; manager, Fidelity Select Energy Service Portfolio, 1998-2000; Fidelity Select Industrial Materials Portfolio, 1997-1998; joined Fidelity in 1997

3

Annual Report

Financial Services Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value (Note 1)
BANKS - 28.0%
Astoria Financial Corp.	35,000	$ 1,914,063
BancWest Corp.	25,000	649,000
Bank of America Corp.	621,079	31,022,896
Bank of Montreal	40,000	1,992,058
Bank of New York Co., Inc.	213,736	11,067,250
Bank of Nova Scotia	35,000	993,425
Bank One Corp.	128,119	4,518,757
Canadian Imperial Bank of Commerce	43,200	1,333,882
Charter One Financial, Inc.	30,637	874,993
Comerica, Inc.	47,067	2,995,815
Commerce Bancorp, Inc.	10,000	595,000
Commercial Federal Corp.	70,000	1,541,400
Dime Bancorp, Inc.	90,000	2,691,000
Fifth Third Bancorp	15,000	807,188
First Union Corp.	16,431	531,871
FirstMerit Corp.	30,000	781,875
FleetBoston Financial Corp.	181,234	7,475,903
Golden State Bancorp, Inc.	60,000	1,644,000
Golden West Financial Corp.	19,000	1,042,150
Greenpoint Financial Corp.	50,000	1,725,000
Hibernia Corp. Class A	100,000	1,450,000
M&T Bank Corp.	30,000	2,055,000
Marshall & Ilsley Corp.	40,000	2,158,000
Mellon Financial Corp.	170,000	7,872,700
National Bank of Canada	100,000	1,926,958
PNC Financial Services Group, Inc.	96,500	6,706,750
Royal Bank of Canada	103,000	3,141,430
Silicon Valley Bancshares (a)	26,000	726,375
SouthTrust Corp.	75,000	3,173,438
Summit Bancorp	195,000	8,190,000
SunTrust Banks, Inc.	65,000	4,272,450
Synovus Finanical Corp.	50,000	1,391,000
TCF Financial Corp.	75,000	2,767,500
Toronto Dominion Bank	9,300	248,287
Trustmark Corp.	34,700	756,894
U.S. Bancorp	553,002	12,829,646
UnionBanCal Corp.	31,016	825,646
Wachovia Corp.	24,000	1,515,360
Washington Federal, Inc.	55,000	1,430,000
Washington Mutual, Inc.	341,280	17,531,554
Wells Fargo & Co.	539,650	26,788,226
TOTAL BANKS		183,954,740
COMMERCIAL SERVICES & SUPPLIES - 0.1%
H&R Block, Inc.	18,000	887,400
DIVERSIFIED FINANCIALS - 39.0%
A.G. Edwards, Inc.	35,000	1,360,450
AMBAC Financial Group, Inc.	49,600	2,797,440
American Express Co.	510,300	22,391,964
AmeriCredit Corp. (a)	25,000	854,500
Ameritrade Holding Corp. Class A (a)	25,000	204,688

	Shares	Value (Note 1)
Capital One Financial Corp.	9,000	$ 497,250
Charles Schwab Corp.	750,186	15,678,887
CIT Group, Inc. Class A	50,000	1,155,000
Citigroup, Inc.	765,702	37,657,222
Countrywide Credit Industries, Inc.	58,225	2,575,292
Eaton Vance Corp. (non-vtg.)	40,000	1,223,600
Fannie Mae	372,500	29,688,250
Federated Investors, Inc. Class B (non-vtg.)	44,950	1,213,650
Franklin Resources, Inc.	87,100	3,635,554
Freddie Mac	326,400	21,493,440
Goldman Sachs Group, Inc.	105,000	9,633,750
Household International, Inc.	194,046	11,239,144
J.P. Morgan Chase & Co.	679,560	31,708,270
Knight Trading Group, Inc. (a)	40,100	651,625
LaBranche & Co., Inc. (a)	15,000	651,000
Legg Mason, Inc.	30,000	1,435,200
Lehman Brothers Holdings, Inc.	49,400	3,391,310
Liberty Financial Companies, Inc.	15,000	677,700
MBNA Corp.	119,500	3,929,160
Merrill Lynch & Co., Inc.	239,800	14,364,020
Morgan Stanley Dean Witter & Co.	304,300	19,819,059
Providian Financial Corp.	3,000	150,030
State Street Corp.	8,000	803,600
Stilwell Financial, Inc.	102,300	3,263,370
TD Waterhouse Group, Inc. (a)	40,000	506,800
USA Education, Inc.	105,000	7,615,650
Waddell & Reed Financial, Inc. Class A	134,802	4,141,117
TOTAL DIVERSIFIED FINANCIALS		256,407,992
HOTELS RESTAURANTS & LEISURE - 0.1%
Starwood Hotels & Resorts Worldwide, Inc. unit	20,000	698,000
INSURANCE - 23.9%
ACE Ltd.	152,000	5,563,200
AFLAC, Inc.	125,000	7,520,000
Alleghany Corp.	5,000	1,013,000
Allmerica Financial Corp.	36,100	1,918,715
Allstate Corp.	307,000	12,237,020
American General Corp.	26,000	1,982,240
American International Group, Inc.	312,343	25,549,657
Aon Corp.	20,000	685,400
Arthur J. Gallagher & Co.	28,000	714,840
AXA SA de CV sponsored ADR	39,019	2,430,884
Berkshire Hathaway, Inc.:
Class A (a)	269	18,910,700
Class B (a)	5,200	12,162,800
Conseco, Inc.	77,100	1,080,942
Everest Re Group Ltd.	40,000	2,530,000
Fidelity National Financial, Inc.	80,000	2,476,800
First American Corp.	35,000	1,064,000
Hartford Financial Services Group, Inc.	86,000	5,491,100
HCC Insurance Holdings, Inc.	60,000	1,411,200
Common Stocks - continued
	Shares	Value (Note 1)
INSURANCE - CONTINUED
Jefferson-Pilot Corp.	32,000	$ 2,160,320
John Hancock Financial Services, Inc.	162,400	5,586,560
Leucadia National Corp.	25,000	852,750
Lincoln National Corp.	20,000	877,400
Loews Corp.	20,000	2,173,400
Marsh & McLennan Companies, Inc.	92,500	9,897,500
MBIA, Inc.	14,400	1,094,112
MetLife, Inc.	150,000	4,627,500
PartnerRe Ltd.	12,000	633,720
Protective Life Corp.	72,000	2,167,200
Reinsurance Group of America, Inc.	50,000	1,932,500
RenaissanceRe Holdings Ltd.	15,000	1,115,250
Royal & Sun Alliance Insurance Group PLC	150,000	1,137,819
SAFECO Corp.	20,000	435,000
Sun Life Financial Services Canada, Inc.	240,000	5,351,214
The Chubb Corp.	45,000	3,228,750
The St. Paul Companies, Inc.	45,000	2,083,050
UnumProvident Corp.	55,000	1,439,350
XL Capital Ltd. Class A	77,000	5,852,770
TOTAL INSURANCE		157,388,663
REAL ESTATE - 3.2%
Apartment Investment & Management Co. Class A	65,000	2,860,000
AvalonBay Communities, Inc.	45,000	2,137,050
BRE Properties, Inc. Class A	10,000	292,800
CenterPoint Properties Trust	15,000	690,750
Crescent Real Estate Equities Co.	105,000	2,230,200
Duke-Weeks Realty Corp.	40,000	916,000
Equity Office Properties Trust	80,000	2,305,600
Equity Residential Properties Trust (SBI)	82,800	4,313,880
First Industrial Realty Trust, Inc.	25,000	821,250
Host Marriott Corp.	50,000	631,000
Spieker Properties, Inc.	40,000	2,239,200
Vornado Realty Trust	40,000	1,512,400
TOTAL REAL ESTATE		20,950,130
TOTAL COMMON STOCKS (Cost $483,242,898)		620,286,925
Cash Equivalents - 6.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.61% (b)	34,919,609	$ 34,919,609
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	7,104,200	7,104,200
TOTAL CASH EQUIVALENTS (Cost $42,023,809)		42,023,809
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $525,266,707)		662,310,734
NET OTHER ASSETS - (0.7)%		(4,777,235)
NET ASSETS - 100%		$ 657,533,499
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $692,966,118 and $524,254,801, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $70,772 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $532,660,773. Net unrealized appreciation aggregated $129,649,961, of which $152,263,640 related to appreciated investment securities and $22,613,679 related to depreciated investment securities.

The fund hereby designates approximately $17,249,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Financial Services Portfolio
Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $6,455,608) (cost $525,266,707) - See accompanying schedule		$ 662,310,734
Receivable for investments sold		7,088,331
Receivable for fund shares sold		1,300,469
Dividends receivable		913,509
Interest receivable		239,320
Redemption fees receivable		3,076
Other receivables		1,908
Total assets		671,857,347
Liabilities
Payable for fund shares redeemed	$ 6,642,082
Accrued management fee	340,968
Other payables and accrued expenses	236,598
Collateral on securities loaned, at value	7,104,200
Total liabilities		14,323,848
Net Assets		$ 657,533,499
Net Assets consist of:
Paid in capital		$ 510,407,894
Undistributed net investment income		1,843,873
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,244,978
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		137,036,754
Net Assets, for 6,054,997 shares outstanding		$ 657,533,499
Net Asset Value and redemption price per share ($657,533,499 ÷ 6,054,997 shares)		$108.59
Maximum offering price per share (100/97.00 of $108.59)		$111.95

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 8,728,073
Interest		2,353,144
Security lending		23,478
Total income		11,104,695
Expenses
Management fee	$ 3,020,153
Transfer agent fees	2,176,482
Accounting and security lending fees	329,172
Non-interested trustees' compensation	2,100
Custodian fees and expenses	24,670
Registration fees	98,120
Audit	25,477
Legal	1,244
Miscellaneous	1,195
Total expenses before reductions	5,678,613
Expense reductions	(149,873)	5,528,740
Net investment income		5,575,955
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	18,749,073
Foreign currency transactions	33,391	18,782,464
Change in net unrealized appreciation (depreciation) on:
Investment securities	105,961,116
Assets and liabilities in foreign currencies	(7,273)	105,953,843
Net gain (loss)		124,736,307
Net increase (decrease) in net assets resulting from operations		$ 130,312,262
Other Information Sales charges paid to FDC		$ 1,683,353
Deferred sales charges withheld by FDC		$ 10,145
Exchange fees withheld by FSC		$ 18,990
Expense reductions
Directed brokerage arrangements		$ 144,554
Custodian credits		763
Transfer agent credits		4,556
		$ 149,873

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income	$ 5,575,955	$ 3,404,646
Net realized gain (loss)	18,782,464	39,254,789
Change in net unrealized appreciation (depreciation)	105,953,843	(106,918,398)
Net increase (decrease) in net assets resulting from operations	130,312,262	(64,258,963)
Distributions to shareholders From net investment income	(4,137,696)	(3,318,425)
From net realized gain	(17,199,379)	(25,466,741)
Total distributions	(21,337,075)	(28,785,166)
Share transactions Net proceeds from sales of shares	645,809,973	375,427,486
Reinvestment of distributions	20,410,405	27,476,805
Cost of shares redeemed	(462,680,632)	(513,506,187)
Net increase (decrease) in net assets resulting from share transactions	203,539,746	(110,601,896)
Redemption fees	866,880	798,200
Total increase (decrease) in net assets	313,381,813	(202,847,825)
Net Assets
Beginning of period	344,151,686	546,999,511
End of period (including undistributed net investment income of $1,843,873 and $1,570,371, respectively)	$ 657,533,499	$ 344,151,686
Other Information Shares
Sold	6,180,466	3,739,478
Issued in reinvestment of distributions	199,735	281,965
Redeemed	(4,557,758)	(5,214,250)
Net increase (decrease)	1,822,443	(1,192,807)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 81.31	$ 100.82	$ 103.28	$ 82.94	$ 65.70
Income from Investment Operations
Net investment income C	1.10	.67	.56	.70	.74
Net realized and unrealized gain (loss)	30.26	(14.61)	7.88	30.65	21.55
Total from investment operations	31.36	(13.94)	8.44	31.35	22.29
Less Distributions
From net investment income	(.80)	(.64)	(.19)	(.64)	(.63)
From net realized gain	(3.45)	(5.09)	(10.81)	(10.51)	(4.56)
Total distributions	(4.25)	(5.73)	(11.00)	(11.15)	(5.19)
Redemption fees added to paid in capital	.17	.16	.10	.14	.14
Net asset value, end of period	$ 108.59	$ 81.31	$ 100.82	$ 103.28	$ 82.94
Total Return A, B	39.19%	(14.53)%	8.42%	41.08%	35.54%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 657,533	$ 344,152	$ 547,000	$ 604,908	$ 426,424
Ratio of expenses to average net assets	1.09%	1.19%	1.20%	1.31%	1.45%
Ratio of expenses to average net assets after expense reductions	1.06% D	1.17% D	1.18% D	1.29% D	1.43% D
Ratio of net investment income to average net assets	1.07%	.66%	.58%	.78%	1.03%
Portfolio turnover rate	107%	57%	60%	84%	80%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Home Finance Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	68.78%	100.25%	777.65%
Select Home Finance (load adj.)	63.72%	94.24%	751.32%
S&P 500	-8.20%	109.18%	320.75%
GS Financial Services	37.61%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 228 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	68.78%	14.90%	24.26%
Select Home Finance (load adj.)	63.72%	14.20%	23.88%
S&P 500	-8.20%	15.91%	15.45%
GS Financial Services	37.61%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $85,132 - a 751.32% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Freddie Mac	6.6
Fannie Mae	6.4
Washington Mutual, Inc.	5.6
General Electric Co.	5.6
Dime Bancorp, Inc.	4.8
PNC Financial Services Group, Inc.	4.8
Wells Fargo & Co.	4.7
J.P. Morgan Chase & Co.	4.5
North Fork Bancorp, Inc.	4.2
Household International, Inc.	3.8
51.0
Top Industries as of February 28, 2001
% of fund's net assets
Banks	47.3%
Diversified Financials	25.8%
Insurance	15.4%
Industrial Conglomerates	5.6%
All Others*	5.9%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Home Finance Portfolio
Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Victor Thay (left), who managed Fidelity Select Home Finance Portfolio for most of the period covered by this report, with additional comments from Jeff Feingold (right), who became manager of the fund on January 31, 2001.

Q. How did the fund perform, Victor?

V.T. It did exceptionally well. For the 12 months that ended February 28, 2001, the fund returned 68.78%. That outdistanced by a wide margin the 37.61% return of the Goldman Sachs Financial Services Index - an index of 228 stocks designed to measure the performance of companies in the financial services sector. The fund's performance advantage was even greater compared with the Standard & Poor's 500 Index, which fell 8.20% during the same period.

Q. Why did the fund outperform its benchmarks by so much?

V.T. Finance was one of the best-performing sectors of the market, and home finance was one of the top groups within that sector. In the face of a weakening economy, crumbling stock prices in the technology and telecommunications sectors and falling interest rates, many investors turned to home finance stocks as a source of stable earnings growth and safety from a credit quality perspective. When the economy is slowing, residential mortgage companies typically offer greater safety and more consistent performance than commercial banks, brokerage companies, investment banks and other financial businesses whose stocks are included in the Goldman Sachs index. Brokerage stocks, for example, are one of the first to react to an economic downturn because the stock market tends to anticipate what is happening to the economy. Therefore, while the Goldman Sachs index was strong, its returns fell short of the home finance group. The S&P 500 fell under the weight of deteriorating earnings forecasts amid the meltdown in growth stocks. Finally, stock selection helped the fund's returns considerably, as its two largest holdings made the largest contributions to performance.

Q. The Federal Reserve Board began to aggressively lower interest rates toward the end of the period. What effect did that have on home finance stocks?

V.T. There were two Fed rate cuts - both occurred in January and both were half-point reductions. Falling short-term interest rates tend to help thrifts, which make money by borrowing on a short-term basis through savings accounts and certificates of deposit and lending over the long term through mortgages, many of which have fixed interest rates.

Q. What stocks performed well during the period?

V.T. Topping the list of strong performers were Freddie Mac and Fannie Mae, the two government-sponsored purchasers of residential mortgages. Earlier in the period, these stocks were ignored in favor of high-growth technology and telecom stocks. Additionally, they were depressed by possible legislative changes to their charters that might have lessened their competitive advantages. However, the risk of Congressional interference faded in August, and the two stocks rebounded strongly in the second half of the period. Two other positive contributors, Golden West Financial and Astoria Financial, are traditional thrifts with large and rapidly growing portfolios of adjustable-rate mortgages.

Q. What stocks detracted from performance?

V.T. Intuit, a maker of personal finance software, was one of the biggest detractors. The stock was hurt early in the period by news that design flaws in the company's Web site caused it to leak confidential information. Later, Intuit was swept along by the tide of investors abandoning software and other segments of technology. Lending Tree and Homestore, both involved in Internet origination of mortgages, fell victim to the technology sell-off and also suffered because consumers were more reluctant than originally expected to obtain mortgages over the Internet. I sold all three stocks.

Q. Turning to you, Jeff, what's your outlook?

J.F. The coming year should be an interesting one for the home finance industry. On the one hand, lower interest rates should boost refinancing activity, helping mortgage purchasers such as Fannie Mae and Freddie Mac as well as title insurers. On the other hand, a slowing economy presents a greater risk of deteriorating credit quality, which could mean higher delinquency rates for home finance companies. Greater credit risk will make it more important to assess the financial strength of the fund's holdings, and that will be one area I will emphasize going forward.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 098

Trading symbol: FSVLX

Size: as of February 28, 2001, more than $417 million

Manager: Jeff Feingold, since January 2001; manager, Fidelity Select Defense and Aerospace Portfolio and Fidelity Select Air Transportation Portfolio, 1998-2001; analyst, various industries, 1997-1998; joined Fidelity in 1997

3

Annual Report

Home Finance Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
BANKS - 47.3%
Astoria Financial Corp.	209,200	$ 11,440,625
Banknorth Group, Inc.	312,575	6,310,108
Berkshire Hills Bancorp, Inc.	50,000	907,500
Capitol Federal Financial	3,900	62,156
Charter One Financial, Inc.	356,013	10,167,731
Colonial Bancgroup, Inc.	81,400	1,050,060
Commercial Federal Corp.	178,525	3,931,121
Dime Bancorp, Inc.	675,200	20,188,480
Dime Bancorp, Inc. warrants 12/31/49 (a)	425,000	106,250
First Federal Savings & Loan Association of East Hartford	35,300	1,290,656
Golden State Bancorp, Inc.	580,492	15,905,481
Golden West Financial Corp.	212,400	11,650,140
Greenpoint Financial Corp.	106,900	3,688,050
Independence Community Bank Corp.	181,600	3,030,450
Indymac Bancorp, Inc. (a)	37,000	977,170
North Fork Bancorp, Inc.	695,900	17,397,500
PNC Financial Services Group, Inc.	289,000	20,085,500
Richmond County Financial Corp.	93,000	2,511,000
Roslyn Bancorp, Inc.	77,815	1,925,921
Seacoast Financial Services Corp.	94,800	1,422,000
Sovereign Bancorp, Inc.	355,000	3,161,719
Staten Island Bancorp, Inc.	83,100	2,065,035
TCF Financial Corp.	204,000	7,527,600
Washington Federal, Inc.	209,247	5,440,422
Washington Mutual, Inc.	456,970	23,474,549
Webster Financial Corp.	78,100	2,220,969
Wells Fargo & Co.	394,500	19,582,980
TOTAL BANKS		197,521,173
DIVERSIFIED FINANCIALS - 25.8%
Bank United Litigation Contingent Payment Rights Trust rights (a)	126,300	43,422
Countrywide Credit Industries, Inc.	357,200	15,798,956
Doral Financial Corp.	100,000	2,856,250
Fannie Mae	334,500	26,659,650
Freddie Mac	419,900	27,650,415
Household International, Inc.	274,900	15,922,208
J.P. Morgan Chase & Co.	401,900	18,752,654
TOTAL DIVERSIFIED FINANCIALS		107,683,555
INDUSTRIAL CONGLOMERATES - 5.6%
General Electric Co.	500,900	23,291,850
INSURANCE - 15.4%
American International Group, Inc.	141,400	11,566,520
Fidelity National Financial, Inc.	198,600	6,148,656
First American Corp.	400,000	12,160,000
MGIC Investment Corp.	103,100	5,974,645
Old Republic International Corp.	447,000	12,627,750

	Shares	Value (Note 1)
PMI Group, Inc.	156,710	$ 8,777,327
Radian Group, Inc.	117,300	7,255,005
TOTAL INSURANCE		64,509,903
TOTAL COMMON STOCKS (Cost $301,010,783)		393,006,481
Cash Equivalents - 3.5%

Fidelity Cash Central Fund, 5.61% (b) (Cost $14,513,404)	14,513,404	14,513,404
TOTAL INVESTMENT PORTFOLIO - 97.6% (Cost $315,524,187)		407,519,885
NET OTHER ASSETS - 2.4%		10,069,125
NET ASSETS - 100%		$ 417,589,010
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $397,982,387 and $336,429,618, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $40,543 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $317,112,445. Net unrealized appreciation aggregated $90,407,440, of which $96,680,112 related to appreciated investment securities and $6,272,672 related to depreciated investment securities.

The fund hereby designates approximately $2,190,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Home Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (cost $315,524,187) - See accompanying schedule		$ 407,519,885
Receivable for investments sold		11,570,310
Receivable for fund shares sold		2,819,861
Dividends receivable		326,493
Interest receivable		120,940
Redemption fees receivable		9,770
Other receivables		12,268
Total assets		422,379,527
Liabilities
Payable for investments purchased	$ 93,344
Payable for fund shares redeemed	4,316,476
Accrued management fee	202,808
Other payables and accrued expenses	177,889
Total liabilities		4,790,517
Net Assets		$ 417,589,010
Net Assets consist of:
Paid in capital		$ 299,669,326
Undistributed net investment income		543,035
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		25,383,456
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		91,993,193
Net Assets, for 8,058,775 shares outstanding		$ 417,589,010
Net Asset Value and redemption price per share ($417,589,010 ÷ 8,058,775 shares)		$51.82
Maximum offering price per share (100/97.00 of $51.82)		$53.42

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 5,199,873
Interest		1,334,878
Security lending		19,078
Total income		6,553,829
Expenses
Management fee	$ 1,777,914
Transfer agent fees	1,890,119
Accounting and security lending fees	202,440
Non-interested trustees' compensation	1,666
Custodian fees and expenses	11,162
Registration fees	83,113
Audit	23,885
Legal	824
Miscellaneous	752
Total expenses before reductions	3,991,875
Expense reductions	(93,855)	3,898,020
Net investment income		2,655,809
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		34,939,556
Change in net unrealized appreciation (depreciation) on:
Investment securities	94,735,133
Assets and liabilities in foreign currencies	(64)	94,735,069
Net gain (loss)		129,674,625
Net increase (decrease) in net assets resulting from operations		$ 132,330,434
Other Information Sales charges paid to FDC		$ 866,488
Deferred sales charges withheld by FDC		$ 2,596
Exchange fees withheld by FSC		$ 25,888
Expense reductions
Directed brokerage arrangements		$ 87,809
Custodian credits		1,297
Transfer agent credits		4,749
		$ 93,855

See accompanying notes which are an integral part of the financial statements.

Annual Report

Home Finance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income	$ 2,655,809	$ 3,600,499
Net realized gain (loss)	34,939,556	5,414,103
Change in net unrealized appreciation (depreciation)	94,735,069	(94,930,098)
Net increase (decrease) in net assets resulting from operations	132,330,434	(85,915,496)
Distributions to shareholders From net investment income	(2,279,946)	(2,523,487)
From net realized gain	(486,376)	(8,694,427)
Total distributions	(2,766,322)	(11,217,914)
Share transactions Net proceeds from sales of shares	484,445,851	119,654,192
Reinvestment of distributions	2,625,471	10,658,735
Cost of shares redeemed	(413,070,852)	(561,225,441)
Net increase (decrease) in net assets resulting from share transactions	74,000,470	(430,912,514)
Redemption fees	966,459	663,676
Total increase (decrease) in net assets	204,531,041	(527,382,248)
Net Assets
Beginning of period	213,057,969	740,440,217
End of period (including undistributed net investment income of $543,035 and $2,868,182, respectively)	$ 417,589,010	$ 213,057,969
Other Information Shares
Sold	10,506,806	2,834,768
Issued in reinvestment of distributions	54,779	267,110
Redeemed	(9,393,019)	(13,801,852)
Net increase (decrease)	1,168,566	(10,699,974)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 30.92	$ 42.09	$ 53.36	$ 46.00	$ 33.30
Income from Investment Operations
Net investment income C	.37	.30	.28	.33	.53
Net realized and unrealized gain (loss)	20.73	(10.64)	(10.16)	13.10	14.60
Total from investment operations	21.10	(10.34)	(9.88)	13.43	15.13
Less Distributions
From net investment income	(.26)	(.19)	(.07)	(.29)	(.32)
From net realized gain	(.07)	(.69)	(1.38)	(5.84)	(2.16)
Total distributions	(.33)	(.88)	(1.45)	(6.13)	(2.48)
Redemption fees added to paid in capital	.13	.05	.06	.06	.05
Net asset value, end of period	$ 51.82	$ 30.92	$ 42.09	$ 53.36	$ 46.00
Total Return A,B	68.78%	(24.88)%	(19.12)%	32.39%	47.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 417,589	$ 213,058	$ 740,440	$ 1,668,610	$ 1,176,828
Ratio of expenses to average net assets	1.30%	1.39%	1.19%	1.21%	1.38%
Ratio of expenses to average net assets after expense reductions	1.27% D	1.37% D	1.18% D	1.19% D	1.34% D
Ratio of net investment income to average net assets	.87%	.72%	.57%	.67%	1.41%
Portfolio turnover rate	115%	91%	18%	54%	78%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Insurance Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Insurance	73.17%	171.36%	483.66%
Select Insurance (load adj.)	67.98%	163.22%	466.15%
S&P 500	-8.20%	109.18%	320.75%
GS Financial Services	37.61%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 228 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Insurance	73.17%	22.10%	19.29%
Select Insurance (load adj.)	67.98%	21.36%	18.93%
S&P 500	-8.20%	15.91%	15.45%
GS Financial Services	37.61%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $56,615 - a 466.15% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Allstate Corp.	5.7
Marsh & McLennan Companies, Inc.	4.1
CIGNA Corp.	4.1
AFLAC, Inc.	4.1
XL Capital Ltd. Class A	3.9
Hartford Financial Services Group, Inc.	3.9
American International Group, Inc.	3.9
Berkshire Hathaway, Inc. Class A	3.8
The Chubb Corp.	3.7
ACE Ltd.	3.6
40.8
Top Industries as of February 28, 2001
% of fund's net assets
Insurance	84.6%
Health Care Providers & Services	5.9%
Diversified Financials	3.5%
All Others *	6.0%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Insurance Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Forrest Fontana became Portfolio Manager of Fidelity Select Insurance Portfolio on September 28, 2000.

Q. How did the fund perform, Forrest?

A. It performed very well. For the 12 months that ended February 28, 2001, the fund returned 73.17%. In comparison, the Goldman Sachs Financial Services Index - an index of 228 stocks designed to measure the performance of companies in the financial services industry - returned 37.61%, while the Standard & Poor's 500 Index fell 8.20%.

Q. What factors contributed to the fund's strong return?

A. Several positive factors helped propel the strong performance of insurance company stocks. At the beginning of the 12-month period, financial services stocks were priced at relatively low valuations because of investors' preference for new economy technology stocks. As technology stocks started to fall, the low prices of finance stocks attracted investors, and the sector generally did well. With this as a backdrop, two additional trends favored insurance stocks in particular. The first was the decline in interest rates. Insurance companies are major investors in bonds and tend to benefit as interest rates decline and bond prices correspondingly rise. In times of falling interest rates, investors are attracted to insurance companies as a proxy for bond investments. The second positive trend was a cyclical improvement in the ability of property and casualty companies, especially commercial property and casualty companies, to increase the premiums they charge their customers. Ultimately, this enhanced pricing power results in improved earnings and returns on equity. While the greater pricing power primarily helped commercial property and casualty companies and brokers, personal property and casualty companies also benefited. Life insurance companies, especially those with mutual fund and annuity businesses, performed well early in the period.

Q. What were the fund's principal strategies?

A. Throughout the year, the fund overweighted commercial property and casualty companies because of their improving fundamentals. I continued that emphasis after taking over the fund in September. I also continued to underweight life insurance companies, principally because they were not as attractive as the property and casualty companies. In addition, life insurance companies tend to be more sensitive to volatility in the stock market because many life insurers own mutual fund companies or annuity businesses. Revenues are dependent on the size of the assets under management and, therefore, are vulnerable to major trends in the stock market. In general, I maintained the largest positions in established, blue chip insurance companies such as American International Group and Hartford Financial. I also invested in attractive specialty life insurers, such as AFLAC, a company that offers supplemental life and disability insurance.

Q. What were some of the investments that helped performance?

A. In addition to commercial property and casualty firms, reinsurance companies and financial guarantee companies tended to perform very well. Financial Security Insurance Corporation, a financial guarantee company later acquired by a French firm, Dexia, was a particularly strong performer. Everest Reinsurance and Renaissance Reinsurance, two Bermuda-based reinsurance companies, also did well. The fund also benefited from the performance of primary insurers such as ACE and Chubb.

Q. Were there any disappointments?

A. While brokers of commercial insurance tended to do well, two companies - E.W. Blanch and Aon - were disappointments. In both cases, the problems were self-inflicted. E.W. Blanch, which I sold, failed to deliver the earnings it promised to investors and eventually had a change in management. Aon had difficulties integrating the operations of companies that it had acquired.

Q. What's your outlook for insurance stocks?

A. The prospects for commercial property and casualty insurers continue to look favorable. While they started to gain greater pricing power last year, the full effects of higher premiums on company earnings may show up later in 2001. These companies have the potential to continue to outperform the general insurance industry as their pricing power translates into greater earnings growth and improved returns on equity. However, I will watch these companies carefully to see how much their earnings improve and how that translates into stock performance. I am not aggressively investing in life insurers due to the potential difficulties in the annuity business posed by stock market volatility. In general, I'll continue to emphasize fundamental research, picking investments on a stock-by-stock basis and looking for underpriced companies with good earnings growth and returns on equity.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 045

Trading symbol: FSPCX

Size: as of February 28, 2001, more than $142 million

Manager: Forrest Fontana, since September 2000; equity analyst, insurance industry, since 2000; joined Fidelity in 2000

3

Annual Report

Insurance Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (Note 1)
DIVERSIFIED FINANCIALS - 3.5%
AMBAC Financial Group, Inc.	54,750	$ 3,087,900
Liberty Financial Companies, Inc.	41,600	1,879,488
TOTAL DIVERSIFIED FINANCIALS		4,967,388
HEALTH CARE PROVIDERS & SERVICES - 5.9%
CIGNA Corp.	52,900	5,801,543
Wellpoint Health Networks, Inc. (a)	25,900	2,560,215
TOTAL HEALTH CARE PROVIDERS & SERVICES		8,361,758
INSURANCE - 84.6%
ACE Ltd.	141,000	5,160,600
AFLAC, Inc.	95,900	5,769,344
Allmerica Financial Corp.	29,373	1,561,175
Allstate Corp.	205,100	8,175,284
American Financial Group, Inc.	39,700	952,800
American General Corp.	60,800	4,635,392
American International Group, Inc.	67,155	5,493,279
American National Insurance Co.	6,700	489,205
Aon Corp.	52,900	1,812,883
Arthur J. Gallagher & Co.	30,400	776,112
Berkshire Hathaway, Inc.:
Class A (a)	76	5,342,800
Class B (a)	688	1,609,232
Brown & Brown, Inc.	23,500	916,500
Cincinnati Financial Corp.	44,700	1,645,519
CNA Financial Corp. (a)	19,300	729,733
Conseco, Inc.	135,800	1,903,916
Erie Indemnity Co. Class A	28,500	790,875
Everest Re Group Ltd.	32,700	2,068,275
Fidelity National Financial, Inc.	27,400	848,304
First American Corp.	26,200	796,480
Hartford Financial Services Group, Inc.	86,200	5,503,870
HCC Insurance Holdings, Inc.	50,100	1,178,352
Hilb, Rogal & Hamilton Co.	7,400	283,050
Jefferson-Pilot Corp.	53,900	3,638,789
John Hancock Financial Services, Inc.	135,400	4,657,760
LandAmerica Financial Group, Inc.	16,300	585,170
Leucadia National Corp.	14,100	480,951
Lincoln National Corp.	57,600	2,526,912
Markel Corp. (a)	6,800	1,222,300
Marsh & McLennan Companies, Inc.	54,500	5,831,500
MBIA, Inc.	55,100	4,186,498
Mercury General Corp.	36,600	1,251,720
MetLife, Inc.	100	3,085
MGIC Investment Corp.	27,300	1,582,035
Nationwide Financial Services, Inc. Class A	10,600	438,840
Old Republic International Corp.	68,000	1,921,000
PartnerRe Ltd.	36,800	1,943,408
PMI Group, Inc.	22,050	1,235,021
Progressive Corp.	15,800	1,564,200

	Shares	Value (Note 1)
Protective Life Corp.	51,400	$ 1,547,140
Radian Group, Inc.	7,600	470,060
Reinsurance Group of America, Inc.	41,100	1,588,515
RenaissanceRe Holdings Ltd.	16,300	1,211,905
SAFECO Corp.	100	2,175
StanCorp Financial Group, Inc.	13,800	539,580
The Chubb Corp.	73,829	5,297,231
The MONY Group, Inc.	10,500	388,500
The St. Paul Companies, Inc.	94,900	4,392,921
Torchmark Corp.	23,000	799,940
Transatlantic Holdings, Inc.	12,100	1,206,128
Trenwick Group Ltd.	34,300	753,228
UICI (a)	85,100	697,820
Unitrin, Inc.	20,200	777,700
UnumProvident Corp.	85,835	2,246,302
W.R. Berkley Corp.	12,600	537,863
XL Capital Ltd. Class A	73,700	5,601,937
Zenith National Insurance Corp.	27,000	737,100
TOTAL INSURANCE		120,308,214
TOTAL COMMON STOCKS (Cost $111,088,238)		133,637,360
Cash Equivalents - 5.7%

Fidelity Cash Central Fund, 5.61% (b) (Cost $8,066,707)	8,066,707	8,066,707
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $119,154,945)		141,704,067
NET OTHER ASSETS - 0.3%		445,321
NET ASSETS - 100%		$ 142,149,388
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $252,795,768 and $177,541,967, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $17,692 for the period.

Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $120,414,807. Net unrealized appreciation aggregated $21,289,260, of which $24,558,628 related to appreciated investment securities and $3,269,368 related to depreciated investment securities.

The fund hereby designates approximately $1,581,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund designates 56% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (cost $119,154,945) - See accompanying schedule		$ 141,704,067
Receivable for investments sold		996,123
Receivable for fund shares sold		1,292,512
Dividends receivable		139,896
Interest receivable		46,478
Redemption fees receivable		1,715
Other receivables		116
Total assets		144,180,907
Liabilities
Payable for fund shares redeemed	$ 1,890,092
Accrued management fee	68,941
Other payables and accrued expenses	72,486
Total liabilities		2,031,519
Net Assets		$ 142,149,388
Net Assets consist of:
Paid in capital		$ 117,917,683
Undistributed net investment income		249,274
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,433,309
Net unrealized appreciation (depreciation) on investments		22,549,122
Net Assets, for 3,016,797 shares outstanding		$ 142,149,388
Net Asset Value and redemption price per share ($142,149,388 ÷ 3,016,797 shares)		$47.12
Maximum offering price per share (100/97.00 of $47.12)		$48.58

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 1,442,801
Interest		527,464
Security lending		3,989
Total income		1,974,254
Expenses
Management fee	$ 629,575
Transfer agent fees	480,504
Accounting and security lending fees	80,524
Non-interested trustees' compensation	359
Custodian fees and expenses	29,358
Registration fees	64,300
Audit	15,271
Legal	187
Miscellaneous	196
Total expenses before reductions	1,300,274
Expense reductions	(39,588)	1,260,686
Net investment income		713,568
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,676,457
Foreign currency transactions	2,962	4,679,419
Change in net unrealized appreciation (depreciation) on investment securities		25,609,310
Net gain (loss)		30,288,729
Net increase (decrease) in net assets resulting from operations		$ 31,002,297
Other Information Sales charges paid to FDC		$ 955,844
Deferred sales charges withheld by FDC		$ 451
Exchange fees withheld by FSC		$ 9,623
Expense reductions
Directed brokerage arrangements		$ 39,208
Custodian credits		380
		$ 39,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ 713,568	$ (77,804)
Net realized gain (loss)	4,679,419	9,100,781
Change in net unrealized appreciation (depreciation)	25,609,310	(18,366,238)
Net increase (decrease) in net assets resulting from operations	31,002,297	(9,343,261)
Distributions to shareholders From net investment income	(467,256)	-
From net realized gain	(2,530,970)	(11,006,673)
Total distributions	(2,998,226)	(11,006,673)
Share transactions Net proceeds from sales of shares	348,176,839	39,337,528
Reinvestment of distributions	2,900,003	10,527,687
Cost of shares redeemed	(266,980,366)	(82,991,526)
Net increase (decrease) in net assets resulting from share transactions	84,096,476	(33,126,311)
Redemption fees	528,248	117,358
Total increase (decrease) in net assets	112,628,795	(53,358,887)
Net Assets
Beginning of period	29,520,593	82,879,480
End of period (including undistributed net investment income of $249,274 and $0, respectively)	$ 142,149,388	$ 29,520,593
Other Information Shares
Sold	8,104,042	1,020,932
Issued in reinvestment of distributions	59,585	282,466
Redeemed	(6,214,709)	(2,202,457)
Net increase (decrease)	1,948,918	(899,059)

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 27.64	$ 42.14	$ 42.10	$ 32.62	$ 26.77
Income from Investment Operations
Net investment income (loss) C	.28	(.05)	(.04)	.01	.01
Net realized and unrealized gain (loss)	19.76	(7.92)	4.01	12.93	7.21
Total from investment operations	20.04	(7.97)	3.97	12.94	7.22
Less Distributions
From net investment income	(.12)	-	-	-	(.03)
From net realized gain	(.65)	(6.60)	(3.98)	(3.54)	(1.45)
Total distributions	(.77)	(6.60)	(3.98)	(3.54)	(1.48)
Redemption fees added to paid in capital	.21	.07	.05	.08	.11
Net asset value, end of period	$ 47.12	$ 27.64	$ 42.14	$ 42.10	$ 32.62
Total Return A, B	73.17%	(22.12)%	9.84%	42.81%	28.28%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 142,149	$ 29,521	$ 82,879	$ 125,151	$ 42,367
Ratio of expenses to average net assets	1.20%	1.39%	1.33%	1.45%	1.82%
Ratio of expenses to average net assets after expense reductions	1.16% D	1.36% D	1.31% D	1.43% D	1.77% D
Ratio of net investment income (loss) to average net assets	.66%	(.12)%	(.10)%	.02%	.05%
Portfolio turnover rate	175%	107%	72%	157%	142%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Biotechnology Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. Effective September 28, 2000, the $7.50 long-term trading fee was eliminated. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-31.61%	191.97%	428.50%
Select Biotechnology (load adj.)	-33.66%	183.21%	412.64%
S&P 500	-8.20%	109.18%	320.75%
GS Health Care	21.49%	n/a**	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 107 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2001	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-31.61%	23.90%	18.11%
Select Biotechnology (load adj.)	-33.66%	23.15%	17.76%
S&P 500	-8.20%	15.91%	15.45%
GS Health Care	21.49%	n/a**	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on February 28, 1991, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 2001, the value of the investment would have grown to $51,264 - a 412.64% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,075 - a 320.75% increase.

Investment Summary

Top Ten Stocks as of February 28, 2001
% of fund's net assets
Amgen, Inc.	7.1
Immunex Corp.	6.5
Applera Corp. - Applied Biosystems Group	4.9
Medimmune, Inc.	4.7
Millennium Pharmaceuticals, Inc.	4.2
Human Genome Sciences, Inc.	4.2
Merck & Co., Inc.	4.2
IDEC Pharmaceuticals Corp.	4.0
Biogen, Inc.	3.8
Pfizer, Inc.	3.5
47.1
Top Industries as of February 28, 2001
% of fund's net assets
Biotechnology	65.7%
Pharmaceuticals	21.9%
Health Care Equipment & Supplies	5.7%
Health Care Providers & Services	0.6%
Electronic Equipment & Instruments	0.2%
All Others*	5.9%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Biotechnology Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Brian Younger became Portfolio Manager of Fidelity Select Biotechnology Portfolio on September 28, 2000.

Q. How did the fund perform, Brian?

A. For the 12-month period that ended February 28, 2001, the fund returned -31.61%. By comparison, the Goldman Sachs Health Care Index - an index of 107 stocks designed to measure the performance of companies in the health care sector - returned 21.49%. During the same period, the Standard & Poor's 500 Index returned -8.20%.

Q. What factors caused the fund to underperform the Goldman Sachs index during the period?

A. The fund's lack of exposure to areas in the index that performed well, such as health care services, caused its performance to lag that of the index. In part, biotechnology stocks underperformed other areas because there's been an ongoing market perception that links the performance of biotechnology stocks with that of technology stocks. During the period, the technology sector experienced one of its worst years in history, which had a domino effect, to some degree, on biotechnology stocks. The catalyst for the technology downturn was the slowing economy, which gradually worsened as the period progressed. The economic slowdown sent investors looking for defensive stocks - such as consumer staples and nondurables that have current earnings growth and tend to outperform in a slowdown - at the expense of high growth, biotech companies.

Q. What was your investment strategy?

A. The fund owned companies with existing products on the market, products in the late-stage development phase of human clinical trials, strong technology platforms, robust balance sheets - meaning those with a strong cash component to fund their research and development activities - and excellent management teams. Among the companies possessing those attributes, I emphasized the ones that have both a strong short-term outlook and exceptional long-term potential.

Q. By choosing companies with both a strong short-term outlook and long-term potential, does that mean you avoided emerging companies that have yet to turn a profit?

A. No, not at all. By long-term potential, I'm identifying companies - many of which may be emerging companies that are not yet profitable - that have most of their products in the early stages of development, strong cash positions and an advanced technology platform to support the research and development of those products. For those that have yet to turn a profit, I may own them not only for their long-term potential but for a number of short-term reasons as well, such as accelerating revenue, strong visibility in scientific journals or at medical meetings and the potential for quarterly revenue surprises.

Q. Can you provide some examples of companies that met your investment criteria? How did their stocks do?

A. Sure. One example is Millennium Pharmaceuticals, an emerging company that had the majority of its products in the early stages of development, a strong balance sheet and a valuable genomics technology platform. Despite that positive long-term outlook, Millennium and other companies using the latest technology, such as Affymetrix and Alkermes, turned out to be among the fund's biggest detractors due to the market's shift toward defensive stocks. Immunex, the fund's biggest underperformer, suffered from a lack of manufacturing capacity to meet demand for its flagship drug Enbrel, which reduced earnings expectations. On the positive side, Amgen, a top performer for the fund, was rewarded for its financial stability and the potential to harness incremental revenues of more than $3 billion in annual sales through several late-stage products that were expected to become available in the next two to three years. Elsewhere, consistent earnings growth and a promising drug pipeline made drug manufacturer ALZA the fund's top performer.

Q. What's your outlook, Brian?

A. I'm optimistic. The sector generally has strong fundamentals. Additionally, biotech companies collectively raised over $35 billion last year from the capital markets, despite a tough year for equities. I think if you look at the sector, there's an incredible dichotomy between what it has accomplished and what other so-called new economy industries have done. Biotech stocks often are linked to other new economy stocks, such as Internet-related stocks or dot-com companies, which had unclear business models and, in most cases to date, failed to generate adequate revenue growth to sustain their businesses. However, the biotech sector has, in general, delivered on what it has promised - the discovery and development of new drugs.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 042

Trading symbol: FBIOX

Size: as of February 28, 2001, more than $3.5 billion

Manager: Brian Younger, since 2000; analyst, genomics and other drug discovery industries, since 1998; joined Fidelity in 1995

3

Annual Report

Biotechnology Portfolio

Investments February 28, 2001

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 65.7%
Abgenix, Inc. (a)	1,433,000	$ 48,722,000
Affymetrix, Inc. (a)	1,531,500	87,750,164
Alexion Pharmaceuticals, Inc. (a)	41,700	1,224,938
Alkermes, Inc. (a)	1,760,500	54,575,500
Alliance Pharmaceutical Corp. (a)	379,300	948,250
Amgen, Inc. (a)	3,458,400	249,220,943
Applera Corp. - Celera Genomics Group (a)	1,579,900	68,725,650
Applied Molecular Evolution, Inc.	200,000	2,412,500
ArQule, Inc. (a)	265,000	4,770,000
Avigen, Inc. (a)	25,000	392,188
Aviron (a)	123,600	5,183,475
Biogen, Inc. (a)	1,888,500	135,145,781
Biotransplant, Inc. (a)	300,000	1,650,000
Celgene Corp. (a)	1,444,820	37,745,923
Cell Therapeutics, Inc. (a)	325,000	7,739,063
Cephalon, Inc. (a)	1,121,440	61,749,290
Chiron Corp. (a)	174,700	8,178,144
COR Therapeutics, Inc. (a)	2,225,480	76,500,875
Corvas International, Inc. (a)	75,000	754,688
CV Therapeutics, Inc. (a)	223,690	7,996,918
Enzon, Inc. (a)	616,600	39,192,638
Exelixis, Inc.	835,000	8,976,250
Genencor International, Inc.	250,000	4,000,000
Genentech, Inc.	1,526,400	80,136,000
Geneva Proteomics (c)	180,000	990,000
Genzyme Corp. - General Division (a)	709,200	62,365,275
Genzyme Transgenics Corp. (a)	120,000	787,500
Gilead Sciences, Inc. (a)	2,721,490	101,715,689
Human Genome Sciences, Inc. (a)	2,693,600	147,979,650
ICOS Corp. (a)	847,830	45,888,799
IDEC Pharmaceuticals Corp. (a)	2,471,140	139,310,518
Ilex Oncology, Inc. (a)	321,500	5,947,750
ImClone Systems, Inc. (a)	2,632,200	93,114,075
ImmunoGen, Inc. (a)	250,000	3,937,500
Invitrogen Corp. (a)	600,000	48,300,000
Lexicon Genetics, Inc.	175,000	1,618,750
Ligand Pharmaceuticals, Inc. Class B (a)	247,500	2,815,313
Maxygen, Inc. (a)	50,000	793,750
Medarex, Inc. (a)	1,164,800	29,775,200
Medimmune, Inc. (a)	3,784,200	165,322,237
Millennium Pharmaceuticals, Inc. (a)	4,422,764	149,268,285
Myriad Genetics, Inc. (a)	360,900	19,984,838
Neurocrine Biosciences, Inc. (a)	45,600	994,650
Neurogen Corp. (a)	25,800	693,375
OSI Pharmaceuticals, Inc. (a)	663,700	28,953,913
Protein Design Labs, Inc. (a)	1,147,990	71,892,874
QIAGEN NV (a)	100,000	2,750,000
Sangstat Medical Corp. (a)	192,300	2,019,150
Sepracor, Inc. (a)	1,388,100	72,094,444

	Shares	Value (Note 1)
Serologicals Corp. (a)	100,000	$ 1,100,000
Serono SA sponsored ADR (a)	361,400	7,343,648
Tanox, Inc.	260,100	8,794,631
Titan Pharmaceuticals, Inc. (a)	200,000	6,200,000
Vertex Pharmaceuticals, Inc. (a)	1,482,460	73,752,385
Vical, Inc. (a)	162,300	2,272,200
ViroLogic, Inc.	250,000	835,938
ViroPharma, Inc. (a)	379,900	9,117,600
XOMA Ltd. (a)	913,300	6,592,884
TOTAL BIOTECHNOLOGY		2,309,013,999
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Varian, Inc. (a)	217,500	6,620,156
HEALTH CARE EQUIPMENT & SUPPLIES - 5.7%
Applera Corp. - Applied Biosystems Group	2,497,062	172,546,984
Becton, Dickinson & Co.	89,400	3,216,612
Bruker Daltonics, Inc.	204,500	3,693,781
Caliper Technologies Corp. (a)	100,000	2,550,000
Cygnus, Inc. (a)	417,900	2,180,916
Inhale Therapeutic Systems, Inc. (a)	596,400	16,624,650
Third Wave Technologies, Inc.	135,000	1,290,938
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		202,103,881
HEALTH CARE PROVIDERS & SERVICES - 0.6%
Decode Genetics, Inc.	687,400	5,563,644
PAREXEL International Corp. (a)	122,370	1,996,161
Quintiles Transnational Corp. (a)	735,000	13,230,000
TOTAL HEALTH CARE PROVIDERS & SERVICES		20,789,805
INTERNET SOFTWARE & SERVICES - 0.1%
WebMD Corp. (a)	397,100	3,784,859
PHARMACEUTICALS - 21.9%
ALZA Corp. (a)	50,000	1,977,500
American Home Products Corp.	243,300	15,028,641
Atherogenics, Inc.	162,500	934,375
Bristol-Myers Squibb Co.	625,400	39,656,614
Cambridge Antibody Technology Group PLC	482,400	21,641,715
Elan Corp. PLC sponsored ADR (a)	300,000	16,488,000
GenVec, Inc.	849,500	5,097,000
Glaxo Wellcome PLC sponsored ADR	350,000	19,358,500
Immunex Corp. (a)	7,031,750	228,971,359
Intermune Pharmaceuticals, Inc.	250,000	7,078,125
Merck & Co., Inc.	1,842,300	147,752,460
NPS Pharmaceuticals, Inc. (a)	425,470	13,721,408
Oxford Glycosciences PLC	200,000	4,025,352
Pain Therapeutics, Inc.	481,000	4,870,125
Pfizer, Inc.	2,710,500	121,972,500
PRAECIS Pharmaceuticals, Inc.	695,000	19,155,938
Common Stocks - continued
	Shares	Value (Note 1)
PHARMACEUTICALS - CONTINUED
Schering-Plough Corp.	2,293,000	$ 92,293,250
SICOR, Inc. (a)	51,710	649,607
SuperGen, Inc. (a)	33,200	415,000
Tularik, Inc. (a)	181,700	4,735,556
Versicor, Inc.	380,000	3,491,250
TOTAL PHARMACEUTICALS		769,314,275
SOFTWARE - 0.0%
Genomica Corp.	247,000	1,389,375
TOTAL COMMON STOCKS (Cost $2,954,573,657)		3,313,016,350
Cash Equivalents - 11.0%

Fidelity Cash Central Fund, 5.61% (b)	233,844,055	233,844,055
Fidelity Securities Lending Cash Central Fund, 5.54% (b)	152,768,200	152,768,200
TOTAL CASH EQUIVALENTS (Cost $386,612,255)		386,612,255
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $3,341,185,912)		3,699,628,605
NET OTHER ASSETS - (5.2)%		(182,798,672)
NET ASSETS - 100%		$ 3,516,829,933
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneva Proteomics	7/7/00	$ 990,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $3,272,313,490 and $2,871,733,485, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $35,350 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $990,000 or 0% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
COR Therapeutics	$ 65,570,096	$ 89,233,141	$ -	$ -
Income Tax Information

At February 28, 2001, the aggregate cost of investment securities for income tax purposes was $3,363,394,182. Net unrealized appreciation aggregated $336,234,423, of which $879,069,435 related to appreciated investment securities and $542,835,012 related to depreciated investment securities.

The fund hereby designates approximately $52,040,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2001, the fund had a capital loss carryforward of approximately $34,965,000 all of which will expire on February 28, 2009.
The fund designates 1% of the dividend distributed during the fiscal year as qualifying for the dividend-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Biotechnology Portfolio
Financial Statements

Statement of Assets and Liabilities

	February 28, 2001
Assets
Investment in securities, at value (including securities loaned of $147,096,556) (cost $3,341,185,912) - See accompanying schedule		$ 3,699,628,605
Cash		385,688
Receivable for investments sold		89,302,907
Receivable for fund shares sold		7,557,411
Dividends receivable		404,280
Interest receivable		1,069,998
Redemption fees receivable		3,176
Other receivables		136,564
Total assets		3,798,488,629
Liabilities
Payable for investments purchased	$ 116,640,144
Payable for fund shares redeemed	9,109,934
Accrued management fee	1,748,966
Other payables and accrued expenses	1,391,452
Collateral on securities loaned, at value	152,768,200
Total liabilities		281,658,696
Net Assets		$ 3,516,829,933
Net Assets consist of:
Paid in capital		$ 3,235,667,284
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(77,280,044)
Net unrealized appreciation (depreciation) on investments		358,442,693
Net Assets, for 49,212,270 shares outstanding		$ 3,516,829,933
Net Asset Value and redemption price per share ($3,516,829,933 ÷ 49,212,270 shares)		$71.46
Maximum offering price per share (100/97.00 of $71.46)		$73.67

Statement of Operations

	Year ended February 28, 2001
Investment Income Dividends		$ 6,604,883
Interest		17,445,112
Security lending		2,170,395
Total income		26,220,390
Expenses
Management fee	$ 23,940,441
Transfer agent fees	15,896,016
Accounting and security lending fees	1,382,261
Non-interested trustees' compensation	17,688
Custodian fees and expenses	88,581
Registration fees	626,888
Audit	81,096
Legal	11,723
Miscellaneous	9,409
Total expenses before reductions	42,054,103
Expense reductions	(294,612)	41,759,491
Net investment income (loss)		(15,539,101)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(59,008,362)
Foreign currency transactions	(75,423)	(59,083,785)
Change in net unrealized appreciation (depreciation) on investment securities		(1,760,488,864)
Net gain (loss)		(1,819,572,649)
Net increase (decrease) in net assets resulting from operations		$ (1,835,111,750)
Other Information Sales charges paid to FDC		$ 25,316,554
Deferred sales charges withheld by FDC		$ 26,239
Exchange fees withheld by FSC		$ 136,898
Expense reductions
Directed brokerage arrangements		$ 253,252
Custodian credits		5,854
Transfer agent credits		35,506
		$ 294,612

See accompanying notes which are an integral part of the financial statements.

Annual Report

Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2001	Year ended February 29, 2000
Operations Net investment income (loss)	$ (15,539,101)	$ (6,676,423)
Net realized gain (loss)	(59,083,785)	163,252,232
Change in net unrealized appreciation (depreciation)	(1,760,488,864)	1,933,491,690
Net increase (decrease) in net assets resulting from operations	(1,835,111,750)	2,090,067,499
Distributions to shareholders
From net realized gain	(77,023,585)	(60,923,524)
In excess of net realized gain	(18,457,066)	-
Total distributions	(95,480,651)	(60,923,524)
Share transactions Net proceeds from sales of shares	3,263,108,575	3,361,002,098
Reinvestment of distributions	92,251,012	58,575,624
Cost of shares redeemed	(3,206,754,753)	(900,425,402)
Net increase (decrease) in net assets resulting from share transactions	148,604,834	2,519,152,320
Redemption fees	6,467,669	2,524,013
Total increase (decrease) in net assets	(1,775,519,898)	4,550,820,308
Net Assets
Beginning of period	5,292,349,831	741,529,523
End of period	$ 3,516,829,933	$ 5,292,349,831
Other Information Shares
Sold	36,780,636	45,451,966
Issued in reinvestment of distributions	1,166,111	1,100,383
Redeemed	(38,073,081)	(15,147,699)
Net increase (decrease)	(126,334)	31,404,650

Financial Highlights

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 107.27	$ 41.35	$ 34.52	$ 34.24	$ 36.60
Income from Investment Operations
Net investment income (loss) C	(.32)	(.30)	(.26)	(.27)	(.20)
Net realized and unrealized gain (loss)	(33.51)	68.93	9.15	5.20	1.89
Total from investment operations	(33.83)	68.63	8.89	4.93	1.69
Less Distributions
From net investment income	-	-	-	-	(.03)
From net realized gain	(1.70)	(2.82)	(2.09)	(4.71)	(4.06)
In excess of net realized gain	(.41)	-	-	-	-
Total distributions	(2.11)	(2.82)	(2.09)	(4.71)	(4.09)
Redemption fees added to paid in capital	.13	.11	.03	.06	.04
Net asset value, end of period	$ 71.46	$ 107.27	$ 41.35	$ 34.52	$ 34.24
Total Return A, B	(31.61)%	173.22%	27.13%	16.11%	5.85%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,516,830	$ 5,292,350	$ 741,530	$ 579,542	$ 674,902
Ratio of expenses to average net assets	1.01%	1.16%	1.34%	1.49%	1.57%
Ratio of expenses to average net assets after expense reductions	1.00% D	1.15% D	1.30% D	1.47% D	1.56% D
Ratio of net investment income (loss) to average net assets	(.37)%	(.51)%	(.75)%	(.81)%	(.59)%
Portfolio turnover rate	74%	72%	86%	162%	41%

A The total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the one time sales charge. C Net investment income (loss) per share has been calculated based on average shares outstanding during the period. D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. E For the year ended February 29

See accompanying notes which are an integral part of the financial statements.

Health Care Sector